As filed with the Securities and Exchange Commission
                              on September 29, 1998

                                              1933 Act Registration No. 33-19894
                                              1940 Act Registration No. 811-5463
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933                     [X]

                         Pre-Effective Amendment No.                         [ ]
                       Post-Effective Amendment No. 24                       [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        [X]

                                Amendment No. 26                             [X]
                        (Check appropriate box or boxes.)
                            ------------------------

                             SMITH HAYES Trust, Inc.
               (Exact Name of Registrant as Specified in Charter)

                       200 Centre Terrace, 1225 "L" Street
                             Lincoln, Nebraska 68508
               (Address of Principal Executive Offices)(Zip Code)

                                  (402)476-3000
              (Registrant's Telephone Number, Including Area Code)

                           Thomas C. Smith, President
                             SMITH HAYES Trust, Inc.
                        200 Centre Terrace, 1225 L Street
                             Lincoln, Nebraska 68508
                     (Name and Address of Agent for Service)

                              ------------------------
                        Copies of all communications to:
                                  John C. Miles
                  Cline, Williams, Wright, Johnson & Oldfather
                             1900 U.S. Bank Building
                             Lincoln, Nebraska 68508


It is proposed that this filing will become effective on September 29, 1998 pursuant to paragraph (b) of Rule 485.

The Registrant has registered an indefinite number of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the fiscal year ended June 30, 1998 was filed on or about August 28, 1998.

                             SMITH HAYES Trust, Inc.

                              d/b/a Lancaster Funds
                              Cross-Reference Sheet
                             Required by Rule 404(a)


N-1A Item No....................................    Location in Prospectuses

                                     PART A

1.  Cover Page..............................    Cover Page

2.  Synopsis................................    Introduction

3.  Condensed Financial Information.........    Financial Highlights

4.  General Description of Registrant.......    Investment  Objective and
                                                Policies;  General Information
5.  Management of the Fund..................    Management; General Information

6.  Capital Stock and Other Securities......    Cover Page;Redemption of Shares;
                                                Dividends and Taxes;
                                                General Information
7.  Purchase of Securities Being Offered....    Purchase of Shares
8.  Redemption or Repurchase................    Redemption of Shares
9.  Pending Legal Proceedings...............    Not Applicable

                                  PART B
                                                 Location in Statements of
                                                 Additional Information

10.  Cover Page..............................   Cover Page

11.  Table of Contents.......................   Table of Contents

12.  General Information and History.........   General Information

13.  Investment Objective and Policies.......   Investment Objectives,
                                                Policies and Restrictions

14.  Management of the Fund..................   Directors and Executive Officers

15.  Control Persons and Principal
     Holders of Securities...................   Investment Advisory and Other
                                                Services-Control  of the Adviser
                                                and the Distributor; Capital
                                                Stock and Control

16.  Investment Advisory and Other Services..   Investment  Advisory  and Other
                                                Services  - Investment  Advisory
                                                Agreements   and Administration
                                                Agreement
17.  Brokerage Allocation and Other Practices.  Portfolio Transactions and
                                                Brokerage Allocations

18.  Capital Stock and Other Securities.......  Capital Stock and Control

19.  Purchase, Redemption and Pricing of
     Securities Being Offered..............     Net Asset Value and Public
                                                Offering  Price; Redemption
20.  Tax Status............................     Tax Status

21.  Underwriters..........................     Distribution Plan

22.  Calculation of Performance Data.......     Calculation of Performance Data

23.  Financial Statements..................     Financial Statements


                                     PART C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS

                                 LANCASTER FUNDS

                              CAPITAL BUILDER FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                 (800)-279-7437

    The Capital Builder Fund (the "Fund") is a diversified open-end management investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies. This Prospectus relates only to the Select and Investor shares of the Fund.

        The primary investment objective of the Fund is to seek long-term capital appreciation with a secondary objective of providing current income. The Fund invests in a diversified portfolio of common and preferred stocks, convertible securities, U.S. Government Securities, repurchase agreements, mortgage backed securities, corporate debt securities and money market instruments. At least 65% of the Fund's total assets will be invested in common and preferred stocks and securities convertible into common stocks. In making selections for the Fund, the adviser will utilize an investment approach based on fundamental analysis incorporating a value and growth philosophy. SEE "Investment Objective and Policies."

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED, OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF SHARES NECESSARILY INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus concisely describes information about the Fund that an investor ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The
Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
             STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
             EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               The date of this Prospectus is September 29, 1998.

                            [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  INTRODUCTION

    The Fund is a diversified open-end management investment company organized as a series of the Company. The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a fund which is operated as a separate open-end management investment company. This Prospectus only relates to the series designated Capital Builder Fund and the classes of shares thereof designated "Select" and "Investor" shares. For information regarding the Company's other funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR

  The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS"), also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services.

THE DISTRIBUTOR

    SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated, acts as the distributor ("Distributor") of the Fund's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Fund's Investor shares, not to exceed
 .50%  annually  of  the  Fund's   Investor   shares  average  net  assets.   See
"Distribution of Fund Shares."

MULTIPLE CLASSES OF SHARES

    Currently the Fund offers two classes of shares, each with its own expense and load structure. Each class of shares represents an interest in the same portfolio of investments owned by the Fund. Per share dividends will be the highest in the Select shares because the Select shares do not bear any 12b-1 fees or related shareholder servicing fees.

    Select shares. The minimum net investment for Select shares is $1,000. Select shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, plus a varying sales charge, depending on the amount invested or the nature of the investor as set forth below. Select shares do not bear any 12b-1 fees or related shareholder servicing fees.


                                          Select Shares Sales Charges
                                                                     Dealer
                                      As a % of        As a % of   Reallowance
                                    Public Offering   Net Amount    as a % of
                                        Price           Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    3.90            4.06          3.00
    $25,000 but less than $50,000        2.50            2.56          2.00
    $50,000 but less than $100,000       1.30            1.32          1.00
    $100,000 and over                     -0-             -0-           -0-

    Investor  shares.  The minimum  investment  for  Investor  shares is $1,000.
Investor shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, without a sales charge. Investor shares bear the expense of a 12b-1 distribution fee of .50% of average daily net assets which is paid monthly to the Distributor.

PURCHASE AND REDEMPTION OF SHARES

    Shares of the Fund are available through SMITH HAYES and other selected financial service firms by completing the Purchase Application included in this Prospectus and following the instructions under "Purchase of Shares." Certain investors may purchase Select shares at a reduced sales charge or no sales charge if they have a relationship with Lancaster Funds, the Distributor, the Adviser, the Administrator or purchase or agree to invest certain amounts in the Fund. See "Purchase of Shares - Net Asset Value Purchases" and "Purchase of Shares - Reduced Sales Charge."

    Shares of the Fund are redeemable at any time at the next-determined net asset value per share, without any deduction by the Fund or the imposition of any deferred sales charge, subject to certain requirements. See "Redemption of Shares." The Company reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in the Fund, if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to the Company or your investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to one of the telephone numbers set forth on the cover page of this Prospectus.

                                    EXPENSES

    The payments made by the Investor shares of the Fund under the Rule 12b-1 Plan may result in long-term shareholders paying more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

    The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator," "Management-Expenses" and "Distribution of Fund Shares."

SHAREHOLDER TRANSACTION EXPENSES

    The Fund's shares do not bear any fees, charges or expenses on their sale or redemption, except as set forth below:
                                            Select Shares        Investor Shares

Maximum Sales Charge on Purchases              3.90%                  None
(as a percentage of offering price)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
                                            Select Shares        Investor Shares

Management Fees  1.00%                         1.00%

12b-1 Fees                                      None                  .50%
Other Expenses                                  .20%                  .20%
                                              ------                ------
Total Fund Operating Expenses                  1.20%                 1.70%


Example: You could pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                        1 year        3 years        5 years        10 years

Select                   $51            $76           $102             $179
Investor                 $18            $55            $95             $203



    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD BE GREATER OR LOWER THAN THOSE SHOWN.







                                    FINANCIAL HIGHLIGHTS

    The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.

                                              INVESTOR SHARES (A)           SELECT SHARES (B)

                                      YEAR ENDED YEAR ENDED              YEAR ENDED
                                          1998     1997     1996 (C)        1998     1997 (D)
                                          ----     ----     --------        ----     --------
NET ASSET VALUE:
  Beginning of period                    $13.63   $11.98    $10.00         $13.63    $12.47
                                         ------    -----     -----         ------     -----
  Income from investment operations:

    Net investment income (loss)          (0.02)    0.13      0.04           0.05      0.00
    Net realized and unrealized gain
          on investments                   2.10     2.53      1.98           2.10      1.23
                                           ----     ----      ----           ----      ----
      Total income from investment
          operations                       2.08      2.66     2.02           2.15      1.23
                                           ----      ----     ----           ----      ----


Less Distributions:
    Dividends from net investment income  (0.01)   (0.13)    (0.04)         (0.05)    (0.07)
    Dividends from capital gains          (1.99)   (0.88)     0.00          (2.00)     0.00
                                          ------   ------     ----           -----     ----
Total Distributions                       (2.00)   (1.01)    (0.04)         (2.05)    (0.07)
                                          ------   ------    ------         ------    ------

  End of period                          $13.71   $13.63    $11.98         $13.73 (e)$13.63 (e)
                                         ======   ======     =====          ========= =========
TOTAL RETURN                              16.68%   23.52%    24.14% (c)    $17.21(e)  $9.62(e) (f)
                                          ======   ======    ==========     ========   ===========

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)   $9,425   $9,994      $8,529         $621      $272

  Ratio of expenses to average net assets  1.70%    1.84%     1.82% (g)      1.20%     0.96%(g)
  Ratio of net income (loss)
   to average net assets                 (0.15)%    1.06%     0.42% (g)      0.35%     0.81%(g)

  Portfolio turnover rate                 26.29%   22.80%    31.35%         26.29%    22.80%

(a) All capital shares issued and outstanding as of September 30, 1996 were reclassified as Investor Shares.
(b) Commencing October 1, 1996, the Fund began offering  Select  Shares.
(c) For the period August 24, 1995(commencement of operations) to June 30, 1996.
(d) For the period March 3, 1997  (commencement of operations) to June 30, 1997.
(e) Excludes maximum sales charge of 3.9%.
(f) Annualized for those periods less than twelve months in duration.
(g) Total return is not annualized, as it may not be representative of the total return for the year.


                              INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVES

    The primary investment objective of the Fund is to seek long-term capital appreciation with a secondary objective of providing current income. The Fund invests in a diversified portfolio of common and preferred stocks, securities convertible into common stocks, U.S. Government Securities, repurchase agreements, mortgage-backed securities, corporate debt securities and money market instruments. At least 65% of the Fund's total assets will be invested in common and preferred stocks and securities convertible into common stocks. In making selections for the Fund, the Adviser will utilize an investment approach based on fundamental analysis incorporating a value and growth philosophy.

INVESTMENT POLICIES AND TECHNIQUES

    The Adviser will maintain a portfolio of securities broadly diversified among industries and companies so as to reduce its exposure to certain investment and market risks. Stock selection criteria are value and growth-oriented with an emphasis on price in relation to either earnings, cash flow, or book value. Generally, the Advisers look for companies that are selling at a discount relative to their peer group and/or relative to the market as a whole. Dividend or interest income, although considered, is not the primary factor in the selection of securities by the Fund.

    The Fund will be growth oriented and invest its assets primarily in common stock. If the market condition, in the Advisers' judgment, is unfavorable for investments in common stock the Fund may choose temporarily to take defensive positions by investing all or part of its assets in U.S. Government securities, corporate debt securities or money market instruments. Corporate debt securities purchased by the Fund will be of investment grade rated BBB-Baa or better by Standard & Poor's ("S&P") or by Moody's Investors Service ("Moody's"). Securities rated BBB-Baa by S&P and Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

    In the event that the rating of an investment grade security is lowered to below investment grade, the Investment Adviser will assess the creditworthiness of the issuer, evaluate the likelihood of the security's being upgraded to investment grade or being further down-graded and may choose to hold or sell the security as appropriate.

    The Fund may also write listed covered call options on the securities in its portfolio, purchase exchange listed put and call options, and enter into closing purchase and sale transactions with respect thereto. See "Special Investment Methods and Risk Considerations - Options Transactions."

    The investment objectives of the Fund described above are fundamental and may not be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objectives described above are considered non-fundamental and do not require shareholder approval to be changed. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved.

                     SPECIAL INVESTMENT METHODS AND RISK CONSIDERATIONS

    The Fund may invest in U.S. Government Securities, mortgage-related securities, repurchase agreements, convertible securities, options, and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

    Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk is minimal.

    As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

    The  Fund may also  enter  into  repurchase  agreements  on U.S.  Government
Securities to invest cash awaiting investment and/or for temporary defensive purposes. A repurchase agreement involves the purchase by the Fund of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investment in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. MORTGAGE-BACKED SECURITIES

    Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily backed by the full faith and credit of the U.S. Government itself. Pools are also created directly by banks, savings and loans and other mortgage lenders with mortgage loans that have been made by these institutions. Interest in such loans are described as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"). The Fund may invest in U.S. Government mortgage-related securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, FNMA Certificates and loans issued directly by banks, savings, and loans and other mortgage lenders. All mortgage backed securities purchased by the Fund will have investment grade BBB or Baa by S&P's or Moody's or be of comparable grade and none will be "interest only" or "principal only."

OPTIONS TRANSACTIONS

    The Fund may write covered call options, with respect to the securities in which they may invest. A put option is sometimes referred to as a "standby commitment" and a call option is sometimes referred to as a "reverse standby commitment." By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

    The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current price upon exercise.

    The Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    The Fund may only purchase and sell exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not. See "Special Investment Methods and Risk Considerations - Investment Restrictions."

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities which are rated investment grade BBB/Baa or better by S&P or by Moody's. In the event that the rating of an investment grade security is lowered to below investment grade, the Investment Adviser will assess the creditworthiness of the issuer, evaluate the likelihood of the security's being upgraded to investment grade or being further down-graded and may choose to hold or sell the security as appropriate.
Convertible securities are equity type securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, and stock purchase warrants, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

    Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

    The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

    If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

MONEY MARKET INSTRUMENTS

    The Fund may invest in Money Market Instruments which include:

        (i)    U.S. Treasury Bills;

        (ii) U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and banker's acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's;

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Policies and Restrictions" in the Statement of Additional Information.

    Investment by the Fund in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

BORROWING

    The Fund may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of the Fund's shares.

TEMPORARY DEFENSIVE POSITIONS

    The Fund may deviate from its fundamental and non-fundamental investment policies (except those concerning borrowing, diversification and concentration) during periods of adverse or abnormal market, economic, political and other circumstances requiring immediate action to protect assets. In such cases, the Fund may invest up to 100% of its assets in U.S. Government Securities, investment grade corporate debt securities, rated BBB, Baa or better by S&P or by Moody's and any Money Market Instrument described above.

PORTFOLIO TURNOVER

    While it is not the policy of the Fund to trade actively for short-term (less than six months) profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends and Taxes." In the case of the Fund, frequent changes will result in increased brokerage and other costs.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions-Portfolio Turnover." The turnover rate will not be a factor when management deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) the Fund may not purchase any securities which would, at the time of purchase, cause 25% or more of the value of its total assets to be invested in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto); (2) the Fund may not purchase a security of any one issuer, if at the time of purchase, such investment would result in the Fund holding more than 5% of the value of its total assets in such security or hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. Additional investment restrictions are set forth in the Statement of Additional Information.

    If a percentage restriction set forth under "Investment Objective and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restrictions (except for the restriction on borrowing). The foregoing investment restrictions, as well as all investment objectives and policies designated by the Fund as fundamental policies in the Statement of Additional Information, may not be changed without the approval of a "majority" of the Fund's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for the Fund at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of the Fund. The Adviser may also agree to certain additional non-fundamental investment policies from time to time in order to qualify the shares of the Fund in various states. The Fund has adopted a non-fundamental policy prohibiting it from holding 5% or more of its assets in below investment grade securities.


                                   MANAGEMENT

BOARD OF DIRECTORS

    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR

    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CSI, incorporated in October, 1987, has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a control person of Consolidated and is an officer and director of the Company. John H. Conley, the Fund's Portfolio Manager, owns 5% of the voting stock of Consolidated. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.


    The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of .75% of the daily average net asset value of the Fund. John H. Conley, President of the Adviser has the day-to-day responsibility of managing the Fund investments. Mr. Conley is a Chartered Financial Analyst with a finance and business degree from Nebraska Wesleyan University. Mr. Conley has been an investment analyst since 1974. See the Statement of Additional Information for more information about Mr. Conley.


    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated Investment Corporation. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. The Administrator receives an administration fee, computed and paid monthly at an annual rate of 0.25% of the Fund's daily average net assets.

EXPENSES

    The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, association fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs. Other expenses are deducted at the share level. Investor shares bear distribution expenses pursuant to the Rule 12b-1 Plan and Select and Investor shares each bear their own respective registration and blue sky fees incurred in registering and qualifying these shares under state and federal securities laws.

PORTFOLIO BROKERAGE

    The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. The Adviser may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.


                           DISTRIBUTION OF FUND SHARES

    SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Fund's Investor shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES from the Fund may not exceed 0.50% per annum of the average daily net assets attributable to the Investor shares of the Fund.
Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks which provide services to the Company for the Fund.

    The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for the Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. In its sole discretion, SMITH HAYES can waive all or part of payments under the Plan. Any such waiver can be discontinued at any time. Further information regarding the Plan is contained in the Statement of Additional Information.


                               PURCHASE OF SHARES

    The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order. Shares of the Fund are offered to the public without a sales load at the net asset value per share next determined following receipt of an order by SMITH HAYES.

    Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

    For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

    Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust, Co., as indicated below.

    1. Telephone the Company (402) 476-3000 or (800)-279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

    2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                             UNION BANK & TRUST CO.
                                Lincoln, Nebraska
                        Trust Department, ABA# 104910795
                             Lincoln, Nebraska 68506
                        Account of Lancaster Funds, Inc.
                              Capital Builder Fund
                              FBO
                           (Account Registration name)

    3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Fund shares will be accepted.) Banks may impose a charge for the wire transfer of funds.

    Investor shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms with whom the Distributor has entered into selling agreements, without a sales charge. Select shares are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.

                                                     Sales Charges
                                                                      Dealer
                                      As a % of       As a % of     Reallowance
                                    Public Offering  Net Amount      as a % of
                                        Price          Invested   Offering Price
On Balance after Purchase:

    less than $25,000                    3.90           4.06            3.00
    $25,000 but less than $50,000        2.50           2.56            2.00
    $50,000 but less than $100,000       1.30           1.32            1.00
    $100,000 and over                     -0-            -0-             -0-

NET ASSET VALUE PURCHASES

    Select shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

REDUCED SALES CHARGE

    Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investor may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

ACQUIRING SHARES IN EXCHANGE FOR SECURITIES

    Shares may also be purchased by transferring to the Fund marketable securities for which market quotations are readily available and which are acceptable to the Fund. The minimum value of securities or securities and cash accepted is $5,000. Investors contemplating an exchange of securities for shares should contact the Fund before delivering a purchase application or any securities in certificate form to determine specific procedures and to determine whether the securities are acceptable to the Fund. Exchanging securities for Fund shares may result in a tax consequence to the investor and investors are encouraged to consult with their tax advisors regarding the Federal, State and/or local tax consequences of such transactions.

MINIMUM INVESTMENT

    A minimum initial net investment of $1,000 is required for both the Select shares and Investor shares. Subsequent investments can be made in any amount.

    All investments must be made through your SMITH HAYES investment executive or other authorized broker-dealer.

                                    REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES plus any accrued but unpaid dividends thereon. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

    1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

    2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

    3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

    Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

    A shareholder may request that the Company transmit redemption proceeds by bank wire to a bank account designated on the shareholder's account application form provided such bank wire redemptions are in amounts of $5,000 or more and all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

    The Fund determines its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined when no portfolio shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the close of the Exchange (currently 3:00 p.m. Lincoln, Nebraska time) after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If the Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by the Fund is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES
DIVIDENDS

    All net investment income dividends and net realized capital gains with respect to the shares of the Fund will be payable in additional shares of the Fund unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of the income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

    The Fund will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code and distribute net realized capital gains, if any, to its shareholders on an annual basis.

TAXES

    The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or reinvested in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

    The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a 31% rate, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Company.

    As a result of certain reorganization transactions completed in August, 1995 the Fund acquired securities having a net unrealized appreciation of $752,965. If the Fund sells such securities the amount of any gain will be taxable to shareholders, including new shareholders. The effect of this would be to subject new shareholders to income tax on distributions which economically represent a return of their purchase price rather than an increase in the value of their investment.

    This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers. See "Tax Status" in the Statement of Additional Information.


                               GENERAL INFORMATION

CAPITAL STOCK

    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of 120,000,000 shares in three classes of 40,000,000 shares each designated Select, Investor and Market shares in one series designated Capital Builder Fund shares. Market shares are not currently offered. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

    Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of Directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change the Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only the Fund or (iii) change the Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such an agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETING

    The Company does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES

    The assets received by the Company for the issue or sale of shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's portfolio securities and cash. The Administrator acts as Transfer
Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Fund.

TOTAL RETURN AND PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to "total return." Total return is the percentage change between the public offering price of a Fund share at the beginning of a period and the net asset value of such share at the end of the period, with dividends and capital gains distributions treated as reinvested. In addition, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and the S&P 500 Index.

YEAR 2000 ISSUES

    Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.

REPORT TO SHAREHOLDERS

    The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL OPINION

     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered by, Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

AUDITORS

    The Company's auditors are Deloitte & Touche LLP, Lincoln, Nebraska, independent certified public accountants.

  TABLE OF CONTENTS

Introduction............................   1
Expenses................................   3
Financial Highlights....................   4
Investment Objective and Policies.......   5
Special Investment Methods..............   6
Management..............................  11
Distribution of Fund Shares.............  12
Purchase of Shares......................  13
Redemption of Shares....................  16
Valuation of Shares.....................  17
Dividends and Taxes.....................  17
General Information.....................  18


                               INVESTMENT ADVISER

                               CONLEY SMITH, INC.


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                              DIVIDEND PAYING AGENT

                     LANCASTER ADMINISTRATIVE SERVICES, INC.


                                   DISTRIBUTOR

                              SMITH HAYES FINANCIAL
                              SERVICES CORPORATION


                                    CUSTODIAN

                             UNION BANK & TRUST CO.


NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LANCASTER FUNDS OR SMITH HAYES FINANCIAL SERVICES CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

PROSPECTUS

                                 LANCASTER FUNDS

                                CONVERTIBLE FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                 (800)-279-7437

    The Convertible Fund (the "Fund") is a diversified open-end management investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies. This Prospectus relates only to the Select and Investor shares of the Fund.

     The Fund has as its investment objective the preservation of capital while maximizing total return (a combination of capital gains, interest and dividends). The Fund will invest primarily in convertible corporate debt securities and/or convertible preferred stock. SEE "Investment Objective and Policies."

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED, OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF SHARES NECESSARILY INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus concisely describes information about the Fund that an investor ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The
Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                      BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
                   STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                     The date of this Prospectus is September 29, 1998.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  INTRODUCTION

    The Fund is a diversified open-end management investment company organized as a series of the Company. The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a Fund, which is operated as a separate open-end management investment company. This Prospectus only relates to the series designated Convertible Fund and the classes of shares thereof designated "Select" and "Investor" shares. For information regarding the Company's other funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR

    The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS"), also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services.

     The Adviser has entered into a Sub-Investment Advisory Agreement with Calamos Asset Management, Inc. ("Calamos") to assist in rendering investment advisory services to the Fund. Calamos will be compensated solely by the Adviser. See "Management."

THE DISTRIBUTOR

    SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated, acts as the distributor ("Distributor") of the Fund's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Fund's Investor shares, not to exceed
 .50%  annually  of  the  Fund's   Investor   shares  average  net  assets.   See
"Distribution of Fund Shares."

MULTIPLE CLASSES OF SHARES

    Currently the Fund offers two classes of shares, each with its own expense and load structure. Each class of shares represents an interest in the same portfolio of investments owned by the Fund. Per share dividends will be the highest in the Select shares because the Select shares do not bear any 12b-1 fees or related shareholder servicing fees.

    Select shares. The minimum net investment for Select shares is $1,000. Select shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, plus a varying sales charge, depending on the amount invested or the nature of the investor as set forth below. Select shares do not bear any 12b-1 fees or related shareholder servicing fees.


                                                 Select Shares Sales Charges
                                                                      Dealer
                                      As a % of        As a % of    Reallowance
                                    Public Offering   Net Amount     as a % of
                                        Price           Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    3.90            4.06           3.00
    $25,000 but less than $50,000        2.50            2.56           2.00
    $50,000 but less than $100,000       1.30            1.32           1.00
    $100,000 and over                     -0-             -0-            -0-

    Investor  shares.  The minimum  investment  for  Investor  shares is $1,000.
Investor shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, without a sales charge. Investor shares bear the expense of a 12b-1 distribution fee of .50% of average daily net assets which is paid monthly to the Distributor.

PURCHASE AND REDEMPTION OF SHARES

    Shares of the Fund are available through SMITH HAYES and other selected financial service firms by completing the Purchase Application included in this Prospectus and following the instructions under "Purchase of Shares." Certain investors may purchase Select shares at a reduced sales charge or no sales charge if they have a relationship with Lancaster Funds, the Distributor, the Adviser, the Administrator or purchase or agree to invest certain amounts in the Fund. See "Purchase of Shares - Net Asset Value Purchases" and "Purchase of Shares - Reduced Sales Charge."

    Shares of the Fund are redeemable at any time at the next-determined net asset value per share, without any deduction by the Fund or the imposition of any deferred sales charge, subject to certain requirements. See "Redemption of Shares." The Company reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in the Fund, if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to the Company or your investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to one of the telephone numbers set forth on the cover page of this Prospectus.


                                    EXPENSES

    The payments made by the Investor shares of the Fund under the Rule 12b-1 Plan may result in long-term shareholders paying more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

    The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator," "Management-Expenses" and
"Distribution of Fund Shares."

SHAREHOLDER TRANSACTION EXPENSES

    The Fund's shares do not bear any fees, charges or expenses on their sale or redemption, except as set forth below:

                                          Select Shares        Investor Shares

Maximum Sales Charge on Purchases            3.90%                  None
(as a percentage of offering price)


ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)

                                          Select Shares        Investor Shares

Management Fees  1.00%                       1.00%

12b-1 Fees                                    None                  .50%
Other Expenses                                .41%                  .41%
                                            ------                ------
Total Fund Operating Expenses                1.41%                 1.91%


Example: You could pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                        1 year        3 years        5 years        10 years

Select                   $53            $82           $113             $201
Investor                 $20            $62           $106             $226



    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD BE GREATER OR LOWER THAN THOSE SHOWN.


                                    FINANCIAL HIGHLIGHTS

    The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report, is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.


                                          CONVERTIBLE FUND - INVESTOR SHARES (A)
                            YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED
                                 1998     1997     1996    1995     1994     1993     1992
                                 ----     ----     ----    ----     ----     ----     ----
NET ASSET VALUE:
  Beginning of period           $13.82   $13.20   $11.97   $11.69   $12.58   $10.76    $9.96
                                ------   ------    -----    -----    -----    -----     ----
  Income (loss) from
   investment operations:
    Net investment income         0.23     0.26     0.33     0.30     0.29     0.33     0.31
    Net realized and  unrealized
      gain (loss) on investments  2.72     2.10     1.73     1.01    (0.53)    2.16     0.80
                                  ----     ----     ----     ----    ------    ----     ----

      Total income (loss) from
         investment operations    2.95     2.36     2.06     1.31    (0.24)    2.49     1.11
                                  ----     ----     ----     ----    ------    ----     ----

  Less distributions:
    Dividends from net
       investment income         (0.22)   (0.26)   (0.33)   (0.30)   (0.29)   (0.33)   (0.31)
    Distributions from
     capital gains               (1.02)   (1.48)   (0.50)    (0.73)  (0.36)   (0.34)     --
                                 ------   ------    -----     -----  ------   -----   ------

      Total distributions        (1.24)   (1.74)   (0.83)   (1.03)   (0.65)   (0.67)   (0.31)
                                 ------   ------   ------   ------   ------   ------   ------

  End of period                 $15.53   $13.82   $13.20   $11.97   $11.69   $12.58   $10.76
                                ======   ======    =====    =====    =====    =====    =====

TOTAL RETURN                     22.60%   19.51%   17.60%   14.09%   (2.26%)  24.06%   10.95%
                                 ======   ======   ======   ======   =======  ======   ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets,  end of
    period (in 000's)           $3,435    $2,861   $1,802   $1,765   $2,708   $2,369  $1,791

  Ratio of expenses to
     average net assets           1.91%    1.93%    1.93%    2.25%    2.06%    2.13%    2.48%
  Ratio of net income to
     average net assets           1.54%    1.95%    2.53%    2.58%    2.27%    2.91%    2.85%

  Portfolio turnover rate        90.62%  100.15%   79.30%   51.31%   65.76%   69.72%   96.02%


(a) All capital shares issued and outstanding as of September 30, 1996 were reclassified as Investor Shares.




             INVESTOR   SHARES (A)                 CONVERTIBLE FUND - SELECT SHARES (B)
------------------------------------               ------------------------------------
YEAR ENDED    YEAR ENDED   PERIOD ENDED                                 YEAR ENDED  PERIOD ENDED
     1991     1990    1989 (C)                                              1998     1997(D)
     ----     ----    -----                                                 ----     ----
                                                 NET ASSET VALUE:
      $9.86    $9.68  $9.24                       Beginning of period      $13.83     $13.75
      -----    -----  -----                                                ------     ------

                                                  Income    from    investment
                                                     operations:
       0.40     0.39   0.23                       Net investment income      0.30       0.01
                                                  Net realized and unrealized
      (0.06)    0.16   0.43                         gain  on investments     2.77       0.17
       -----    ----   ----                                                  ----       ----
                                                  Total income from
       0.34     0.55   0.66                         investment operations    3.07       0.18
       ----     -----  ----                                                  ----       ----

                                                  Less distributions:
                                                  Dividends from net
      (0.21)   (0.37) (0.22)                        investment income       (0.45)     (0.10)
      (0.03)    0.00   0.00                       Distributions from
                                                    capital gains           (0.92)       --
      ------    ----   ----                                                 -----       ------
0.00
      (0.24)   (0.37) (0.22)                     Total distributions        (1.37)     (0.10)
     -------   ------ ------                                                ------     ------

      $9.96    $9.86  $9.68                    End of period (e)           $15.53     $13.83
      =====    =====  =====                                                ======     ======

       5.09%    5.74% 14.36%                   TOTAL RETURN (E)             23.06%     (1.25%) (f)
       =====    ===== ======                                                ======     =======

                                               RATIOS/SUPPLEMENTAL DATA:
                                               Net assets,
    $1,189   $1,645  $1,498                      end of period (in 000's)   $253       $58

                                               Ratio of expenses to
       2.79%    2.57%  2.57% (g)                  average net assets         1.41% (e)  0.96% (g)
                                               Ratio of net income to
       3.48%    3.73%  4.73% (g)                  average net assets         2.04% (e)  0.81% (g)

      70.77%   96.40%  1.75%                   Portfolio turnover rate      90.62%     22.80%

(b) Commencing  October 1, 1996, the Fund began offering Select Shares.
(c) The period from January 1, 1989 to June 30, 1989.
(d) The period from June 16, 1997 (commencement of class shares) to June 30,
    1998.
(e) Excludes maximum sales charge of 3.9%.
(f) Total return is not annualized, as it may not be representative of the total return for the year.
(g) Annualized for those periods less than twelve months in duration.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVES

    The Fund has the investment objective the preservation of capital while maximizing total return (a combination of capital gains, interest and dividends). The Fund will invest primarily in convertible corporate debt securities and/or convertible preferred stock.

INVESTMENT POLICIES AND TECHNIQUES

    In seeking to accomplish its objective, the Fund normally invests at least 65% of its total assets in a diversified portfolio of convertible securities, primarily bonds and preferred stocks which are convertible into common stock. See "Special Investment Methods - Convertible Securities." Generally, the Fund emphasizes investments in securities that are in the higher rating categories of the recognized rating agencies (i.e., securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Services, Inc. ("Moody's")) and other securities of comparable quality as determined by the Portfolio Manager or unrated securities, which are commonly referred to as ("junk bonds"). There are no restrictions as to the ratings of convertible debt securities acquired by the Convertible Fund's assets that may be invested in debt securities in a particular ratings category, except that the Convertible Fund will not acquire any security rated below C. In an attempt to earn additional income on its portfolio, the Fund may write covered call options in securities the Fund holds or has an immediate right to acquire upon conversion or exchange of securities held by the Fund. See "Special Investment Methods - Options Transactions." The Fund's investment in convertible securities offers the potential for capital appreciation through the conversion feature of such securities, which enables the Fund to benefit from increases in the market prices of the underlying common stock. However, the Fund's emphasis on convertible securities will also necessarily result in fluctuations in the net asset value and yield of the Fund as interest rate changes and corresponding inverse changes in market values of the underlying stock occur. Generally, there is an inverse relationship between the market value of fixed income securities and the yield of such securities. As interest rates rise, the value of the security falls. Conversely, as interest rates fall, the market value of the security rises.

    Securities rated BBB and Baa have speculative characteristics while securities rated BB and Ba or lower are considered speculative. Securities rated C are of poor standing and may be in default and have serious questions of payment.  See  Appendix  A to the  Statement  of  Additional  Information  for a
complete description of the S&P and Moody's ratings. Investment in junk bonds involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic down-turn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, junk bonds are less sensitive to interest rate changes than higher quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such securities may experience difficulty in servicing their principal and interest payment obligations. Lower rated and unrated convertible securities normally offer a current yield appreciably above that generally available on bonds in the highest rating categories but involve a higher risk of default than securities with higher ratings. Market prices of lower rated convertible securities tend to fluctuate more than market prices of higher rated securities, and the market for such securities tends to be less liquid than the market for higher rated securities. Changes in the market value of convertible securities subsequent to acquisition do not affect cash income of the Fund but are reflected in the net asset value of the Fund's shares and the Fund's effective yield.

    As of June 30, 1998, the Fund had 3%, 3%, and 4% of its net assets invested in convertible debt securities rated B+, B and B- by Moody's.

    In selecting the Fund's securities, including unrated securities, the Portfolio Manager performs its own credit analysis, in addition to depending upon recognized rating agencies and other sources, giving consideration, among other things, to the issuer's financial soundness, its anticipated cash flow, interest or dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates, business conditions, and liquidation value related to the market price of the security. The Fund diversifies its holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. Furthermore, convertible securities, because of their fixed income features, are less susceptible to declines in the equity market than the common stock of the same issuer.

    The Fund may invest up to 20% of the value of its total assets in non-convertible income-producing securities consisting of stocks, bonds, U.S. Government Securities and repurchase agreements on U.S. Government Securities. Although it is intended that the Fund will invest primarily in convertible securities, securities received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may be retained to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes. The Fund is not required to immediately sell securities for the purpose of assuring that 65% of its total assets are invested in convertible securities.

    The Fund may invest up to 15% of the value of its total assets at the time of purchase in warrants (not including those acquired in units or attached to other securities), including up to 5% of its total assets in warrants that are not listed on the New York or American Stock Exchanges. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will be worthless and will expire. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the underlying common stock. Warrants not listed on the New York or American Stock Exchanges are considered to be illiquid and as such are subject to the Fund's 10% limitation on investments in illiquid securities. See "Special Investment Methods - Investment Restrictions."

    The Fund may write (i.e., sell) covered call options on stocks, purchase put options on stocks and stock indices, and enter into closing transactions with respect to certain of such options. All options traded by the Fund will be listed on national securities exchanges. See "Special Investment Methods - Options Transactions."

    The Fund may write covered call options and purchase put options on stocks and stock indices in order to hedge its portfolio and reduce investment risks. Hedging strategies are defensive in nature; some capital gain potential is forsaken in advancing markets in order to reduce risk in declining markets.
However, the Portfolio Manager believes that hedging strategies designed to reduce risk can be pursued without unduly sacrificing the potential for capital gains over the long term. See "Special Investment Methods."

    The Fund may make short sales of common stock, provided it owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. The Fund may make a short sale when the Portfolio Manager believes the price of the stock may decline and, for tax or other reasons, the Portfolio Manager does not want to currently sell the stock or convertible security it owns. In such case, any decline in the value of the Fund's securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's securities would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of its total assets (taken at a current value) are held as collateral for such sales at any one time.

    The investment objectives of the Fund described above are fundamental and may not be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objectives described above are considered non-fundamental and do not require shareholder approval to be changed. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved.


                           SPECIAL INVESTMENT METHODS

    The Fund may invest in U.S. Government Securities, repurchase agreements, convertible securities, options, and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

    Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk is minimal.

    As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

    The  Fund may also  enter  into  repurchase  agreements  on U.S.  Government
Securities to invest cash awaiting investment and/or for temporary defensive purposes. A repurchase agreement involves the purchase by the Fund of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investment in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss.

OPTIONS TRANSACTIONS

    The Fund may write covered call options, with respect to the securities in which it may invest. A put option is sometimes referred to as a "standby commitment" and a call option is sometimes referred to as a "reverse standby commitment". By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

    The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current price upon exercise.

    The Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. In that case, the Fund may purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities when, in the opinion of the Adviser or Portfolio Manager, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Fund purchases put options on underlying securities it owns.

     The Fund may only purchase and sell exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not. See "Special Investment Methods - Investment Restrictions."

    The securities exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. These position limits may restrict the Fund's ability to purchase or sell options on a particular security. It is possible that the Fund and other clients of the Adviser may be considered to be a group of investors acting in concert. Thus the number of options which the Fund may write may be affected by other investment advisory clients, if any, of the Adviser or Portfolio Manager.

OPTIONS ON STOCK INDEX CONTRACTS

    The Fund may purchase put options on stock index contracts. Stock index contracts are based upon broad-based stock indexes such as the Standard & Poor's 500 or upon narrow-based stock indexes. A buyer entering into a stock index contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may use such index options in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying index contract and the underlying securities. For example, to hedge against a possible decrease in the value of its securities, the Fund may purchase put options on stock index contracts. Further information concerning index contracts and options thereon is found in Appendix B to the Statement of Additional Information.

    In connection with transactions in index options, the Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to 5% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. The Fund will not purchase or sell options on index contracts if (a) as a result the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options on futures contracts would exceed 5% of the Fund's assets, or (b) the sum of the aggregate purchase prices of options on index contracts would exceed one-third of the value of the Fund's total assets.

    The use of options on stock index contracts also involves additional risk. The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Portfolio Manager deems it desirable to do so. Although the Fund will enter into an option position only if the Portfolio Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on index contracts will be concluded only on recognized exchanges.

    The Fund's purchase or sale of put options on stock index contracts will be based upon predictions as to anticipated market trends by the Portfolio Manager, which could prove to be inaccurate. Even if the expectations of the Portfolio Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's securities.

    Additional information with respect to stock index contracts and options on such contracts is set forth in Appendix B to the Statement of Additional Information.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities which are rated investment grade BBB/Baa or better by S&P or by Moody's. In the event that the rating of an investment grade security is lowered to below investment grade, the Investment Adviser will assess the creditworthiness of the issuer, evaluate the likelihood of the security's being upgraded to investment grade or being further downgraded and may choose to hold or sell the security as appropriate. Convertible securities are equity type securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, and stock purchase warrants, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

    Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

    The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

    If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

MONEY MARKET INSTRUMENTS

    The Fund may invest in Money Market Instruments which include:

        (i)    U.S. Treasury Bills;

        (ii) U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and banker's acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's;

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Policies and Restrictions" in the Statement of Additional Information.

    Investment by the Fund in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

BORROWING

    The Fund may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of the Fund's shares.

TEMPORARY DEFENSIVE POSITIONS

    The Fund may deviate from its fundamental and non-fundamental investment policies (except those concerning borrowing, diversification and concentration) during periods of adverse or abnormal market, economic, political and other circumstances requiring immediate action to protect assets. In such cases, the Fund may invest up to 100% of its assets in U.S. Government Securities, investment grade corporate debt securities rated BBB, Baa or better by S&P or by Moody's and any Money Market Instrument described above.

PORTFOLIO TURNOVER

        While it is not the policy of the Fund to trade actively for short-term (less than six months) profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Portfolio Manager, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends and Taxes." In the case of the Fund, frequent changes will result in increased brokerage and other costs.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions-Portfolio Turnover." The turnover rate will not be a factor when management deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) the Fund will not invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries); (2) no security can be purchased by the Fund if as a result more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations); (3) no security can be purchased by the Fund if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; and with respect to the Company, in the aggregate the Company may not own more than 15% of any class of securities or more than 10% of the outstanding voting securities of an issuer;
(4) the Fund will not invest more than 5% of its total assets in restricted securities; (5) the Fund will not cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days and other illiquid securities; and (6) the Fund will not invest more than 5% of its total assets in foreign securities.

    If a percentage restriction set forth under "Investment Objective and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restrictions. The foregoing investment restrictions, as well as all investment objectives and policies designated by the Company as fundamental policies, may not be changed without the approval of a "majority" of the shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of the Fund. The Adviser may also agree to certain additional non-fundamental investment policies from time to time in order to qualify the shares of the Fund in various states.


                                   MANAGEMENT
BOARD OF DIRECTORS

    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR

    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CSI, incorporated in October, 1987, has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a control person of Consolidated and is an officer and director of the Company. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.

    The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of .75% of the daily average net asset value of the Fund.

     The Adviser has entered into a Sub-Investment Advisory Agreement with Calamos Asset Management, Inc. ("Calamos"), 1111 East Warrenville Road, Naperville, Illinois 60563-1448, to assist in advising the Fund. Calamos is controlled by its President and Chief Investment Officer, John P. Calamos. Mr. Calamos is the Portfolio Manager of the Fund and has over 24 years experience in investment research and portfolio management of convertible securities. Mr. Calamos is also President and controlling shareholder of Calamos Financial Services, Inc., an NASD broker-dealer, and is Trustee and President of Calamos Investment Trust, an open end diversified registered investment company. Calamos acts as the investment adviser to the Calamos Investment Trust which has a net asset value of over $106 million. Calamos has over $2.2 billion under management excluding the Calamos Investment Trust. In return for its investment advisory services rendered to the Fund, Calamos is paid by the Adviser a monthly fee at an annual rate of .75% of the first $1,000,000 and .5% over $1,000,000 of the daily average net assets of the Fund. The Adviser is solely responsible for and will pay Calamos' advisory fees based upon the average net asset value of the Fund.

    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated Investment Corporation. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. The Administrator receives an administration fee, computed and paid monthly at an annual rate of 0.25% of the Fund's daily average net assets.

EXPENSES

    The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, association fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs. Other expenses are deducted at the share level. Investor shares bear distribution expenses pursuant to the Rule 12b-1 Plan and Select and Investor shares each bear their own respective registration and blue sky fees incurred in registering and qualifying these shares under state and federal securities laws.

PORTFOLIO BROKERAGE

    The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. Calamos has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. Calamos may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.

                                 DISTRIBUTION OF FUND SHARES

    SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Fund's Investor shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES from the Fund may not exceed 0.50% per annum of the average daily net assets attributable to the Investor shares of the Fund.
Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks which provide services to the Company for the Fund.

    The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for the Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. In its sole discretion, SMITH HAYES can waive all or part of payments under the Plan. Any such waiver can be discontinued at any time. Further information regarding the Plan is contained in the Statement of Additional Information.


                               PURCHASE OF SHARES

    The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order.

    Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

    For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

    Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust Co., as indicated below.

    1. Telephone the Company (402) 476-3000 or (800)-279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

    2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                             UNION BANK & TRUST CO.
                                Lincoln, Nebraska
                        Trust Department, ABA# 104910795
                             Lincoln, Nebraska 68506
                           Account of Lancaster Funds
                                Convertible Fund
                            FBO
                           (Account Registration name)

    3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Fund shares will be accepted.) Banks may impose a charge for the wire transfer of funds.

    Investor shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms with whom the Distributor has entered into selling agreements, without a sales charge. Select shares are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.

                                                     Sales Charges
                                                                    Dealer
                                      As a % of       As a % of   Reallowance
                                    Public Offering  Net Amount    as a % of
                                        Price          Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    3.90           4.06          3.00
    $25,000 but less than $50,000        2.50           2.56          2.00
    $50,000 but less than $100,000       1.30           1.32          1.00
    $100,000 and over                     -0-            -0-           -0-


NET ASSET VALUE PURCHASES

    Select shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

REDUCED SALES CHARGE

    Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

ACQUIRING SHARES IN EXCHANGE FOR SECURITIES

    Shares may also be purchased by transferring to the Fund marketable securities for which market quotations are readily available and which are acceptable to the Fund. The minimum value of securities or securities and cash accepted is $5,000. Investors contemplating an exchange of securities for shares should contact the Fund before delivering a purchase application or any securities in certificate form to determine specific procedures and to determine whether the securities are acceptable to the Fund. Exchanging securities for Fund shares may result in a tax consequence to the investor and investors are encouraged to consult with their tax advisors regarding the Federal, State and/or local tax consequences of such transactions.


MINIMUM INVESTMENT

    A minimum initial net investment of $1,000 is required for both the Select shares and Investor shares. Subsequent investments can be made in any amount.

    All investments must be made through your SMITH HAYES investment executive or other authorized broker-dealer.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES plus any accrued but unpaid dividends thereon. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

    1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

    2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

    3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

    Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

    A shareholder may request that the Company transmit redemption proceeds by bank wire to a bank account designated on the shareholder's account application form provided such bank wire redemptions are in amounts of $5,000 or more and all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

    The Fund determines its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined when no portfolio shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the close of the Exchange (currently 3:00 p.m. Lincoln, Nebraska time) after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. If the Fund should have an open short position as to a security, the valuation of the contract will be at the average of the bid and asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held or written by the Fund is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES
DIVIDENDS

    All net investment income dividends and net realized capital gains with respect to the shares of the Fund will be payable in additional shares of the Fund unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of the income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

    The Fund will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code and distribute net realized capital gains, if any, to its shareholders on an annual basis.

TAXES

    The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or reinvested in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

    The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a 31% rate, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Company.

    This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers. See "Tax Status" in the Statement of Additional Information.


                               GENERAL INFORMATION

CAPITAL STOCK

    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of 120,000,000 shares in three classes of 40,000,000 shares each designated Select, Investor and Market shares in one series designated Convertible Fund shares. Market shares are not currently offered. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

    Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of Directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change the Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only the Fund or (iii) change the Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such an agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETING

    The Company does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES

    The assets received by the Company for the issue or sale of shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's portfolio securities and cash. The Administrator acts as Transfer
Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Fund.

TOTAL RETURN AND PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to "total return." Total return is the percentage change between the public offering price of a Fund share at the beginning of a period and the net asset value of such share at the end of the period, with dividends and capital gains distributions treated as reinvested. In addition, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., First Boston Convertible Securities Index and the S&P 500 Index.

YEAR 2000 ISSUES

    Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.

REPORT TO SHAREHOLDERS

    The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL OPINION

     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered by, Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

AUDITORS

    The Company's auditors are Deloitte & Touche LLP, Lincoln, Nebraska, independent certified public accountants.

     TABLE OF CONTENTS

Introduction............................   1
Expenses................................   3
Financial Highlights....................   4
Investment Objective and Policies.......   6
Special Investment Methods..............   8
Management..............................  14
Distribution of Fund Shares.............  16
Purchase of Shares......................  16
Redemption of Shares....................  19
Valuation of Shares.....................  20
Dividends and Taxes.....................  20
General Information.....................  21


                               INVESTMENT ADVISER

                               CONLEY SMITH, INC.


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                              DIVIDEND PAYING AGENT

                     LANCASTER ADMINISTRATIVE SERVICES, INC.


                                   DISTRIBUTOR

                              SMITH HAYES FINANCIAL
                              SERVICES CORPORATION


                                    CUSTODIAN

                             UNION BANK & TRUST CO.


NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LANCASTER FUNDS OR SMITH HAYES FINANCIAL SERVICES CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

 PROSPECTUS

                                 LANCASTER FUNDS

                          GOVERNMENT/QUALITY BOND FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                 (800)-279-7437

    The Government/Quality Bond Fund (the "Fund") is a diversified open-end management investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies. This Prospectus relates only to the Select and Investor shares of the Fund.

     The Fund has as its investment objective income with capital appreciation consistent with preservation of capital. The Fund will invest in U.S. Government Securities and debt obligations which are rated A or higher by Moody's Investor Services, Inc. and A or higher by Standard & Poor's Corporation. See "Investment Objective and Policies."

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED, OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF SHARES NECESSARILY INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus concisely describes information about the Fund that an investor ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The
Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
             STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
             EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



               The date of this Prospectus is September 29, 1998.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  INTRODUCTION

    The Fund is a diversified open-end management investment company organized as a series of the Company. The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a fund which is operated as a separate open-end management investment company. This Prospectus only relates to the series designated Government/Quality Bond Fund and the classes of shares thereof designated "Select" and "Investor" shares. For information regarding the Company's other funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR

    The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS"), also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services.

THE DISTRIBUTOR

    SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated, acts as the distributor ("Distributor") of the Fund's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Fund's Investor shares, not to exceed
 .25%  annually  of  the  Fund's   Investor   shares  average  net  assets.   See
"Distribution of Fund Shares."

MULTIPLE CLASSES OF SHARES

    Currently the Fund offers two classes of shares, each with its own expense and load structure. Each class of shares represents an interest in the same portfolio of investments owned by the Fund. Per share dividends will be the highest in the Select shares because the Select shares do not bear any 12b-1 fees or related shareholder servicing fees.

    Select shares. The minimum net investment for Select shares is $1,000. Select shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, plus a varying sales charge, depending on the amount invested or the nature of the investor as set forth below. Select shares do not bear any 12b-1 fees or related shareholder servicing fees.


                                                   Select Shares Sales Charges
                                                                      Dealer
                                      As a % of        As a % of    Reallowance
                                    Public Offering   Net Amount     as a % of
                                        Price           Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    1.50            1.52           1.20
    $25,000 but less than $50,000        1.00            1.01            .80
    $50,000 but less than $100,000        .50             .503           .40
    $100,000 and over                     -0-             -0-            -0-

    Investor  shares.  The minimum  investment  for  Investor  shares is $1,000.
Investor shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, without a sales charge. Investor shares bear the expense of a 12b-1 distribution fee of .25% of average daily net assets which is paid monthly to the Distributor.

PURCHASE AND REDEMPTION OF SHARES

    Shares of the Fund are available through SMITH HAYES and other selected financial service firms by completing the Purchase Application included in this Prospectus and following the instructions under "Purchase of Shares." Certain investors may purchase Select shares at a reduced sales charge or no sales charge if they have a relationship with Lancaster Funds, the Distributor, the Adviser, the Administrator or purchase or agree to invest certain amounts in the Fund. See "Purchase of Shares - Net Asset Value Purchases" and "Purchase of Shares - Reduced Sales Charge."

    Shares of the Fund are redeemable at any time at the next-determined net asset value per share, without any deduction by the Fund or the imposition of any deferred sales charge, subject to certain requirements. See "Redemption of Shares." The Company reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in the Fund, if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to the Company or your investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to one of the telephone numbers set forth on the cover page of this Prospectus.


                                    EXPENSES

    The payments made by the Investor shares of the Fund under the Rule 12b-1 Plan may result in long-term shareholders paying more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

    The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator," "Management-Expenses" and
"Distribution of Fund Shares."

SHAREHOLDER TRANSACTION EXPENSES

    The Fund's shares do not bear any fees, charges or expenses on their sale or redemption, except as set forth below:

                                          Select Shares        Investor Shares

Maximum Sales Charge on Purchases            1.50%                  None
(as a percentage of offering price)


ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)

                                          Select Shares        Investor Shares

Management Fees  .85%                         .85%

12b-1 Fees                                    None                  .25%
Other Expenses                                .55%                  .55%
                                            ------                -----
Total Fund Operating Expenses                1.40%                 1.65%



Example: You could pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                        1 year        3 years        5 years        10 years

Select                   $29            $59            $90             $180
Investor                 $17            $54            $92             $198



    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD BE GREATER OR LOWER THAN THOSE SHOWN.



                              FINANCIAL HIGHLIGHTS

    The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.


                                      GOVERNMENT/QUALITY BOND FUND - INVESTOR SHARES (A)

                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                           1998     1997     1996     1995     1994     1993     1992
                           ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE:
  Beginning of period     $10.19   $10.15   $10.43   $10.21   $11.17   $10.93   $10.42
                          ------    -----    -----    -----    -----    -----    -----

  Income (loss) from
   investment operations:
    Net investment income   0.49     0.53     0.55     0.60     0.54     0.64     0.73
    Net realized and
     unrealized gain (loss)
     on investments         0.10     0.06    (0.28)    0.22    (0.75)    0.43     0.60
                            ----     ----    ------    ----    ------    ----     ----
      Total income (loss)
      from investment
       operations           0.59     0.59     0.27     0.82    (0.21)    1.07     1.33
                            ----     ----     ----     ----    ------    ----     ----

  Less distributions:
    Dividends from net
       investment income   (0.49)   (0.55)   (0.55)   (0.60)   (0.54)   (0.64)   (0.71)
    Distributions from
    capital gains           0.00     0.00     0.00     0.00    (0.21)    (0.19)  (0.11)
                            ----     ----     ----     ----    ------    ------  ------
      Total distributions  (0.49)   (0.55)   (0.55)   (0.60)   (0.75)   (0.83)   (0.82)
                           ------   ------   ------   ------   ------   ------   ------

  End of period           $10.29   $10.19   $10.15   $10.43   $10.21   $11.17   $10.93
                          ======   ======    =====    =====    =====    =====    =====

TOTAL RETURN                7.26%    6.37%    2.83%    9.42%   (2.00%)  11.00%   12.79%
                            =====    =====    =====    =====   =======  ======   ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets,  end of
    period (in 000's)       $863    $2,443   $3,525   $4,694  $8,832    $9,709   $8,112

  Ratio of expenses to
     average net assets     1.65%    1.49%    1.42%    1.47%    1.37%    1.38%    1.50%
  Ratio of net income to
     average net assets     4.69%    5.13%    5.21%    5.86%    4.94%    6.25%    6.64%

  Portfolio turnover rate   0.00%    8.70%   36.11%    9.33%  218.11%  175.95%  507.52%


(a) All capital shares issued and outstanding as of September 30, 1996 were reclassified as Investor Shares.






     INVESTOR SHARES (A)                           GOVERNMENT/QUALITY BOND FUND - SELECT SHARES (B)
-----------------------------                      ------------------------------------------------
YEAR ENDED YEAR ENDED PERIOD  ENDED                              YEAR ENDED   PERIOD  ENDED
     1991     1990    1989 (c)                                      1997         1997 (d)
     ----     ----    -----                                         ----         --------
                                               NET ASSET VALUE:
     $10.31   $10.56 $10.01                    Beginning of period  $10.19      $10.49
      -----    -----  -----                                         ------      ------

                                                 Income from investment
                                                  operations:
       0.57     0.57   0.32                    Net investment income  0.51        0.01
                                               Net realized and
       0.11    (0.16)  0.49                      unrealized gain
       ----     -----  ----                     (loss) on investments 0.24       (0.04)
                                               Total income (loss) from
       0.68     0.41   0.81                    investment operations  0.75       (0.03)
       ----     -----  ----                                           ----       ------

                                               Less distributions:
                                               Distributions from net
      (0.51)   (0.55) (0.26)                     investment income   (0.64)      (0.27)
                                                                     ------      ------
      (0.06)   (0.11)  0.00
      ------   ------  ----
      (0.57)   (0.66) (0.26)
     -------   ------ ------

     $10.42   $10.31 $10.56                 End of period           $10.30 (e)  $10.19(e)
      =====    =====  =====                                         ======      ======

       8.91%    5.27% 16.46% (g)            TOTAL RETURN              7.59% (e)  (0.30%)(e)(f)
       =====    ===== ======                                          =====      =======

                                             RATIOS/SUPPLEMENTAL DATA:
                                             Net assets,
    $6,060   $4,080  $2,555                  end of period (in 000's)   $39     $44

                                             Ratio of expenses to
       1.58%    1.61%  1.51% (g)               average net assets     1.40%       0.96%(g)
                                             Ratio of net income to
       6.92%    7.11%  7.26% (g)               average net assets     4.94% (e)   4.52%(g)

     102.55%  103.60%  7.60%                 Portfolio turnover rate  0.00%       8.70%



(b) Commencing  October 1, 1996, the Fund began offering Select Shares.
(c) For the period from January 1, 1989 to June 30,  1989.
(d) For the period from June 16, 1997 (commencement of class shares) to June
    30, 1997.
(e) Excludes maximum sales charge of 1.5%.
(f) Total return is not annualized, as it may not be representative of the total return for the year.
(g) Annualized for those periods less than twelve months in duration.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVES

    The investment objective of the Government/Quality Bond Fund is income and capital appreciation, consistent with preservation of capital.

INVESTMENT POLICIES AND TECHNIQUES

    The Fund will attempt to achieve its objective by investing solely in U.S. Government Securities, repurchase agreements on U.S. Government Securities, and corporate bonds rated A or better by Moody's or Standard & Poor's. See Appendix A to the Statement of Additional Information for a description of these debt rating categories. To achieve capital appreciation, the Portfolio Manager may sell those U.S. Government Securities and corporate bonds which have appreciated in value during periods of declining interest rates. Except for temporary defensive investment situations when the Fund will invest in Money Market Instruments, the Fund will normally maintain at least 65% of its total assets in U.S. Government Securities and no more than 10% in corporate bonds rated A by Moody's or Standard & Poor's. The Fund's average maturity of all U.S. Government Securities and corporate bonds will not exceed ten years. See "Special Investment Methods - U.S.
Government Securities."

    The investment objectives of the Fund described above are fundamental and may not be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objectives described above are considered non-fundamental and do not require shareholder approval to be changed. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved.


                           SPECIAL INVESTMENT METHODS

    The Fund may invest in U.S. Government Securities including U.S. Government, mortgage-related securities, repurchase agreements, and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

    Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk is minimal.

    As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

MORTGAGE-RELATED SECURITIES

        Mortgage loans made by banks, savings and loans institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily backed by the full faith and credit of the U.S. Government itself. Pools are also created directly by banks, savings and loans and other mortgage lenders with mortgage loans that have been made by these institutions. Interest in such loans are described as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"). The Fund may invest in U.S. Government mortgage-related securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, FNMA Certificates and loans issued directly by banks, savings, and loans and other mortgage lenders.

REPURCHASE AGREEMENTS

    The  Fund may also  enter  into  repurchase  agreements  on U.S.  Government
Securities to invest cash awaiting investment and/or for temporary defensive purposes. A repurchase agreement involves the purchase by the Fund of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investment in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss.

MONEY MARKET INSTRUMENTS

    The Fund may invest in Money Market Instruments which include:

        (i)    U.S. Treasury Bills;

        (ii) U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and banker's acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's;

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Policies and Restrictions" in the Statement of Additional Information.

    Investment by the Fund in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

BORROWING

    The Fund may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of the Fund's shares.

PORTFOLIO TURNOVER

        While it is not the policy of the Fund to trade actively for short-term (less than six months) profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends and Taxes." In the case of the Fund, frequent changes will result in increased brokerage and other costs.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions-Portfolio Turnover." The turnover rate will not be a factor when management deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) the Fund will not invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto); (2) no security can be purchased by any Fund if as a result more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations);
(3) no security can be purchased by the Fund if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; and with respect to the Company, in the aggregate the Company may not own more than 15% of any class of securities or more than 10% of the outstanding voting securities of an issuer; (4) the Fund will not invest more than 5% of its total assets in restricted securities; (5) the Fund will not cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days and other illiquid securities; and (6) the Fund will not invest more than 5% of its total assets in foreign securities.

    If a percentage restriction set forth under "Investment Objective and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restrictions (except for the restriction on borrowing). The foregoing investment restrictions, as well as all investment objectives and policies designated by the Fund as fundamental policies in the Statement of Additional Information, may not be changed without the approval of a "majority" of the Fund's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for the Fund at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of the Fund. The Adviser may also agree to certain additional non-fundamental investment policies from time to time in order to qualify the shares of the Fund in various states.

                                   MANAGEMENT

BOARD OF DIRECTORS

    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR

    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CSI, incorporated in October, 1987, has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a control person of Consolidated and is an officer and director of the Company. John H. Conley, the Fund's Portfolio Manager, owns 5% of the voting stock of Consolidated. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.


    The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of .6% of the daily average net asset value of the Fund. Thomas C. Smith, Chairman of the Adviser, has the day-to-day responsibility of managing the Fund investments. Mr. Smith has been principally employed by the Adviser during the last six years. See the Statement of Additional Information for more information about Mr. Smith.


    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated Investment Corporation. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. The Administrator receives an administration fee, computed and paid monthly at an annual rate of 0.25% of the Fund's daily average net assets.

EXPENSES

    The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, association fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs. Other expenses are deducted at the share level. Investor shares bear distribution expenses pursuant to the Rule 12b-1 Plan and Select and Investor shares each bear their own respective registration and blue sky fees incurred in registering and qualifying these shares under state and federal securities laws.

PORTFOLIO BROKERAGE

    The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. The Adviser may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.

                           DISTRIBUTION OF FUND SHARES

    SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Fund's Investor shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES from the Fund may not exceed .25% per annum of the average daily net assets attributable to the Investor shares of the Fund.
Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks which provide services to the Company for the Fund.

    The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for the Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. In its sole discretion, SMITH HAYES can waive all or part of payments under the Plan. Any such waiver can be discontinued at any time. Further information regarding the Plan is contained in the Statement of Additional Information.


                               PURCHASE OF SHARES

    The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order.

    Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

    For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

    Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust, Co., as indicated below.

    1. Telephone the Company (402) 476-3000 or (800)-279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

    2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                             UNION BANK & TRUST CO.
                                Lincoln, Nebraska
                        Trust Department, ABA# 104910795
                             Lincoln, Nebraska 68506
                           Account of Lancaster Funds
                          Government/Quality Bond Fund
                            FBO
                           (Account Registration name)

    3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Fund shares will be accepted.) Banks may impose a charge for the wire transfer of funds.

    Investor shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms with whom the Distributor has entered into selling agreements, without a sales charge. Select shares are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.

                                                      Sales Charges
                                                                      Dealer
                                      As a % of        As a % of    Reallowance
                                    Public Offering   Net Amount     as a % of
                                        Price           Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    1.50            1.52           1.20
    $25,000 but less than $50,000        1.00            1.01            .80
    $50,000 but less than $100,000        .50             .503           .40
    100,000 and over

NET ASSET VALUE PURCHASES

    Select shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

REDUCED SALES CHARGE

    Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

ACQUIRING SHARES IN EXCHANGE FOR SECURITIES

    Shares may also be purchased by transferring to the Fund marketable securities for which market quotations are readily available and which are acceptable to the Fund. The minimum value of securities or securities and cash accepted is $5,000. Investors contemplating an exchange of securities for shares should contact the Fund before delivering a purchase application or any securities in certificate form to determine specific procedures and to determine whether the securities are acceptable to the Fund. Exchanging securities for Fund shares may result in a tax consequence to the investor and investors are encouraged to consult with their tax advisors regarding the Federal, State and/or local tax consequences of such transactions.

MINIMUM INVESTMENT

    A minimum initial net investment of $1,000 is required for both the Select shares and Investor shares. Subsequent investments can be made in any amount.

    All investments must be made through your SMITH HAYES investment executive or other authorized broker-dealer.


                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES plus any accrued but unpaid dividends thereon. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

    1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

    2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

    3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

    Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

    A shareholder may request that the Company transmit redemption proceeds by bank wire to a bank account designated on the shareholder's account application form provided such bank wire redemptions are in amounts of $5,000 or more and all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

    The Fund determines its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined when no portfolio shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the close of the Exchange (currently 3:00 p.m. Lincoln, Nebraska time) after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. Securities and other assets for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES
DIVIDENDS

    All net investment income dividends and net realized capital gains with respect to the shares of the Fund will be payable in additional shares of the Fund unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of the income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

    The Fund will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code and distribute net realized capital gains, if any, to its shareholders on an annual basis.

TAXES

    The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or reinvested in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

    The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a rate of 31%, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Company.

    This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers. See "Tax Status" in the Statement of Additional Information.


                               GENERAL INFORMATION

CAPITAL STOCK

    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of 120,000,000 shares in three classes of 40,000,000 shares each designated Select, Investor and Market shares in one series designated Government/Quality Bond Fund shares. Market shares are not currently offered. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

    Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of Directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change the Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only the Fund or (iii) change the Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such an agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETING

    The Company does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES

    The assets received by the Company for the issue or sale of shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's portfolio securities and cash. The Administrator acts as Transfer
Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Fund.

TOTAL RETURN AND PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to "total return." Total return is the percentage change between the public offering price of a Fund share at the beginning of a period and the net asset value of such share at the end of the period, with dividends and capital gains distributions treated as reinvested. In addition, comparative performance information may be used from time to time in advertising the Fund's shares, including indices of bond prices and yields prepared by Shearson Lehman Brothers, Inc. and Merrill Lynch & Company.

YEAR 2000 ISSUES

    Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.

REPORT TO SHAREHOLDERS

    The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL OPINION

     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered by, Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

AUDITORS

    The Company's auditors are Deloitte & Touche LLP, Lincoln, Nebraska, independent certified public accountants.

      TABLE OF CONTENTS

Introduction............................   1
Expenses................................   3
Financial Highlights....................   4
Investment Objective and Policies.......   6
Special Investment Methods..............   6
Management..............................   9
Distribution of Fund Shares.............  11
Purchase of Shares......................  12
Redemption of Shares....................  14
Valuation of Shares.....................  15
Dividends and Taxes.....................  16
General Information.....................  17


                               INVESTMENT ADVISER

                               CONLEY SMITH, INC.


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                              DIVIDEND PAYING AGENT

                     LANCASTER ADMINISTRATIVE SERVICES, INC.


                                   DISTRIBUTOR

                              SMITH HAYES FINANCIAL
                              SERVICES CORPORATION


                                    CUSTODIAN

                             UNION BANK & TRUST CO.


NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LANCASTER FUNDS OR SMITH HAYES FINANCIAL SERVICES CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

PROSPECTUS

                                 LANCASTER FUNDS

                             CRESTONE SMALL CAP FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                 (800)-279-7437

    The Crestone Small Cap Fund (the "Fund") is a diversified open-end management Investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies. This Prospectus relates only to the Select and Investor shares of the Fund.

    The primary investment objective of the Fund is to seek long-term capital appreciation. The Fund will normally invest at least 90% of its assets (excluding Money Market Instruments) in stocks of companies which have market capitalizations of between $50 million and $2 billion, with the average market capitalization of these companies owned by the Fund in the aggregate normally between $350 million to $600 million. SEE "Investment Objective and Policies."

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED, OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF SHARES NECESSARILY INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus concisely describes information about the Fund that an investor ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The
Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
             STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
             EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



               The date of this Prospectus is September 29, 1998.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  INTRODUCTION

    The Fund is a diversified open-end management investment company organized as a series of the Company. The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a fund which is operated as a separate open-end management investment company. This Prospectus only relates to the series designated Crestone Small Cap Fund and the classes of shares thereof designated "Select" and "Investor" shares. For information regarding the Company's other funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR

    The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS"), also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services.

     The Adviser has entered into a Sub-Investment Advisory Agreement with Crestone Capital Management, Inc. ("Crestone"), 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, to assist in rendering investment advisory services to the Fund. Crestone will be compensated solely by the Adviser. See "Management."

THE DISTRIBUTOR

    SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated, acts as the distributor ("Distributor") of the Fund's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Fund's Investor shares, not to exceed
 .50%  annually  of  the  Fund's   Investor   shares  average  net  assets.   See
"Distribution of Fund Shares."

MULTIPLE CLASSES OF SHARES

    Currently the Fund offers two classes of shares, each with its own expense and load structure. Each class of shares represents an interest in the same portfolio of investments owned by the Fund. Per share dividends will be the highest in the Select shares because the Select shares do not bear any 12b-1 fees or related shareholder servicing fees.

    Select shares. The minimum net investment for Select shares is $1,000. Select shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, plus a varying sales charge, depending on the amount invested or the nature of the investor as set forth below. Select shares do not bear any 12b-1 fees or related shareholder servicing fees.


                                              Select Shares Sales Charges
                                                                      Dealer
                                      As a % of        As a % of    Reallowance
                                    Public Offering   Net Amount     as a % of
                                        Price           Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    3.90            4.06           3.00
    $25,000 but less than $50,000        2.50            2.56           2.00
    $50,000 but less than $100,000       1.30            1.32           1.00
    $100,000 and over                     -0-             -0-            -0-

    Investor  shares.  The minimum  investment  for  Investor  shares is $1,000.
Investor shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, without a sales charge. Investor shares bear the expense of a 12b-1 distribution fee of .50% of average daily net assets which is paid monthly to the Distributor.

PURCHASE AND REDEMPTION OF SHARES

    Shares of the Fund are available through SMITH HAYES and other selected financial service firms by completing the Purchase Application included in this Prospectus and following the instructions under "Purchase of Shares." Certain investors may purchase Select shares at a reduced sales charge or no sales charge if they have a relationship with Lancaster Funds, the Distributor, the Adviser, the Administrator or purchase or agree to invest certain amounts in the Fund. See "Purchase of Shares - Net Asset Value Purchases" and "Purchase of Shares - Reduced Sales Charge."

    Shares of the Fund are redeemable at any time at the next-determined net asset value per share, without any deduction by the Fund or the imposition of any deferred sales charge, subject to certain requirements. See "Redemption of Shares." The Company reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in the Fund, if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to the Company or your investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to one of the telephone numbers set forth on the cover page of this Prospectus.


                                    EXPENSES

    The payments made by the Investor shares of the Fund under the Rule 12b-1 Plan may result in long-term shareholders paying more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

    The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator", "Management-Expenses" and
"Distribution of Fund Shares."

SHAREHOLDER TRANSACTION EXPENSES

    The Fund's shares do not bear any fees, charges or expenses on their sale or redemption, except as set forth below:

                                             Select Shares       Investor Shares
Maximum Sales Charge on Purchases               3.90%                  None
(as a percentage of offering price)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets for fiscal year ended June 30, 1998)

                                         Select Shares        Investor Shares

Management Fees  1.00%                      1.00%

12b-1 Fees                                   None                  .50%
Other Expenses                               .20%                  .20%
                                           ------                ------
Total Fund Operating Expenses               1.20%                 1.70%



Example: You could pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


                        1 year        3 years        5 years        10 years

Select                   $51            $77           $105             $184
Investor                 $18            $57            $98             $209



    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES COULD BE GREATER OR LOWER THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS

    The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report, is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.




                                             CRESTONE SMALL CAP FUND - INVESTOR SHARES (A)

                                       Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                          1998    1997      1996     1995     1994    1993
                                          ----    ----      ----     ----     ----    ----
NET ASSET VALUE:
  Beginning of period                    $16.14   $15.27   $13.49   $11.59   $11.77   $10.00
                                          -----    -----    -----    -----    -----    -----
  Income from investment operations:
    Net investment  loss                  (0.15)   (0.12)   (0.10)   (0.08)   (0.07)   (0.05)
    Net realized and unrealized gain
          on investments                   1.37     2.45     2.91     2.34     0.20     1.83
                                           ----     ----     ----     ----     ----     ----
      Total income from investment
    operations                             1.22     2.33     2.81     2.26     0.13     1.78
                                           ----     ----     ----     ----     ----     ----
    Distributions from capital gains      (3.45)   (1.46)   (1.03)   (0.36)   (0.31)   (0.01)
                                          ------   ------   ------   ------   ------   ------
  End of period                          $13.91   $16.14   $15.27   $13.49   $11.59   $11.77
                                         ======   ======    =====    =====    =====    =====

TOTAL RETURN                               7.83%   15.93%   22.33%   20.33%    1.21%   17.80%
                                           =====   ======   ======   ======    =====   ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)    $6,086   $7,840  $16,327   $9,590   $7,219  $3,138

  Ratio of expenses to average net assets  1.75%    1.87%    1.75%    1.93%    1.91%    2.18%

  Ratio of net income to average net assets(0.99%) (1.02%)  (0.67%)  (0.60%)  (0.60%)  (0.87%)

  Portfolio turnover rate                164.41%  226.30%  150.05%   86.50%   75.23%   47.55%


(a) All capital shares issued and outstanding as of September 30, 1996 were reclassified as Investor Shares.




                                                      CRESTONE SMALL CAP FUND
                                                            SELECT SHARES (B)

                                                      YEAR ENDED   PERIOD ENDED
                                                         1998         1997 c)
      NET ASSET VALUE:
        Beginning of period                            $16.20        $15.44
                                                        -----         -----

        Income from investment operations:
          Net investment loss                           (0.08)        (0.08)

          Net realized and unrealized gain
               on investments                            1.37          2.26
                                                         ----          ----

            Total income from investment operations      1.29          2.18
                                                         ----          ----

          Distributions from capital gains              (3.44)        (1.42)
                                                        ------        ------

        End of period (d)                              $14.05        $16.20
                                                        ======        =====

      TOTAL RETURN (D)                                   8.35%        16.04% (e)
                                                         =====        ======

      RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (in 000's)          $9,138           $12,619

        Ratio of expenses to average net assets         1.25%      1.18% (f)

        Ratio of net income to average net assets       (0.49%)      (0.48%) (f)

        Portfolio turnover rate                        164.41%       226.30%



        (b) Commencing  October 1, 1996, the Fund began offering  Select Shares.
        (c) The period from October 1, 1996 (commencement of class shares) to June 30, 1997.
        (d) Excludes maximum sales chare of 3.9%.
        (e) Total return is not annualized, as it may not be representative of the total return for the year.
        (f) Annualized for those periods less than twelve months in duration.



                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVES

    The primary investment objective of the Fund is to seek long-term capital appreciation with a secondary objective of providing current income.

INVESTMENT POLICIES AND TECHNIQUES

     The Fund will normally invest at least 90% of its assets (excluding investments in Money Market Instruments) in stocks of companies which have market capitalizations between $50 million and $2 billion, with the average market capitalization of these companies owned by the Fund in the aggregate normally between $350 million and $800 million. Market capitalization, for purposes of this policy, is determined by multiplying the per share market value of a company's shares by the total number of shares outstanding. For purposes of the percentage restrictions, such percentage restriction shall not be deemed violated as a result of a change in the market capitalization subsequent to the acquisition of the security. While the Fund intends to be virtually fully invested at all times, it may take defensive positions from time to time in Money Market Instruments without regard to these policies and it will from time to time maintain investments in Money Market Instruments pending investment in stocks.

    The Fund will be managed under an investment strategy that is referred to as "growth at a discount." The Fund will seek to invest in companies which (i) show above average growth (as compared to long term overall market growth of 7% to 8% per year), (ii) on average trade at a discount to the S&P 500 price-earnings ratio, (iii) have consistent positive historical earnings over the last three to five years. All of the foregoing investment policies and techniques are non-fundamental and may be changed without shareholder approval.

    The investment objectives of the Fund described above are fundamental and may not be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objectives described above are considered non-fundamental and do not require shareholder approval to be changed. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved.


                           SPECIAL INVESTMENT METHODS

    The Fund may invest in U.S. Government Securities, repurchase agreements, convertible securities, and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

    Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk is minimal.

    As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

    The  Fund may also  enter  into  repurchase  agreements  on U.S.  Government
Securities to invest cash awaiting investment and/or for temporary defensive purposes. A repurchase agreement involves the purchase by the Fund of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investment in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss.

MONEY MARKET INSTRUMENTS

    The Fund may invest in Money Market Instruments which include:

        (i)    U.S. Treasury Bills;

        (ii) U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and banker's acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's;

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Policies and Restrictions" in the Statement of Additional Information.

    Investment by the Fund in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

BORROWING

    The Fund may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Fund's total assets. Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of the Fund's shares.

TEMPORARY DEFENSIVE POSITIONS

    The Fund may deviate from its fundamental and non-fundamental investment policies (except those concerning borrowing, diversification and concentration) during periods of adverse or abnormal market, economic, political and other circumstances requiring immediate action to protect assets. In such cases, the Fund may invest up to 100% of its assets in U.S. Government Securities, investment grade corporate debt securities, rated BBB, Baa or better by S&P or by Moody's and any Money Market Instrument described above.

PORTFOLIO TURNOVER

    The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Portfolio Manager, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends and Taxes." In the case of the Fund, frequent changes will result in increased brokerage and other costs.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions-Portfolio Turnover." The turnover rate will not be a factor when management deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) the Fund may not purchase any securities which would, at the time of purchase, cause 25% or more of the value of its total assets to be invested in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto); (2) the Fund may not purchase a security of any one issuer, if, as to 75% of the value of its total assets, such investment would result in the Fund holding more than 5% of the value of its total assets in such security;
(3) the Fund may not purchase a security if as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of such issuer; (4) the Fund may not invest more than 5% of its total assets in restricted securities; (5) the Fund will not cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days and other illiquid securities; and (6) the Fund will not invest more than 5% of its total assets in foreign securities. Additional investment restrictions are set forth in the Statement of Additional Information.

    If a percentage restriction set forth under "Investment Objective and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restrictions (except for the restriction on borrowing). The foregoing investment restrictions, as well as all investment objectives and policies designated by the Fund as fundamental policies in the Statement of Additional Information, may not be changed without the approval of a "majority" of the Fund's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for the Fund at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of the Fund. The Adviser may also agree to certain additional non-fundamental investment policies from time to time in order to qualify the shares of the Fund in various states.


                                   MANAGEMENT

BOARD OF DIRECTORS

    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR

    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CSI, incorporated in October, 1987, has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a controlling person of Consolidated and Mr. Smith is an officer and director of the Company. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.

    The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of .75% of the daily average net asset value of the Fund.

    The Adviser has entered into a Sub-Investment Advisory Agreement with Crestone Capital Management, Inc. ("Crestone"), 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, to assist in advising the Fund. Kirk McCown, C.F.A., is the founder, President and a director of Crestone, which was incorporated in 1990. He and Norwest Bank, N.A. Minneapolis own the controlling interests in Crestone. Mr. McCown is the Portfolio Manager of the Small Cap Fund and has been involved in the investment industry since 1977. Other principals of Crestone include Mark S. Sunderhuse, Senior Vice President, Garth E. Anderson, Senior Vice President and Tino Sellito, Vice President. All of Crestone's revenues are currently derived from investment advisory services and Crestone currently has over 45 clients and $590 million under management. In return for the investment advisory services rendered to the Small Cap Fund, Crestone is paid by the Adviser a monthly fee at an annual rate of .50% on the first $20,000,000 and .60% over $20,000,000 of the daily average net assets of the Fund. The Adviser is solely responsible for and will pay Crestone's advisory fees based upon the average net assets values of the Fund.

    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. The Administrator receives an administration fee, computed and paid monthly at an annual rate of 0.25% of the Fund's daily average net assets.

EXPENSES

    The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, association fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs. Other expenses are deducted at the share level. Investor shares bear distribution expenses pursuant to the Rule 12b-1 Plan and Select and Investor shares each bear their own respective registration and blue sky fees incurred in registering and qualifying these shares under state and federal securities laws.

PORTFOLIO BROKERAGE

    The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. Crestone has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. Crestone may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.

                           DISTRIBUTION OF FUND SHARES

    SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Fund's Investor shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES from the Fund may not exceed 0.50% per annum of the average daily net assets attributable to the Investor shares of the Fund.
Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks which provide services to the Investor shares of the Fund.

    The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for the Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. In its sole discretion, SMITH HAYES can waive all or part of payments under the Plan. Any such waiver can be discontinued at any time. Further information regarding the Plan is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

    The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order.

    Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

    For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

    Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust Co., as indicated below.

    1. Telephone the Company (402) 476-3000 or (800)-279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

    2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                             UNION BANK & TRUST CO.
                                Lincoln, Nebraska
                        Trust Department, ABA# 104910795
                             Lincoln, Nebraska 68506
                           Account of Lancaster Funds
                             Crestone Small Cap Fund
                                       FBO
                           (Account Registration name)

    3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Fund shares will be accepted.) Banks may impose a charge for the wire transfer of funds.

    Investor shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms with whom the Distributor has entered into selling agreements, without a sales charge. Select shares are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.


                                                       Sales Charges

                                                                     Dealer
                                      As a % of       As a % of    Reallowance
                                    Public Offering  Net Amount     as a % of
                                        Price          Invested  Offering Price
On Balance after Purchase:

    less than $25,000                    3.90           4.06           3.00
    $25,000 but less than $50,000        2.50           2.56           2.00
    $50,000 but less than $100,000       1.30           1.32           1.00
    $100,000 and over                     -0-            -0-            -0-

NET ASSET VALUE PURCHASES

    Select shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

REDUCED SALES CHARGE

    Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

ACQUIRING SHARES IN EXCHANGE FOR SECURITIES

    Shares may also be purchased by transferring to the Fund marketable securities for which market quotations are readily available and which are acceptable to the Fund. The minimum value of securities or securities and cash accepted is $5,000. Investors contemplating an exchange of securities for shares should contact the Fund before delivering a purchase application or any securities in certificate form to determine specific procedures and to determine whether the securities are acceptable to the Fund. Exchanging securities for Fund shares may result in a tax consequence to the investor and investors are encouraged to consult with their tax advisors regarding the Federal, State and/or local tax consequences of such transactions.

MINIMUM INVESTMENT

    A minimum initial net investment of $1,000 is required for both Select shares and Investor shares. Subsequent investments can be made in any amount.

    All investments must be made through your SMITH HAYES investment executive or other authorized broker-dealer.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE

    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES plus any accrued but unpaid dividends thereon. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

    1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

    2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

    3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

    Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

    A shareholder may request that the Company transmit redemption proceeds by bank wire to a bank account designated on the shareholder's account application form provided such bank wire redemptions are in amounts of $5,000 or more and all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION

    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

    The Fund determines its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined when no portfolio shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the close of the Exchange (currently 3:00 p.m. Lincoln, Nebraska time) after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and asked prices. Securities and other assets for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES

DIVIDENDS

    All net investment income dividends and net realized capital gains with respect to the shares of the Fund will be payable in additional shares of the Fund unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of the income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

    The Fund will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code and distribute net realized capital gains, if any, to its shareholders on an annual basis.

TAXES

    The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or reinvested in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

    The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a rate of 31%, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Company.

    This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers. See "Tax Status" in the Statement of Additional Information.

                               GENERAL INFORMATION

CAPITAL STOCK

    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of 120,000,000 shares in three classes of 40,000,000 shares each designated Select, Investor and Market shares in one series designated Crestone Small Cap Fund shares. Market shares are not currently offered. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

    Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of Directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change the Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only the Fund or (iii) change the Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such an agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETING

    The Company does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES

    The assets received by the Company for the issue or sale of shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's portfolio securities and cash. The Administrator acts as Transfer
Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Fund.

TOTAL RETURN AND PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Fund may refer to "total return." Total return is the percentage change between the public offering price of a Fund share at the beginning of a period and the net asset value of such share at the end of the period, with dividends and capital gains distributions treated as reinvested. In addition, comparative performance information may be used from time to time in advertising the Fund's shares, including data from the Russell 2000 index and the S&P 400 Index.

YEAR 2000 ISSUES

    Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.

REPORT TO SHAREHOLDERS

    The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL OPINION

     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered by, Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

AUDITORS

    The Company's auditors are Deloitte & Touche LLP, Lincoln, Nebraska, independent certified public accountants.

    TABLE OF CONTENTS

Introduction............................   1
Expenses................................   3
Financial Highlights....................   4
Investment Objective and Policies.......   6
Special Investment Methods..............   6
Management..............................   9
Distribution of Fund Shares.............  11
Purchase of Shares......................  12
Redemption of Shares....................  14
Valuation of Shares.....................  15
Dividends and Taxes.....................  16
General Information.....................  16


                               INVESTMENT ADVISER

                               CONLEY SMITH, INC.


                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                              DIVIDEND PAYING AGENT

                     LANCASTER ADMINISTRATIVE SERVICES, INC.


                                   DISTRIBUTOR

                              SMITH HAYES FINANCIAL
                              SERVICES CORPORATION


                                    CUSTODIAN

                             UNION BANK & TRUST CO.


NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LANCASTER FUNDS OR SMITH HAYES FINANCIAL SERVICES CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                  PROSPECTUS
                                 LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                 1-800-279-7437


        The Nebraska Tax-Free Fund (the "Fund") is a non-diversified, open-end management investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies.


        The Nebraska Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and from Nebraska state income tax while seeking preservation of capital consistent with prudent investing. Under normal market conditions, the Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in "municipal securities", the interest on which is exempt from federal income taxes and from the income taxes of the State of Nebraska. At least 95% of its total assets will be invested in securities that are rated "investment grade"; that is, rated Baa or higher by Moody's Investor's Services, Inc. and BBB or higher by Standard & Poor's Corporation, or of comparable quality as determined by the Board of Directors. Securities rated Baa/BBB are considered investment grade by the financial community, but are described by Moody's and Standard & Poor's as "medium grade obligations" that have speculative characteristics. While the Fund will attempt to diversify its investments in municipal securities, because of the likelihood that Nebraska municipal securities from a sufficient number of issuers may not be consistently available to allow diversification, the Fund is classified as nondiversified. See "Investment Objective and Policies." THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED, OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE OR ANY OTHER FEDERAL OR STATE AGENCY, ENTITY OR PERSON. THE PURCHASE OF SHARES NECESSARILY INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

        This Prospectus concisely describes information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
             HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                     The date of this Prospectus is September 29, 1998

                                  INTRODUCTION

        The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a Fund, which is operated as a separate open-end management investment company. This Prospectus only relates to the series designated Nebraska Tax-Free Fund (the "Fund"). While the Fund has other classes of shares authorized, they are not presently offered. For information regarding the Company's other Funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS") also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services. See "Management - Investment Adviser and Administrator."


THE DISTRIBUTOR
        SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated Investment Corporation, acts as the distributor ("Distributor") of the Fund's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Fund's shares, not to exceed .25% annually of the Fund's average net assets. See "Distribution of Fund Shares."

PURCHASE OF SHARES
        Shares are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial service firms, plus a varying sales charge, depending on the amount invested, as follows:

SALES CHARGES
-------------                                                         Dealer
                                      As a % of       As a % of     Reallowance
                                   Public Offering   Net Amount      as a % of
                                        Price         Invested    Offering Price
On Balance after Purchase:

less than $25,000                        3.90            4.06          3.00
$25,000 but less than $50,000            2.50            2.56          2.00
$50,000 but less than $100,000           1.30            1.32          1.00
$100,000 and over                         -0-             -0-           -0-

CERTAIN RISK FACTORS TO CONSIDER
        An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies" and "Special Considerations Regarding the Fund." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

SHAREHOLDER INQUIRIES
        Any questions or communications regarding a shareholder account should be directed to the Company or your SMITH HAYES investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to the Company at one of the telephone numbers set forth on the cover page of this Prospectus.

REDEMPTIONS
        Shares of the Fund are redeemable at any time at the next determined net asset value per share, without any deduction by the Fund or the imposition of any deferred sales charge, subject to certain requirements. See "Redemption of Shares." The Company reserves the right, upon 30 days written notice, to redeem a shareholder's investment in the Fund if the net asset value of the shares held by such shareholder falls below $5,000 as a result of redemptions or transfers. See "Redemption of Shares-Involuntary Redemption."

DIVIDENDS
        Dividends are declared and accrued monthly and either automatically reinvested or paid monthly (see "Dividends and Taxes").


                                    EXPENSES

        The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator," "Management-Expenses" and "Distribution of Fund Shares."


        The table below provides information regarding expenses for the Fund expressed as annual percentages of average net assets for the period ended June 30, 1998.


                              SHAREHOLDER TRANSACTION EXPENSES

               Maximum Sales Load Imposed on Purchases
               (as a % of offering price)                     3.90%

                               ANNUAL FUND OPERATING EXPENSES


                 Management Fees                              .275%
                 12b-1 Fees                                   .25%
                 Other Expenses                               .155%
                                                              -----
                 TOTAL FUND OPERATING EXPENSES                .68%


        The payments made by the Fund under the Company's Rule 12b-1 Plan may result in long-term shareholders paying more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc. See "Purchase of Shares" for a discussion of scheduled variations in the sales load imposed on purchases.

Example:

        You would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each period.


            1 year               3 years          5 years              10 years
              $46                  $60              $75                  $120


        THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR YIELD. ACTUAL EXPENSES AND YIELD MAY BE GREATER OR LOWER THAN THOSE SHOWN.


                              FINANCIAL HIGHLIGHTS


        The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.

                                           Year Ended Year Ended Year Ended Year Ended Period Ended

                                                 1998     1997     1996     1995   1994 (a)
                                                 ----     ----     ----     ----   -----
   NET ASSET VALUE:
    Beginning of period                          $9.87    $9.63    $9.71    $9.42   $10.00
                                                 -----    -----    -----    -----   ------
      Income (loss) from investment operations:
        Net investment income                     0.48     0.48     0.49     0.48     0.50
        Net realized and unrealized gain
           (loss) on investments                  0.08     0.24    (0.08)    0.29    (0.63)
                                                  ----     ----    ------    ----    ------
      Total gain (loss) from
              investment operations               0.56     0.72     0.41     0.77    (0.13)
                                                  ----     ----     ----     ----    ------

    Less Distributions:
     Dividends from net investment income:       (0.48)   (0.49)   (0.49)   (0.48)   (0.45)
                                                  -----    -----   ------   ------   ------

    End of period (b)                            $9.95    $9.87    $9.63    $9.71    $9.42
                                                 =====    =====    =====    =====    =====

    Total return (b)                              5.8%     7.1%     4.3%     8.5%    (1.6%) (c)
                                                  ====     ====     ====     ====    =======

    Ratios/Supplemental data:
      Net assets, end of period
            (in 000's)                         $12,313  $10,887   $9,704   $10,52    $8,894

      Ratio of expenses to average net assets     0.68%     .67%     .76%     .71%     .41% (c)

      Ratio of net income to average net assets   4.86%    4.95%    4.96%    5.15%    4.99% (c)

       Portfolio turnover rate                   12.35%   19.76%   17.53%   34.96%    7.45%


   (a) For the period from July 12,1993 (commencement of operations) to June 30, 1994.
   (b) Excludes  manimum sales charge of 3.90%.
   (c) Annualized for those periods less than twelve months in duration.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE The Nebraska Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and from Nebraska state income tax while seeking preservation of capital consistent with prudent investing.

Investment Policies and Techniques
        Under normal market conditions, the Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in "municipal securities", the interest on which is exempt from federal income and alternative minimum taxes and from the income taxes of the State of Nebraska. Thus, it is possible, although not anticipated, that up to 20% of the Fund's net assets could be invested in municipal securities from another state, or could be invested in taxable obligations, including municipal obligations such as "private activity bonds," the interest on which may be subject to the alternative minimum tax. At least 95% of its total assets will be invested in securities that are rated "investment grade"; that is, rated Baa or higher by Moody's Investor's Services, Inc. and BBB or higher by Standard & Poor's Corporation ("S&P"), or be of comparable quality as determined by the Board of Directors. Securities rated Baa/BBB are considered investment grade by the financial community, but are described by Moody's and S&P as "medium grade obligations" that have some speculative characteristics. In times of economic distress the issuers of these bonds may have difficulty in paying principal and interest thereon. The Fund may invest no more than 5% of its net assets in securities that are below investment grade. These securities are commonly referred to as "junk bonds." See the Statement of Additional Information for a complete discussion of such ratings.

Temporary Defensive Positions
        For temporary defensive purposes, when the Adviser believes that market conditions, such as rising interest rates and other adverse factors, would cause serious erosion of portfolio value (see "Special Considerations Regarding the Fund"), (i) the Fund may invest more than 20% of its assets (which could be up to 100%) in fixed-income obligations, the interest on which is subject to federal and State of Nebraska income tax and (ii) may invest more than 20% of the value of its net assets (which could be up to 100%) in securities the interest on which is exempt from federal income tax but not the income tax of the State of Nebraska. Such temporary investments in other than municipal securities will be limited to obligations issued or guaranteed by the full faith and credit of the United States government, the highest quality commercial paper rated A-1 or better by S&P and/or P-1 by Moody's, certificates of deposit and repurchase agreements. Dividends received by a shareholder from the Fund will only be excludable from the shareholder's gross income to the extent that they are attributable to interest exempt from federal income tax and/or exempt from Nebraska income tax.

        The investment objective and policies described above are fundamental and may not be changed without shareholder approval. The Fund has other investment policies which are also considered to be fundamental (see "Investment Practices - Other Fundamental Investment Policies" below) which also require shareholder approval to be changed. All other policies and practices of the Fund are nonfundamental and do not require shareholder approval to be changed.


                              MUNICIPAL SECURITIES

        GENERAL. Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities thereof, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is excludable from gross income for federal income tax purposes.

        Municipal securities are classified generally by maturity as notes, bonds or adjustable rate securities. These securities are further classified as either "general obligation" or "revenue" securities. General obligation securities are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Municipal notes include tax anticipation notes, bond anticipation notes and tax-exempt commercial paper with maturities of three years or less which are issued to obtain temporary funds for various public purposes. Municipal bonds include lease revenue bonds, pre-refunded/escrowed to maturity bonds, private activity bonds and industrial development bonds.
Adjustable rate securities include variable rate issues and floating rate issues.

        There are, in addition, a variety of hybrid and special types of municipal securities, including put option bonds, residual interest bonds, municipal leases and certificates of participation in any of the foregoing. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

        The Fund is not a money market mutual fund and, as a result, the net asset value of the Fund will change with changes in the value of its respective portfolio securities. The net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

        From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected.

        INSURED MUNICIPAL SECURITIES. Some of the Fund's investment in municipal securities will be insured by private bond insurers; however, it is likely that most of the municipal securities purchased by the Fund will be uninsured.
Although each insurer's quality standards may vary from time to time, such insurers generally insure only those municipal securities that are rated at the date of purchase (1) in the case of long-term debt, in the four highest ratings by S&P (AAA, AA, A and BBB) or by Moody's (Aaa, Aa A and Baa); (2) in the case of short-term notes, SP-1+ through SP-2 by S&P or MIG 1 through MIG 4 by Moody's; or (3) in the case of tax-exempt commercial paper, A-1+ through A-2 by S&P or Prime-1 through Prime-2 by Moody's. Such ratings are relative and subjective and are not absolute standards of quality. The Fund may invest, without limitation as to rating category, in any securities which are insured.

        UNRATED NEBRASKA MUNICIPAL SECURITIES. Historically, many of the municipal securities offered by Nebraska issuers have been unrated. This is in part due to the relatively small size of many offerings, the cost and conditions of obtaining a rating and the historical willingness of the capital markets to purchase municipal securities offered by Nebraska issuers without insurance or ratings. As a result, it is likely that many of the municipal securities that the Fund will purchase will be uninsured or unrated. The Fund will only purchase unrated securities if they are insured or of comparable quality to the rated municipal securities that the Fund is allowed to purchase. In determining whether unrated municipal securities are of comparable quality, the Adviser will perform a credit analysis of each issuer of such unrated securities pursuant to policies and procedures reviewed and approved by the Board of Directors on an ongoing basis.

                              INVESTMENT PRACTICES

        SELECTION OF INVESTMENTS. The Adviser will buy and sell securities for the Fund with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding tax-exempt municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. There is no limitation as to the maturity of municipal securities in which the Fund may invest. The Adviser may adjust the average maturity of the Fund's investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. However, due to the limited supply of Nebraska municipal securities, the Adviser may not be able to significantly shorten or lengthen average Fund maturity to reduce market exposure to actual or expected changes in interest rate levels. Other than for tax purposes, frequency of portfolio turnover will generally not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund may have annual portfolio turnover rates in excess of 100%. A high rate of portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable. See "Dividends and Taxes."

        DEFENSIVE STRATEGIES. At times, conditions in the markets for tax-exempt municipal securities may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such time, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term municipal obligations. If these high-quality, short-term municipal obligations are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and repurchase agreements with respect to any of the foregoing investments.

        In connection with the investment policies described above, the Fund also may engage in hedging transactions and purchase and sell securities on a "when issued" and "delayed delivery" basis. These investments entail risks. Hedging transactions generally will not be treated as investments in tax-exempt municipal securities for purpose of the Fund's 80% investment policy with respect thereto.

        HEDGING. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Adviser deems it appropriate to hedge partially or fully the Fund against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A more detailed description of municipal bond index futures contracts is set forth in the Statement of Additional Information.

        An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a short (or seller's) position in the underlying futures.

        The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in its portfolio resulting from market conditions, such as fluctuations in interest rates or general economic changes.

        Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Adviser's predictions as to economic trends are incorrect or due to the imperfect correlation between movements in the price of the futures contracts and the price of the Fund's actual municipal securities investments. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities owned by the Fund, at the same time hedging transactions tend to limit any potential gains which might result from an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund were unable to close out a futures position in connection with adverse market movement, the Fund would be required to make daily payments of maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

     Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to shareholders in taxable distributions. See "Dividends and Taxes."

        "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

        OTHER PRACTICES. The Fund has no restrictions on the maturity of municipal bonds in which it may invest. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.

        The Fund may borrow amounts up to 15% of its net assets in order to pay for redemptions, when liquidation of Fund securities is considered disadvantageous or inconvenient and may pledge up to 15% of its net assets to secure such borrowings.

OTHER FUNDAMENTAL INVESTMENT POLICIES
        The Fund is "non-diversified" for securities laws purposes because of the likelihood that Nebraska municipal securities will not be consistently available from a sufficient number of issuers to allow diversification. Nevertheless the Fund will limit its investments so that not more than 25% of its total assets will be invested in the municipal securities of any one issuer and, with respect to 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. Furthermore, as to concentration, the Fund will not invest more than 25% of its total assets in any industry. Governmental issues of municipal securities are not considered part of any "industry;" however, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations if the Adviser determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.


                             SPECIAL CONSIDERATIONS
                               REGARDING THE FUND

        The Fund may invest a portion of its assets in securities that pay interest that is subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund.

        The Fund, from time to time, may be unable to purchase municipal securities, the interest on which is exempt from Nebraska income tax, as a result of the lack of such securities in the secondary market or because of the lack of available new issues. In such situations the Fund may be unable to meet its investment objective of investing at least 80% of its total assets in municipal securities the interest on which is exempt from Nebraska income tax. As a result the Fund may invest in other securities which may cause a portion of the dividends declared by the Fund to be taxable or subject certain shareholders to the alternative minimum tax.

        The likelihood that the Fund will routinely invest in unrated municipal securities results in the Fund being reliant upon the Adviser's judgment, analysis and experience in evaluating an issuer's credit risk without the benefit of a rating agency's third-party evaluation and diligence. The Adviser has not previously managed a tax-exempt municipal securities fund such as the Fund. As a result, while the Adviser is subject to policies and procedures that require a careful credit analysis to determine whether unrated municipal securities are of comparable quality, an investment in the Fund is exposed to greater risk than an investment in a mutual fund which invests solely in investment grade rated municipal securities.

        Nonrated municipal securities are frequently traded in markets where the number of potential purchasers and sellers is limited. Furthermore, there may be a limited resale market for certain of the municipal securities in which the Fund will invest. These considerations may have the effect of restricting the availability of municipal securities for the Fund to purchase, may affect the choice of municipal securities sold to meet redemption requests and may further have the effect of limiting the ability of the Fund to sell or dispose of such municipal securities. Although there may be no daily bid and ask activity for many of the unrated Nebraska municipal securities in which the Fund will be invested, there is an active secondary market for such securities as a result of demand exceeding supply, and for this reason, the Adviser considers many unrated Nebraska municipal securities to be liquid.

        An investment in unrated municipal securities involves additional risks that are not present for rated municipal securities. Generally, such risks include, but are not limited to, a higher level of market price volatility, high sensitivity to interest rate changes, liquidation in the secondary market and lack of supply. Any one of these risks, or a combination of them, or other factors, could have an adverse effect on the Fund's net asset value and income.

        The Fund's concentration in securities issued by Nebraska municipalities and political subdivisions involves somewhat greater risks than a fund broadly invested in securities issued by municipalities and political subdivisions in many states. The credit quality of the issuers of the Nebraska municipal securities in which the Fund will invest will depend on the future financial strength of the Nebraska economy and the financial condition of the Nebraska municipalities and political subdivisions issuing such securities. While most Nebraska municipalities and political subdivisions are predominantly reliant on independent revenue sources, such as property and sales taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. While many observers believe the Nebraska economy has been generally immune from national recessionary forces, the state economy is agriculturally based and can be significantly impacted by down trends in the commodity markets and cutbacks in federal agricultural programs. See the Statement of Additional Information for information about the Nebraska economy.

                                   MANAGEMENT

BOARD OF DIRECTORS
        As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR
    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CONLEY SMITH, Inc. was incorporated in October, 1987. CSI has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a controlling person of Consolidated and is an officer and director of the Company. John H. Conley, the Fund's Portfolio Manager, owns 5% of the voting stock of Consolidated. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.


        The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of 0.15% of the daily average net asset value of the Fund. Thomas C. Smith, Chairman of the Adviser, has the day-to-day responsibility of managing the Fund investments. Mr. Smith has been employed by the Adviser during the last six years. See the Statement of Additional Information for more information about Mr. Smith.

    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Fund and paid monthly, at an annual rate of .125% of the daily average net assets. The address of the Administrator is 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

        In its sole discretion, the Adviser and Administrator may waive all or part of the advisory or administration fees. Any such waiver can be discontinued without notice at any time.

EXPENSES
        The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, distribution expenses pursuant to Rule 12b-1 Plan, custodial charges, registration and blue sky fees incurred in registering and qualifying the Fund under state and federal securities laws, association fees, director fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs.

PORTFOLIO BROKERAGE

        The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. The Adviser may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. SMITH HAYES also acts as the Distributor of the Company's shares (see "Distribution of Fund Shares" below). The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.

                           DISTRIBUTION OF FUND SHARES

        SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Company's shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES is computed separately for each of the Company's Funds and, in the case of this Fund, may not exceed 0.25% per annum of the average daily net assets of the Fund. Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks which provide services to the Company for the Fund.

        The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for the Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. In its sole discretion, SMITH HAYES can waive all or part of payments under the Plan. Any such waiver can be discontinued at any time. Further information regarding the Plan is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

        The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order. See "Valuation of Shares".

               Investors  may  purchase   shares  by  completing   the  Purchase
Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

        For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

        Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust Co. as indicated below.

1. Telephone the Company at (402) 476-3000 or (800) 279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                                   UNION BANK & TRUST CO.
                                     Lincoln, Nebraska
                              Trust Department, ABA #104910795
                                  Lincoln, Nebraska 68506
                                 Account of Lancaster Funds
                                   Nebraska Tax-Free Fund
                              FBO (Account Registration name)
                               ------------------------------

3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Company shares will be accepted.) Banks may impose a charge for the wire transfer of funds.

        Shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial services firms with whom the Distributor has entered into selling agreements, plus a varying sales charge, depending on the amount invested, see chart below.

                                                    Sales Charges
                                                                      Dealer
                                      As a % of       As a % of     Reallowance
                                   Public Offering   Net Amount      as a % of
                                        Price         Invested    Offering Price

    On Balance after Purchase:

    less than $25,000                    3.90          4.06            3.00
    $25,000 but less than $50,000        2.50          2.56            2.00
    $50,000 but less than $100,000       1.30          1.32            1.00
    $100,000 and over                    -0-            -0-            -0-


NET ASSET VALUE PURCHASES
        Shares of the Fund may be sold without a sales charge to (1) directors, employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

REDUCED SALES CHARGE
        Shares of the Fund may also be purchased at the reduced sales charges as set forth in the Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application.)

        Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or Company of which they are a shareholder, partner, owner, or beneficiary.

ACQUIRING SHARES IN EXCHANGE FOR SECURITIES
        Shares may also be purchased by transferring to the Fund marketable securities for which market quotations are readily available and which are acceptable to the Fund. The minimum value of securities or securities and cash accepted is $5,000. Investors contemplating an exchange of securities for shares should contact the Fund before delivering a purchase application or any securities in certificate form to determine specific procedures and to determine whether the securities are acceptable to the Fund. Exchanging securities for Fund shares may result in a tax consequence to the investor and investors are encouraged to consult with their tax advisors regarding the Federal, State and/or local tax consequences of such transactions.

MINIMUM INVESTMENTS
        A minimum initial net investment of $5,000 is required.

        All investments must be made through your SMITH HAYES investment executive or other broker-dealer. Other broker-dealers who have entered into sales agreements with SMITH HAYES will be reallowed a portion of the sales charge imposed according to the schedule set forth under "General."


                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE
        Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES plus any accrued but unpaid dividends thereon. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

   1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

   2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

   3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS
        Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

        A shareholder may request that the Company transmit redemption proceeds by bank wire to a bank account designated on the shareholder's account application form provided such bank wire redemptions are in the amounts of $5,000 or more and all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION
        The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $5,000 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

        The Fund determines its net asset value on each day the New York Stock Exchange (the Exchange) is open for business, provided that the net asset value need not be determined when no Fund shares are tendered for redemption and no order for Fund shares is received. The calculation is made as of the close of the Exchange (currently 3:00 p.m. Lincoln, Nebraska time) after the Fund has declared any applicable dividends.

        The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued) less all liabilities by the number of Fund shares outstanding. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES

DIVIDENDS
        All net income with respect to the shares of the Fund is distributed monthly. Dividends declared each month are accrued and credited to shareholders' accounts and are automatically reinvested in additional Fund shares each month at the net asset value of shares on the dividend date, unless the shareholder notifies the SMITH HAYES investment executive or other broker-dealer of an election to receive cash. Cash payment, if requested, is also made through the dividend date and checks for such cash payment will be mailed within five days thereof. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAXES
        The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

        The Fund anticipates that substantially all of its dividends will be excludable from gross income for federal income and Nebraska state income tax purposes. Nevertheless, because of the possibility that the Fund may invest in non-exempt securities, or securities which may be tax-exempt for federal purposes and not exempt for Nebraska state income tax purposes, or subject investors to the alternative minimum tax, the Fund will report to all shareholders in January of each year the amount of all dividends paid which are taxable or subject to the alternative minimum tax.

        The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a 31% rate, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances.
Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Company.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisors. See "Dividends and Taxes" in the Statement of Additional Information.


                               GENERAL INFORMATION

CAPITAL STOCK
    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of 40,000,000 shares in one class of a series designated Nebraska Tax-Free Fund shares. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

        All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS
        Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

        On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change a Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only a Fund or (iii) change a Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such an agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETINGS
        The  Company  does not intend to hold annual or  periodically  scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans. Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES
        The assets received by the Company for the issue or sale of shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN
        Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's Fund securities and cash. The Administrator acts as Transfer Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Funds.

YIELD AND PERFORMANCE COMPARISONS
        Advertisements and other sales literature for the Fund may refer to "total return." Total return is the percentage change between the public offering price of a Fund share at the beginning of a period and the net asset value of such shares at the end of the period, with dividends and capital gains distributions treated as reinvested. In addition, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., and indices of bond prices and yields prepared by Lehman Brothers, Inc., and Merrill Lynch & Company.

        The Fund may also calculate an annualized yield. Annualized yield is calculated by dividing the net investment income per share for the period by the maximum offering price per share on the last day of the period during a period. For purposes of computing yield, realized and unrealized capital gains and losses are not included.

Year 2000 Issues


Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.


REPORTS TO SHAREHOLDERS
        The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL OPINION
     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered, by Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

AUDITORS
    The Company's auditors are Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska, independent certified public accountants.

                                   PROSPECTUS

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508
                                 (402) 476-3000
                                  800-279-7437

    The Institutional Money Market Fund (the "Fund") is a diversified, open-end management investment company organized as a series of the Lancaster Funds (the "Company"). The Company is a Minnesota corporation offering its shares in series, each series operating as a separate management investment company with its own investment objectives and policies.


    The investment objective of the Fund is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity. The Fund will attempt to achieve this objective by investing solely in debt obligations with maturities of less than one year, including United States government and Federal agency obligations.


     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NEITHER INSURED BY THE FDIC NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE, OR ANY OTHER AGENCY OR PERSON. WHILE THE FUND INTENDS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THIS WILL OCCUR.

    This Prospectus concisely describes information about the Fund that an investor ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information about the Fund dated as of the date of this Prospectus is available free of charge by writing to the Fund, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508, or telephone (402) 476-3000 or (800) 279-7437. The
Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
             STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
             EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               The date of this Prospectus is September 29, 1998.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                  INTRODUCTION

    The Fund is a diversified, open-end management investment company organized as series of the Company. The Company is a Minnesota corporation, commonly called a series mutual fund. The Company, which was organized in 1988, has capital stock issued in series, each series referred to as a Fund and each operated as a separate open-end management investment company. This Prospectus only relates to the series designated Institutional Money Market Fund. For information regarding the Company's other Funds, call or write to the Company at the address and telephone number on the cover page of this Prospectus.

THE INVESTMENT ADVISER AND ADMINISTRATOR
    The Company is managed by CONLEY SMITH, Inc. ("CSI"), a wholly owned subsidiary of Consolidated Investment Corporation ("Consolidated"). CSI acts as the investment adviser for the Fund ("Adviser"). The Administrator of the Company is Lancaster Administrative Services, Inc. ("LAS"), also a subsidiary of Consolidated. LAS acts as transfer agent and provides or contracts with others to provide all necessary recordkeeping services. The Company pays LAS and the Adviser monthly fees for such services.

THE DISTRIBUTOR
    SMITH HAYES Financial Services Corporation ("SMITH HAYES"), also a wholly owned subsidiary of Consolidated, acts as the distributor ("Distributor") of the Company's shares. Pursuant to the Company's Rule 12b-1 Plan, the Company will reimburse the Distributor monthly for certain expenses incurred in connection with the distribution and promotion of the Company's shares, not to exceed .20% annually of the Fund's average net assets. See "Distribution of Fund Shares."

PURCHASE OF SHARES
    Shares of the Fund are offered to the public at $1.00 per share, except in extraordinary circumstances. See "Valuation of Shares." The minimum aggregate initial investment in the Fund is $1,000 unless waived by the Company. Subsequent investments can be made in any amount.

CERTAIN RISK FACTORS TO CONSIDER
    An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

REDEMPTIONS
    Shares of the Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor. The redemption price will be $1.00 per share, except in extraordinary circumstances. The Company reserves the right, upon 30 days written notice, to redeem a shareholder's investment in the Fund if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares-Involuntary Redemption."

DIVIDENDS
    Dividends are declared and accrued once daily and either automatically reinvested or paid monthly (see "Dividends and Taxes").

SHAREHOLDER INQUIRIES
    Any questions or communications regarding a shareholder account should be directed to your SMITH HAYES investment executive or other broker-dealer. General inquiries regarding the Fund should be directed to the Company at one of the telephone numbers set forth on the cover page of this Prospectus.


                                    EXPENSES

    The Company offers shares of the Fund without any sales load or contingent sales loads on purchases, reinvestments of dividends or redemptions of Fund shares and does not charge any exchange or account maintenance fees. The table below is provided to assist the investor in understanding the various expenses that an investor in the Fund will bear, whether directly or indirectly, through an investment in the Fund. For more complete descriptions of the various costs and expenses, see "Management-Investment Adviser and Administrator," "Management-Expenses" and "Distribution of Fund Shares".

                            ANNUAL OPERATING EXPENSES

    The table below provides information regarding expenses for the Fund expressed as annual percentages of average net assets.


                 Management Fees                               .22%
                 12b-1 Fees                                    .20%
                 Other Expenses                                .10%
                                                               ----
                 TOTAL FUND OPERATING EXPENSES                 .52%


EXAMPLE: You would pay these expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


                   1 year        3 years        5 years      10 years
                     $5            $17            $30           $65



  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR YIELD. ACTUAL EXPENSES AND YIELD MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following audited financial information provides selected data for a share of the Fund outstanding throughout the period indicated. The Company's Annual Financial Report is contained in the Statement of Additional Information and is available upon request without charge as set forth on the cover page of this Prospectus. Further information about the performance of the Fund is also contained in the Company's Annual Financial Report.

                            YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED PERIOD ENDED
                                 1998     1997       1996      1995        1994      1993 (A)
                                 ----     ----       ----      ----        ----      ----
  NET ASSET VALUE:
    Beginning of period:         $1.00    $1.00      $1.00     $1.00      $1.00      $1.00
    Income from
      investment operations:
        Net investment income     0.050    0.050      0.052     0.054      0.040      0.009

    Less distributions:
            Dividends from net
             investment income   (0.050)  (0.050)    (0.052)   (0.054)    (0.040)    (0.009)
                                 -------  -------    -------    ------    ------     -------

            End of period        $1.00    $1.00      $1.00     $1.00      $1.00      $1.00
                                 =====    =======    =======   =======    =======    =====


  YIELD                           4.96%   4.81%      5.02%      5.63%      4.52%      4.28% (b)
                                  =====   =====      =====     ======     ======     ======

  EFFECTIVE YIELD                 5.07%   4.92%      5.14%      5.79%      4.62%      4.37% (b)
                                  =====   =====      =====     ======     ======     ======

  RATIOS/SUPPLEMENTAL DATA:
          Net assets, end of
                period (in 000's)$40,921  $42,844  $66,763     $24,337    $28,009   $14,855

          Ratio of expenses
           to average net assets  0.52%   0.58%      0.57%      0.54%      0.61%      0.68% (b)

          Ratio of net income to
           average net assets     5.05%   4.95%      5.17%      5.42%      4.05%      4.40% (b)



(a) For the Period from November 12, 1992  (commencement  of operations) to
    June 30, 1993.
(b) Annualized for those periods less than twelve months induration.



                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
    The investment objective of the Fund is to provide maximum current income consistent with preservation of capital and maintenance of liquidity.

    The investment objective of the Fund cannot be changed without shareholder approval in the manner described on page 5. In view of the risks inherent in all investments in securities, there is no assurance that this objective will be achieved. The investment policies and techniques employed in pursuit of the Fund's objectives may be changed without shareholder approval, unless otherwise noted.

INVESTMENT POLICIES AND TECHNIQUES
    Pursuant to Rule 2a-7 adopted under the Investment Company Act, the Fund may invest only in "eligible securities" as defined in that Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risk pursuant to procedures approved by the Board of Directors. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors.

    Under Rule 2a-7, a fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, a fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

    In order to accomplish this objective, assets of the Fund will be invested in the following types of money market instruments maturing in 364 days or less from the time of investment, as defined herein:

    (1) Securities issued or guaranteed by the United States Government. These include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government.

    (2) Obligations issued or guaranteed by agencies or instrumentalities of the United States Government. Such agencies and instrumentalities include, for example, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.


    (3) The Fund is authorized to purchase Trust Certificates representing an equitable ownership in a group of federally insured student loans held by a bank trustee. However, management of the Fund believes that these investments are not presently available to the Fund and are not likely to be available in the future. Accordingly, the Fund does not expect to invest in such Trust Certificates in the forseeable future.


    Assets of the Fund will consist of securities with maturities of 364 days or less at date of purchase. The dollar-weighted average maturity of the Fund's investments will be 90 days or less.

    As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase Fund yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of Fund investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.


    While investments by the Fund will be confined to high-quality government instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease as a result of events which affect the value of securities. In light of these contingencies, there can be no assurance the Fund will achieve its investment objectives.


    The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following.

    Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policies and Techniques;" and (2) invest in securities with legal or contractual restrictions on resale or for which no ready market exists.

    The foregoing investment restrictions, which are considered fundamental policies, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67% or more of the securities voting at a special or annual meeting if more than 50% of the outstanding shares are represented at such meeting in person or by proxy; or (b) more than 50% of the outstanding shares, whichever is less. The Statement of Additional
Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.


                                   MANAGEMENT

BOARD OF DIRECTORS
    As in all corporations, the Company's Board of Directors has the primary responsibility for overseeing the business of the Company. The Board of Directors meets periodically to review the activities of the Fund and the Adviser and to consider policy matters relating to the Fund and the Company.

INVESTMENT ADVISER AND ADMINISTRATOR

    CONLEY SMITH, Inc. ("CSI") has been retained under an Investment Advisory Agreement with the Company to act as the Fund's Adviser subject to the authority of the Board of Directors. CSI, incorporated in October, 1987, has advised and managed the Company since its inception. CSI presently manages $90 million in assets of investment companies and $87 million in private accounts. CSI is a wholly owned subsidiary of Consolidated, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is a controlling person of Consolidated and is an officer and director of the Company. John H. Conley, President of the Adviser, owns 5% of the voting stock of Consolidated. The address of the Adviser is 444 Regency Parkway, Suite 100 Lake Regency Building, Omaha, Nebraska 68114.


    The Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment programs of the Company. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the securities transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately for the Fund at an annual rate of .10% of the daily average net asset value of the Fund.


     Thomas C. Smith, Chairman of the Adviser, has the day-to-day responsibility of managing the Fund investments. Mr. Smith has been employed by the Adviser during the last six years. See the Statement of Additional Information for more information about Mr. Smith.


    Lancaster Administrative Services, Inc. ("LAS") has been retained as the Company's Administrator under a Transfer Agent and Administrative Services Agreement with the Company. LAS is a wholly owned subsidiary of Consolidated Investment Corporation. The Administrator provides, or contracts with others to provide, the Company with all necessary recordkeeping services and share transfer services. The Administrator receives an administration fee, computed and paid monthly at an annual rate of 0.25% of the Fund's daily average net assets. The address of the Administrator is 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

EXPENSES
    The expenses paid by the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, distribution expenses pursuant to the Rule 12b-1 Plan, custodial charges, registration and blue sky fees incurred in registering and qualifying the Fund under state and federal securities laws, association fees, directors fees paid to directors who are not affiliated with the Adviser and any other fees not expressly assumed by the Adviser or Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated among the Funds on a pro rata basis at the time such expenses are accrued. The Fund pays its own brokerage commissions and related transaction costs.

PORTFOLIO BROKERAGE
    The primary consideration in effecting transactions for the Fund is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through or with which (acting on an agency basis or as principal), it seeks this result. The Adviser may consider a number of factors in determining which broker-dealers to use for the Fund's transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to research services, the reasonableness of commissions and quality of services and execution. Portfolio transactions for the Fund may be effected through SMITH HAYES, which also acts as the Distributor of the Company's shares (see "Distribution of Fund Shares" below) if the commissions, fees or other remuneration received by SMITH HAYES are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. SMITH HAYES has represented that, in executing portfolio transactions for the Company, it intends to charge commissions which are substantially less than non-discounted retail commissions. In effecting portfolio transactions through SMITH HAYES, the Fund intends to comply with Section 17 (e)(1) of the Investment Company Act of 1940 (the "1940 Act"), as amended.


                           DISTRIBUTION OF FUND SHARES

    SMITH HAYES acts as the principal distributor of the Company's shares. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), pursuant to which SMITH HAYES is entitled to reimbursement each month (subject to the limitation discussed below) for its actual expenses incurred in the distribution and promotion of the Company's shares. These expenses include, but are not limited to, compensation paid to investment executives of SMITH HAYES and to broker-dealers which have entered into sales agreements with SMITH HAYES, expenses incurred in the printing of reports used for sales purposes, preparation and printing of sales literature, advertising, promotion, marketing and sales expenses, payments to banks for shareholder services and accounting services and other distribution-related expenses. Reimbursement to SMITH HAYES is computed separately for each of the Company's Funds and, in the case of this Fund, may not exceed .20% per annum of the average daily net assets of the Fund. Compensation will be paid out of such amounts to SMITH HAYES investment executives, to broker-dealers which have entered into sales agreements with SMITH HAYES and to banks who provide services to the Company for the Fund. The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as banks are compensated, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Fund. If a bank at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the bank; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such banks other than through registered brokers will involve the solicitation or sale of shares of the Fund. In the event distribution expenses for a Fund in any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. Further information regarding the Plan is contained in the Statement of Additional Information.


                               PURCHASE OF SHARES

GENERAL
    The Fund's shares may be purchased from SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Company. Stock certificates will not be issued. SMITH HAYES reserves the right to reject any purchase order. Shares of the Fund are offered to the public without a sales load at the net asset value per share (which usually will be $1.00 per share) next determined following receipt of an order by SMITH HAYES. See "Valuation of Shares."

    Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                                 Lancaster Funds
                               200 Centre Terrace
                                  1225 L Street
                             Lincoln, Nebraska 68508

    For subsequent purchases, the name of the account and account number should be included with any purchase order to properly identify your account.

    Payment for shares may also be made by bank wire. To do so the investor must direct his or her bank to wire immediately available funds directly to the Custodian, Union Bank & Trust Co. as indicated below.

    Federal funds transmitted by wire transfer and received before 11:00 a.m. will be invested at the net asset value computed at the close of business that day, funds received after 11:00 a.m. will be invested the following day.

        1. Telephone the Company at (402) 476-3000 or (800) 279-7437 and furnish the name, the account number and the telephone number of the investor, as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Company will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number. The wire should be addressed as follows:

                             UNION BANK & TRUST CO.
                                Lincoln, Nebraska
                        Trust Department, ABA #104910795
                             Lincoln, Nebraska 68506
                           Account of Lancaster Funds
                         Institutional Money Market Fund
                      ------------------------------------
                         FBO (Account Registration name)

        3. Complete a Purchase Application and mail it to the Company if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Company before subsequent instructions to redeem Company shares will be accepted.) Banks may impose a charge for a wire transfer of funds.

MINIMUM INVESTMENTS
    A minimum initial net investment of $1,000 is required, unless waived by the Company.

    All investments must be made through your SMITH HAYES investment executive or other authorized broker-dealer.

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURE
    Shares of the Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES. Because of the nature of the Fund, the redemption price will usually be $1.00 per share. To redeem shares of the Fund, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting  legal documents,  if required by applicable law, in
           the   case  of   estates,   trust,   guardianships,   custodianships,
           corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS
    Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date.

    A shareholder may request that the Company transmit redemption proceeds by Federal bank wire to a bank account designated on the shareholder's account application form provided all requisite account information is provided to the Company.

INVOLUNTARY REDEMPTION
    The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.


                               VALUATION OF SHARES

    The Fund determines its net asset value once each day, at 11:00 a.m., Lincoln, Nebraska time on each day the Federal Reserve is open for business. The calculation is made after the Fund has declared any applicable dividends.

    The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued) less all liabilities by the number of Fund shares outstanding. The Fund will value its assets pursuant to the amortized cost method of valuation as permitted by Rule 2a-7 under the 1940 Act. Under this method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the extent of fluctuating interest rates or the market value of the security. Utilization of the amortized cost method of valuation under Rule 2a-7 results in the stabilization of the Fund's net asset value at $1.00 per share. The procedures adopted by the Board of Directors pursuant to Rule 2a-7 are described in more detail in the Statement of Additional Information. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Fund may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


                               DIVIDENDS AND TAXES

DIVIDENDS
    All net income with respect to the shares of the Fund is declared and accrued as a dividend each business day to shareholders of record immediately before 11:00 a.m., Lincoln, Nebraska time. Dividends are accrued and credited to shareholders' accounts each business day and are automatically reinvested in additional Fund shares on the last day of each month at the net asset value of shares on such day, unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. Cash payment, if requested, is also accrued through the last day of each month and checks for such cash payment will be mailed within five days thereof. The taxable status of income dividends and/or net capital gains distribution is not affected by whether they are reinvested or paid in cash.

TAXES
    The Fund will be treated as a separate entity for federal income tax purposes. The Company intends to qualify the Fund as a "regulated investment company" as defined in the Internal Revenue Code (the "Code"). Provided certain distribution requirements are met, the Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

    Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or reinvested in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

    The Company is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and/or redemptions paid to a shareholder at a 31% rate, if such shareholder fails to furnish the Company with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when request to do so by the Company.

    This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisors. See "Tax Status" in the Statement of Additional Information.


                               GENERAL INFORMATION

CAPITAL STOCK
    The Company is authorized to issue a total of one billion shares of common stock, with a par value of $.001 per share. Of these shares, the Board of Directors has authorized the issuance of one hundred million shares in a series designated Institutional Money Market Fund shares. The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Funds. The Company presently has authorized the issuance of shares in five other series. The Board of Directors is also authorized to divide any new or existing series into two or more sub-series or classes, which could be used to create differing expense and fee structures for investors in the same Fund. The creation of additional classes in the future would not affect the rights of existing shareholders.

  All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional shares has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS
    Each share of the Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Company's shares. On some issues, such as the election of directors, all shares of the Company, irrespective of series, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    On an issue affecting only the Fund, the shares of the Fund vote as a separate series. Examples of such issues would be proposals to (i) change a Fund's Investment Advisory Agreement, (ii) change a fundamental investment restriction pertaining to only one Fund or (iii) change a Fund's Distribution Plan. In voting on the Investment Advisory Agreement or proposals affecting only one Fund, approval of such agreement or proposal by the shareholders of one Fund would make that agreement effective as to that Fund whether or not the agreement or proposal had been approved by the Company's other Funds.

SHAREHOLDERS MEETINGS
    The Company does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the Chief Executive Officer or Chief Financial Officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans Finally, the Company's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Company is obligated to facilitate shareholder communications in this situation if certain conditions are met.

ALLOCATION OF INCOME AND EXPENSES
    The assets received by the Company for the issue or sale of shares of the Fund, and all income earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses of the Fund and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated among all Funds based upon the relative net assets of each Fund at the time such expenses were accrued.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN
    Union Bank & Trust Co., Lincoln, Nebraska, serves as Custodian for the Company's Fund securities and cash. The Administrator acts as Transfer Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Fund.

Year 2000 Issues


Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.


REPORTS TO SHAREHOLDERS
    The Company will issue semi-annual reports which will include a list of securities of the Fund owned by the Company and financial statements, which in the case of the annual report, will be examined and reported upon by the Company's independent auditors.

LEGAL  OPINION
     The legality of the shares offered hereby will be passed upon, and the opinion with respect to all tax matters will be rendered, by Messrs. Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Building, Lincoln, Nebraska 68508.

AUDITORS
    The Company's auditors are Deloitte & Touche LLP, Lincoln, Nebraska, independent certified public accountants.

APPLICATION

LANCASTER FUNDS,  200 CENTRE TERRACE,  1225 L STREET,  LINCOLN,  NE  68508  Date
                                               Account #  ____________________

Capital Builder Fund          |_| Investor Shares|_| Select Shares $____________
Government/Quality Bond Fund  |_| Investor Shares|_| Select Shares $____________
Crestone Small Cap Fund       |_| Investor Shares|_| Select ShareS $____________
Convertible Fund              |_| Investor Shares|_| Select Shares $____________
Nebraska Tax-Free Fund                                             $____________
Institutional Money Market Fund                                    $____________

In accordance with the terms and conditions set forth in this form, the current prospectus, and my instructions below, I wish to establish or revise a Shareholder Account as follows:

STATEMENT OF INTENTION
I plan to invest over a 13-month period an aggregate amount of at least
               |_| $25,000       |_| $50,000       |_| $100,000 (and above)

RIGHT OF ACCUMULATION
The registration of some of my shares differs or I am affiliated with the following accounts.
--------------------------------

ACCOUNT REGISTRATION (PLEASE PRINT)
NOTE: In the case of two or more co-owners, the account will be registered " Joint Tenants with Right of Survivorship" and not as "Tenants-in-common" unless otherwise specified.
                                                          |_| Individual
_________________________________________________________ |_| Jt. WROS
Name of Shareholder                                       |_| Corporation
                                                          |_| Trust
_________________________________________________________ |_| Other____________
Name of Co-Owner (if any)

--------------------------------------------------------------------------------
Street Address                City                 State             Zip Code

_________________________      Citizen of:__________U.S.__________Other(specify)
Social Security or T.I.N. #

---------------------------------------     -----------------------------------
(Area Code) Home Telephone                       (Area Code) Business Telephone

DIVIDEND AND INVESTMENT OPTION (ONE BOX MUST BE CHECKED)
|_| Reinvest all dividends and capital gains distributions.
|_| Reinvest capital gain distributions only.
|_| Receive all dividends and capital gain distributions in cash.

SYSTEMATIC WITHDRAWAL PLAN
Mail a check for $_________ prior to the last day of each |_| Month |_| Quarter |_|Year
First check to be mailed__________________(specify month)

I hereby represent that I have received the prospectus for the fund(s) in which I am investing.

SHAREHOLDER AUTHORIZATION AND CERTIFICATION
I authorize any instructions contained herein and certify under penalties of perjury:(Strike number 2 if not true)
  1. that the social security or other taxpayer identification number is correct
  2. that I am not subject to withholding either because of a failure to report
     all interest or dividends,   or  I  was  subject  to  withholding  and the
     Internal Revenue Service has notified me that I am no longer subject to withholding.
                                           |_| Exempt from backup withholding
                                           |_| Non-exempt from backup
withholding

X____________________________           X_____________________________________
Signature of Shareholder/or Authorized Officer,   Signature of Co-Owner (if any)

FOR DEALER ONLY (WE HEREBY AUTHORIZE LANCASTER FUNDS AS OUR AGENT IN CONNECTION WITH TRANSACTIONS UNDER THIS AUTHORIZATION FORM. WE GUARANTEE THE SHAREHOLDER'S SIGNATURE.)

-------------------------------------  ----------------------------------------
Dealer Name (Please Print)               Signature of Registered Representative

-------------------------------------  ----------------------------------------
Home Office Address                      Address of Office Serving Account

-------------------------------------  ----------------------------------------
City              State     Zip Code    City         State             Zip Code

-------------------------------------  ----------------------------------------
Authorized Signature of Dealer         Branch No.  Rep. No.      Rep. Last Name

                                 LANCASTER FUNDS

                              CAPITAL BUILDER FUND
                             CRESTONE SMALL CAP FUND
                                CONVERTIBLE FUND
                          GOVERNMENT QUALITY BOND FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                               September 29, 1998


                                Table of Contents


                                                                           Page

General Information .....................................................    1
Investment Objectives, Policies and Restrictions.........................    1
Directors and Executive Officers.........................................    3
Investment Advisory and Other Services...................................    4
Distribution Plan........................................................    7
Portfolio Transactions and Brokerage Allocations.........................    8
Capital Stock and Control................................................   10
Net Asset Value and Public Offering Price................................   11
Redemption...............................................................   13
Tax Status...............................................................   13
Calculation of Performance Data..........................................   14
Financial Statements.....................................................   15
Auditors.................................................................   15
Appendix A - Ratings of Corporate
        Obligations and Commercial Paper.................................  A-1
Appendix B - Stock Index Options.........................................  B-1



        This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated September 29, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Company at 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

                               GENERAL INFORMATION

     Lancaster Funds is a Minnesota corporation incorporated in 1988 under the name SMITH HAYES Trust, Inc. The SMITH HAYES Trust, Inc. adopted the trade name "Lancaster Funds" and will hence forth do business under this name.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        The shares of Lancaster Funds (the "Company") are offered in series. This Statement of Additional Information only relates to the four series designated: Capital Builder Fund, Crestone Small Cap Fund, Convertible Fund and Government/Quality Bond Fund (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

Repurchase Agreements

        All of the Funds may invest in repurchase agreements on U. S. Government Securities. The Funds' Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral so that the total collateral is an amount at least equal to the repurchase price plus accrued interest.

Portfolio Turnover

        Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The turnover rate will not be a limiting factor when management deems portfolio changes appropriate.

Investment Restrictions

        In addition to the investment objectives and policies set forth in the Prospectus, the Company and each of the Funds is subject to certain investment restrictions, as set forth below, which may not be changed without the vote of a majority of the Company's or Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of the Company's or a Fund's outstanding shares voting at a meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) a majority of the Company's or a Fund's outstanding shares.

        Unless otherwise specified below, none of the Funds will:

        1. Invest more than 5% of the value of their total assets in the securities of any one issuer (other than securities of the U.S. Government or its agencies or instrumentalities), except that the Capital Builder Fund and Crestone Small Cap Fund shall, as to 75% of the value of their assets, invest no more than 5% of their assets in the securities of any one issuer.

        2. Purchase more than 10% of any class of securities of any one issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer. In the aggregate, the Company may not own more than 15% of any class of securities or more than 10% of the outstanding voting securities of an issuer.

        3. Invest 25% or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

        4. Invest more than 5% of the value of their total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

        5. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended), other than as set forth in restriction number 6 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

        6. Borrow money except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. None of the Funds will purchase securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. None of the Funds will borrow money for leverage purposes.

        7. Mortgage, pledge or hypothecate their assets except in an amount not exceeding 10% of the value of their total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

        8. Make short sales of securities or maintain a short position; except that the Convertible Fund may make short sales or maintain short positions if at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and no more than 10% of the Fund's net assets (taken at current value) will be held as collateral for such short sales at any one time.

        9. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make margin deposits in connection with futures contracts.

        10. Write, purchase or sell puts, calls or combinations thereof, except that Capital Builder Fund and Convertible Fund may write covered call options; Capital Builder Fund may purchase put and call options; and Convertible fund may purchase put options on stocks; and may purchase put options on stock index contracts.

        11. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

        12. Invest for the purpose of exercising control or management.

        13. Purchase or sell commodities or commodity futures contracts, except that the Convertible Fund may purchase put options on stock index contracts.

        14. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

        15. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies investing in the foregoing.

        16. Participate on a joint or a joint and several basis in any securities trading account (as prohibited by Section 12(a)2 of the Investment Company Act of 1940) except to the extent that the staff of the Securities and Exchange Commission may in the future grant exemptive relief therefrom.

        17. Act as an underwriter of securities of other issuers.

        18. Invest more than 5% of the Fund's net assets in restricted securities or more than 10% of the Fund's net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

        19. Invest more than 5% of its total assets in foreign securities.

        20. Purchase the securities of other investment companies except as provided by Section 12(d)(1) of the Investment Company Act of 1940.

        Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

        None of the Funds will engage in the practice of lending their securities until such time as the Prospectus is amended disclosing such practice and furthermore disclosing that portfolio securities may be loaned only if collateral values are continuously maintained at no less than 100% by "marking to market daily" and the practice is fair, just and equitable as determined by a finding by the Board of Directors that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finder's fees), voting rights, dividend rights, shareholder approval and related disclosure.

        The Government/Quality Bond Fund will not invest in warrants until such time as the Prospectus is amended to include disclosure regarding such practice and furthermore will only invest in warrants if such warrants, valued at the lower of cost or market, do not exceed 5% of the value of the Fund's net assets. For purposes of calculating this percentage, no more than 1% of the value of the Fund's net assets may be in warrants which are not listed on the New York or American Stock Exchange and warrants acquired by the Fund in units or attached to securities may be deemed without value for purposes of this limitation.


                               DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are as follows:

Name, Position with Fund and Address                  Principal Occupation Last Five Years


*Thomas C. Smith, Chairman, President, age 53;        Chairman, CONLEY SMITH, Inc., Omaha,
Chief Executive Officer and Treasurer; 200 Centre     Nebraska; Chairman and President,
Terrace, 1225 L Street, Lincoln, Nebraska 68508       SMITH HAYES Financial Services
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President, Lancaster Administrative
                                                      Services,   Inc.,   Lincoln,   Nebraska;
                                                      Chairman and President, Consolidated Investment
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President and Director,
                                                      Concorde Management and
                                                      Development, Inc., Lincoln, Nebraska
                                                      Chairman, SMITH HAYES Advisers, Inc.,
                                                      Lincoln, Nebraska

Thomas D. Potter, Director; age 58;                   President  and  Chief  Executive   Officer,
1800 Memorial Drive,                                  Lincoln Mutual Life Insurance Company,
Lincoln, Nebraska 68502                               Lincoln, Nebraska; December, 1987 - Current

Dale C. Tinstman, Director; age 79;                   Financial and Investment Consultant;
Suite 200,                                            Chairman of University of Nebraska
1201 "O" Street,                                      Foundation; Director and Consultant of
Lincoln, Nebraska 68508                               IBP,  Inc.  (meat  packing  and
                                                      agribusiness), Dakota City, Nebraska


Thomas R. Larsen, C.P.A., Director; age 57;           Certified Public  Accountant,  Chairman, and
6211 "O" Street,                                      President Larsen Bryant & Porter
Lincoln, Nebraska 68510                               CPA's,  P.C., Lincoln, Nebraska

*John H. Conley, Director, age 45;                    President, CONLEY SMITH, Inc. Omaha,
444 Regency Parkway, Omaha,                           Nebraska;   Chairman,  Lancaster
Nebraska 68114-3779                                   Administrative  Services, Inc.,
                                                      Lincoln, Nebraska; President and Director
                                                      Conley Investment Counsel, Omaha,
                                                      Nebraska;   December, 1986  -  April, 1995.

Colleen Avery, Secretary; age 37;                     Vice President, Lancaster
200 Centre Terrace,                                   Administrative Services, Inc.,
1225 L Street,                                        Lincoln, Nebraska; March 1996  to Present
Lincoln, Nebraska 68508                               Investment Operations Coordinator,
                                                      Security    Mutual    Life
                                                      Insurance Company, Lincoln, Nebraska; June
                                                      1984 - March 1996.


*Interested director of the Company as defined under the Investment Company Act of 1940 by virtue of his affiliation with CONLEY SMITH, Inc.

        The following table represents the compensation amounts received for services as a director of the Fund for the fiscal year ended June 30, 1998:


                                      Compensation Table

                                            Aggregate        Total Compensation
                                         Compensation          From the Fund
        Name and Position                  From Fund           Paid to Directors
        -----------------                -------------         -----------------
        Thomas D. Potter, Director        $1,200                   $1,200
        Dale C. Tinstman, Director        $1,200                   $1,200
        Thomas R. Larsen, Director        $1,200                   $1,200
        Thomas C. Smith, Chairman$        $0                       $0
        John H. Conley, Director          $0                       $0


                     INVESTMENT ADVISORY AND OTHER SERVICES

General

        The investment adviser for the Funds is CONLEY SMITH, Inc., (the "Adviser"). The administrator and transfer agent for the Funds is Lancaster Administrative Services, Inc., (the "Administrator"). Crestone Capital Management, Inc., and Calamos Asset Management, Inc., act as the Sub-Advisers ("Sub-Adviser") to the Crestone Small Cap Fund and Convertible Fund, respectively. SMITH HAYES Financial Services Corporation acts as the Company's distributor ("Distributor"). The Adviser, Administrator and the Sub-Advisers act as such pursuant to written agreements which are periodically reviewed and approved by the directors or the shareholders of the Company. The Adviser's address is 444 Regency Parkway, Suite 202 Lake Regency Building, Omaha, Nebraska 68114-3779. The Administrator's address is 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508. The Sub-Advisers' addresses are:

                           Crestone Capital Management
                           7720 East Belleview Avenue
                                    Suite 220
                            Englewood, Colorado 80111

                         Calamos Asset Management, Inc.
                           1111 East Warrenville Road
                         Naperville, Illinois 60563-1448

Control of the Adviser, Administrator and the Distributor

        The Adviser, Administrator and the Distributor are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith owns 51% and John H. Conley owns 9% of the outstanding stock of Consolidated Investment Corporation. Mr. Smith owns 79% and Mr. Conley owns 5% of the voting stock of Consolidated.

Control of Sub-Advisers

     Crestone Capital Management is controlled by Kirk McCowan and Norwest Bank, N.A. Minnesota. Calamos Asset Management, Inc. is controlled by John P. Calamos.

Investment Advisory Agreements and Administration Agreement

          The Advisory Agreement, Administration Agreement and the Sub-Advisory Agreements have been approved by the Board of Directors (including a majority of the directors who are not parties to the Advisory, Administration and Sub-Advisory Agreements, or interested persons of any such party, other than as directors of the Company).

        The Advisory Agreement, Administration Agreement and Sub-Advisory Agreements terminate automatically in the event of their assignment. In addition, the Advisory Agreement, Administration Agreement and Sub-Advisory
Agreements are terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on 60 days' written notice to the Adviser, the Administrator or Sub-Adviser, as the case may be, and by the Adviser, Administrator or Sub-Adviser, as the case may be, on 60 days' written notice to the Company. The Advisory Agreement or Sub-Advisory Agreements may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser or Sub-Adviser. Each Sub-Advisory Agreement is also terminable by the Adviser upon 60 days' written notice to the Sub-Adviser. The Administration Agreement is terminable by the vote of a majority of all outstanding voting securities of the Company. Unless sooner terminated, the Advisory Agreement, Administration Agreement and Sub-Advisory Agreements shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves a Sub-Advisory Agreement, the Sub-Advisory Agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve such Sub-Advisory Agreement.

        Pursuant to the Advisory Agreement, the Capital Builder, Small Cap and Convertible Funds pay the Adviser a monthly advisory fee equal on an annual basis to .75% of each Fund's average daily net assets. The Government/Quality Bond Fund pays the Adviser a monthly advisory fee equal on an annual basis to
 .6% of its average daily net assets.


        During the years ended June 30, 1996, 1997 and 1998 the Company paid the Adviser and Administrator the following amounts for advisory and administrative services as indicated:


Advisory Fees                                 1996          1997           1998
-------------                                 ----          ----          ------
Capital Builder Fund                        $52,595       $67,907        $75,522
Convertible Fund                             14,669        17,757         25,183
Government/Quality Bond Fund                 26,060        16,365          8,175
Crestone Small Cap Fund                     100,347       135,851        156,788
                                          ---------     ---------      ---------
                                           $193,671      $237,880       $265,668

Administration Fees                           1996          1997           1998
-------------------                           ----        -------      ---------
Capital Builder Fund                        $17,523      $22,635         $25,174
Convertible Fund                              4,420        5,920           8,394
Government/Quality Bond Fund                 10,338        6,819           3,406
Crestone Small Cap Fund                      30,794       45,296          52,263
                                           --------     -----------    ---------
                                            $63,075      $80,670         $89,237


        Of these amounts, pursuant to the Sub-Advisory Agreements, the Adviser paid the respective Sub-Adviser for the Funds $78,016, $105,458 and $124,811 allocated among the Funds as follows:


                                              1996          1997           1998
                                              ----          -----        ------
Convertible Fund                            $11,731       $13,925        $19,289
Crestone Small Cap Fund                      66,285        91,533        105,522
                                           --------      ---------      --------
                                            $78,016      $105,458       $124,811




        Additionally, the Adviser has paid advisory and administrative fees in the last three fiscal years and paid Sub-Advisers for investment advice out of the fees paid for certain other Funds, which have now ceased operations.

        Under the Sub-Advisory Agreements, the Adviser, as its sole obligation, pays the Sub-Adviser monthly advisory fees equal on an annual basis to a certain percentage of the respective Fund's average daily net assets as set forth in the Prospectus.

        Pursuant to the Administration Agreement, the Administrator acts as transfer agent and provides, or contracts with others to provide, to the Company all necessary bookkeeping and shareholder recordkeeping services, share transfer services, and custodial services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Fund and paid monthly, at an annual rate of .25% of the daily average net assets of the Company.

        Under the Advisory Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Company.

        Under the Sub-Advisory Agreements, the Sub-Advisers provide the Adviser with investment advice and assist in the selection and disposition of the Funds' investments. The Sub-Advisers do not provide any administrative services for the Funds nor do they pay any compensation to any of the Company's officers or directors.

        The laws of certain states require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. At the present time the Funds are not subject to any such restrictions.

Custodian

        The Custodian for the Company and each of the Funds is Union Bank and Trust Company ("Union"), 4732 Calvert Street, Lincoln, Nebraska 68506. Union, as Custodian, holds all of the securities and cash owned by the Funds.


                                DISTRIBUTION PLAN


        The shares of the Funds are offered in two classes designated Select shares and Investor shares. Select shares of all the Funds bear a sales charge (or load) equal to 3.90% except the Government/Quality Bond Fund which is equal to 1.50% of the net asset value of the shares purchased or 4.06% (1.52% for the Government/Quality Bond Fund) of the total amount invested. The sales charge will be paid to the Distributor. The Distributor may enter into selling agreements with other broker/dealers to sell shares. In the event that another broker/dealer sells shares, the Distributor may reallow up to .90% (.30% for the Government/Qualty Bond Fund) of the sales charge. The Distributor offers Select and Investor shares of the Funds as agent on a continuous best efforts basis. The Distributor did not receive any underwriting commissions in the last three fiscal years from the Funds; however, the Distributor receives sales charges for selling Select shares and receives distribution fees under a Rule 12b-1 Plan of Investor shares.


        Rule 12b-1(b) under the Investment Company Act of 1940 provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

        In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan, cast in person at a meeting for the purpose of voting on such plan or agreement. Rule 12(b)-1(b)(3) requires that the plan or agreement provide, in substance:

               (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

               (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

               (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

        Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments to the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

        Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

        Pursuant to the provisions of the Distribution Plan, as amended, Select shares of the Capital Builder, Small Cap and Convertible Funds pay a fee to the Distributor computed and paid monthly at an annual rate of up to .50% and the Government/Quality Bond Fund pays a fee of .25% of such Fund's average daily net assets in order to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of such Fund's shares.

        Expenses  for  which  the  Distributor  will  be  reimbursed  under  the
Distribution Plan include, but are not limited to, compensation paid to registered representatives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and printing of sales literature; advertisement, promotion, marketing and sales expenses; and other distribution-related expenses. Compensation will be paid out of such amounts to investment executives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor as follows. If shares of the Funds are sold by a representative of a broker-dealer other than the Distributor, that portion of the reimbursement which is attributable to shares sold by such representative is paid to such broker-dealer. If shares of the Funds are sold by an investment executive of the Distributor, compensation will be paid to the investment executive by the Distributor in an amount not to exceed that portion of .50% (.25% to the Government/Quality Bond Fund) of the average daily net assets of the Funds which is attributable to shares sold by such investment executive.


        Under the Distribution Plan, the Company paid the Distributor a total of $105,000 for the fiscal year ended June 30, 1998 allocated among the existing Funds as follows:

                      Capital Builder Fund                        47,833
                      Convertible Fund                            15,860
                      Government/Quality Bond Fund                 3,277
                      Crestone Small Cap Fund                     38,030
                                                                 -------
                                                                $105,000

        Of the total amount the Distributor pursuant to the Distribution Plan in these periods, the Distributor retained or paid to its agents $100,901. The Distributor paid the balance to various other broker-dealers pursuant to selling agreements between the Distributor and such persons for distribution services. The Distributor incurred additional expenses in excess of the remaining amount paid for printing prospectuses, sales literature, a toll free watts line utilized in soliciting orders for the Company shares, postage and other related promotion, marketing and sales expenses. Thomas C. Smith, a director and officer of the Company, controls the Distributor and as a result has a financial interest in the Distribution Plan.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Sub-Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time. In the case of principal transactions involving new issues, the Sub-Adviser may have little discretion in controlling the mark-up on such transactions. However, in the case of principal transactions involving secondary sales, the Sub-Adviser will seek to negotiate the lowest mark-up possible.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research and/or services to the Adviser and Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser and Sub-Adviser to supplement their own investment research activities and enables the Adviser and Sub-Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser and Sub-Adviser, the recipient receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser and Sub-Adviser believe that most research services obtained by them generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        Neither the Adviser nor any Sub-Adviser has entered into any formal or informal Agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of any Fund's transactions in exchange for research services provided the Sub-Adviser except as noted below. However, from time to time, the Adviser and Sub-Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which they anticipate will be useful to them. The recipient will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser and Sub-Adviser doing so determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser and Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


        During the fiscal years ended June 30, 1996, 1997 and 1998, the Funds incurred $60,170, $75,961 and $85,754 respectively of brokerage commissions, some of which was paid to the Fund's Distributor, allocated among the Portfolios as follows:

                                              1996          1997         1998
                                              ----          ----         ----
Capital Builder Fund                         16,490         6,226       8,848
Convertible Fund                              9,361        12,262      12,417
Government/Quality Bond Fund                  5,933         4,582       6,665
Crestone Small Cap Fund                      28,386        52,891      57,824
                                            -------       -------    --------
                                            $60,170       $75,961     $85,754

        The Fund's Distributor, SMITH HAYES Financial Services Corporation, which is an affiliate of the Company's Adviser, was paid 45% and 25% of the aggregate brokerage commissions incurred in the fiscal years ended June 30, 1996, and 1997, and $20,862 or 24% in 1998. The remaining brokerage commissions were paid to other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 38% were effected through the Distributor in the fiscal year ending June 30, 1998 The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.


        In certain instances, there may be securities which are suitable for the Company's Funds as well as for that of one or more of the advisory clients of the Sub-Advisers or the Adviser. Investment decisions for the Company's Funds and for such advisory clients are made by the Sub-Advisers or the Adviser with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client of a Sub-Adviser or the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of one of the Sub-Advisers or the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of a particular Sub-Adviser or the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Sub-Adviser or the Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Sub-Adviser or the Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

Option Trading Limits

        The writing by the Funds of options on securities is subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and by other investment advisory clients of the Adviser or the Sub-Advisers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. The Adviser believes it is unlikely that the level of option trading by the Company will exceed applicable limitations.

                            CAPITAL STOCK AND CONTROL

        A complete description of the rights and characteristics of the Company's capital stock is included in the Prospectus.


        The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund as of September 4, 1998.


  Fund                           Name & Address           Shares     % Ownership


Capital Builder Fund     Virgil Eihusen                 49,899.252      6.96%
                         550 B Road
                         Grand Island, NE  68801

Crestone Small Cap Fund  UBATCO & Company               497,300.679    55.42%
                         Union Bank and Trust Company
                         Trust Department-nominee name
                         4732 Calvert Street
                         Lincoln, NE  68506

Convertible Fund         The Virgil Eihusen              18,568.816     7.83%
                         Foundation, Inc.
                         550 B Road
                         Grand Island, NE  68801

Fund                             Name & Address            Shares    % Ownership

Convertible Fund         Virgil Eihusen                  45,995.093   19.38%
                         550 B Road
                         Grand Island, NE 68801
                         Donald Hovendick IRA            13,070.440    5.51%
                         10 Forsythia Point
                         Four Seasons, MO  65049


Government/Quality       Firlin & Co.                     8,266.116    9.54%
Bond Fund                C/O NBC
                         Attn: Trust Resources
                         Box 82408
                         Lincoln, NE  68501

                         Nebraska Conference of          14,066.212    16.23%
                         United Church of Christ
                         825 M Street, Suite 201
                         Lincoln, NE  68508

                         Mary Margaret Moulten            4,452.495     5.14%
                         2610 S. 70th St. #25
                         Lincoln, NE  68506

                         Robert A. Martin                 8,772.866    10.12%
                         Sheri S. Martin
                         14000 N 27th Street
                         Davey, NE  68336

                         E.  June Osheroff               10,158.752    11.72%
                         14481 Erskine Street
                         Omaha, NE  68116

        As a group, the officers and directors of the Fund owned less than three
percent   of  the   outstanding   shares  of   Capital   Builder,   Convertible,
Government/Quality Bond and Crestone Small Cap Funds.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "Purchase of Shares--Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


        The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. The net asset value per share for all Funds as of June 30, 1998 is calculated is as follows:


                  Net Assets ($100,000)            =  Net Asset Value
               Shares Outstanding (10,000)            per Share ($10)


        Investor shares of each of the Funds are offered with a sales charge set forth in the Prospectus. The sale charges imposed are subject to scheduled variations for different types of investors and based on a total amount invested. These variations are intended to encourage investment by the various types of investors and to attract accounts of significant size.


        Investor shares of the Fund are offered to the public at their net asset value next determined after an order is received by the Distributor and other selected financial services firms with whom the Distributor has entered into selling agreements, without a sales charge. Select shares of the Capital Builder, Crestone Small Cap and Convertible Funds are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.


                                                     Sales Charges
                                                                      Dealer
                                      As a % of       As a % of    Reallowance
                                   Public Offering   Net Amount     as a % of
                                        Price          Invested   Offering Price

On Balance after Purchase:

    less than $25,000                  3.90              4.06         3.00
    $25,000 but less than $50,000      2.50              2.56         2.00
    $50,000 but less than $100,000     1.30              1.32         1.00
    $100,000 and over                   -0-              -0-           -0-


        Select shares of the Government/Quality Bond Fund are offered at their net asset value next determined after an order is received with a varying sales charge as set forth below.

                                                      Sales Charges
                                                                      Dealer
                                       As a % of       As a % of   Reallowance
                                    Public Offering   Net Amount    as a % of
                                         Price          Invested  Offering Price
On Balance after Purchase:
    less than $25,000                   1.50              1.52        1.20
    $25,000 but less than $50,000       1.00              1.01         .80
    $50,000 but less than $100,000       .50               .503        .40
    $100,000 and over                    -0-              -0-          -0-


Net Asset Value Purchases

        Select shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

Reduced Sales Charge

        Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

Statement of Intention

        The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written statement of intention (the "Statement") in the application form provided by the Principal Underwriter and signed by the purchaser. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder signs a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.


                                   REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                   TAX STATUS

        The Company has qualified and intends to continue to qualify its Funds as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale of other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Fund's gross income. This restriction may limit the extent to which a Fund may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Fund. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder.
Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.


                        CALCULATIONS OF PERFORMANCE DATA

        From time to time the Company may quote the yield for the Funds in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Fund's net investment income per share for the base period which is 30 days or one month, by the Fund's maximum offering purchase price on the last day of the period and annualizing the result. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Fund's performance and for providing a basis for comparison with other investment alternatives. However, a Fund's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Fund's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Fund's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such portfolio. In periods of rising interest rates, the opposite can be expected to occur.

        The Company may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Merrill Lynch & Company, leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The Government/Quality Bond Fund may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Fund's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Fund may invest does not reflect the Fund's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fund. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.


        The yield of the Government/Quality Bond Fund for the 30-day period ended June 30, 1998 was 4.56% for the Investor Shares and 4.74% for the Select Shares.


        In connection with the quotations of yields in advertisements described above, the Company may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Funds may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.


        The average annual total return of the Funds for the one year, five years and inception to date ended on June 30, 1998 are as follows:

                                                                    Inception to
                                        year          5 years            Date
                                       -----          -------         -------
Capital Builder Fund

        Investor Shares                  16.68%         N/A             21.26%
        Select Shares                    17.21%         N/A             20.80%

Convertible Fund
        Investor Shares                  22.60%       13.95%            11.47%
        Select Shares                    23.06%         N/A             23.59%

Government/Quality Bond Fund
        Investor Shares                   7.26%        4.70%             7.12%
        Select Shares                     7.59%         N/A              6.99%

Crestone Small Cap Fund
        Investor Shares                   7.83%      13.25%             14.01%
        Select Shares                     8.35          N/A             14.02%



                              FINANCIAL STATEMENTS


        The Company hereby incorporates by reference the information in the Company's Annual Financial Report dated June 30, 1998, attached hereto.


                                    AUDITORS


        On July 21, 1998, the Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Company's accountants.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

     Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

                1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

                2. Nature of and provisions of the issue.

                3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                AAA: This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                CC:   The rating CC is reserved  for a preferred  stock issue in arrears on dividends or sinking fund payments but that is currently paying.

                C:    A preferred stock rated C is a nonpaying issue.

                D:    A preferred  stock rated D is a nonpaying issue  with  the issuer in default on debt instruments.

                NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           Moody's Investors Service, Inc.

                aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                      STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Stock Index Futures Contracts

     Convertible Fund may purchase put options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

     For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if a Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If a Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

     Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when a Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

     The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

     The Fund may enter into contracts with respect to any stock index or sub-index. To hedge a Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on Stock Index Futures and on Stock Indexes

     Convertible Fund may purchase put options on stock indexes. Stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in a manner identical to the use of options on futures contracts.

     As with options on stocks, the holder of an option on a stock index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on stock indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with stock index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a Fund than using a futures contract, such as when there is no movement in the level of the stock index.

Regulatory Matters

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has recently adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company wishing to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

                                 LANCASTER FUNDS


                             NEBRASKA TAX-FREE FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                               September 29, 1998


                                Table of Contents

                                                                          Page

General Information...........................................................1
Investment Objective, Policies and Restrictions...............................1
Municipal Securities..........................................................1
When-Issued Securities........................................................4
Forwards......................................................................4
Other Investments.............................................................5
Taxable Money Market Securities...............................................5
Futures Contracts.............................................................6
Options on Securities........................................................11
Risk Factors.................................................................12
Investment Restrictions......................................................15
Directors and Executive Officers.............................................17
Investment Advisory and Other Services.......................................18
Distribution Plan............................................................19
Fund Transactions and Brokerage Allocations..................................20
Capital Stock and Control....................................................21
Net Asset Value and Public Offering Price....................................22
Redemption...................................................................23
Calculations of Performance Data.............................................24
Auditors.....................................................................24
Dividends....................................................................24
Tax Status...................................................................25
Custodian....................................................................25
Financial Statements.........................................................25


This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated September 29, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Fund at 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

                               GENERAL INFORMATION

        Lancaster Funds is a Minnesota corporation incorporated in 1988 under the name SMITH HAYES Trust, Inc. The SMITH HAYES Trust, Inc. adopted the trade name "Lancaster Funds" and will hence forth do business under this name.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

        The shares of Lancaster Funds (the "Company") are offered in series. This Statement of Additional Information only relates to the series designated:
Nebraska Tax-Free Fund (referred to herein as the "Fund"). The investment objective and policies of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.


                              MUNICIPAL SECURITIES

        Subject to the investment objective and policies described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the Fund's investments will consist primarily of any combination of the various types of municipal securities described below or others that may be developed. See Appendix A for the descriptions of ratings for the securities in which the Fund may invest. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

        The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax and depending on the investor's state of residence, exempt from Nebraska state income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal and/or Nebraska state and local income tax.

        Municipal securities are classified generally by maturity as notes, bonds, or adjustable rate securities.

     MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

        Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

        Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

        Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance anticipation of longer term financing.

        MUNICIPAL BONDS. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Three additional categories of other municipal bonds include lease revenue bonds, pre-refunded/escrowed to maturity bonds and industrial development bonds.

        General Obligation Bonds. Issuers of general obligation bonds include counties, cities, towns, school districts and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the user's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

        Revenue Bonds. Generally, the principal security for a revenue bond is the net revenues derived from a particular facility or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

        Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

        Lease Revenue Bonds. Municipal borrowers may finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and to a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the Board determines such securities are illiquid, they will be subject to the Fund's 10% limit on illiquid securities.

        Pre-refunded/Escrowed to Maturity Bonds. Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security is the proceeds of the escrow account.

        Private Activity Bonds. Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

        The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

        Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

        ADJUSTABLE RATE SECURITIES. Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations.
These securities may take the following forms:

        Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

        An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

        Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

        Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

        Residual Interest Bonds. The Fund may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate security will be determined by an index or an auction process held approximately every 35 days, while the bond holders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus longer term rates) and consequent income flows.

        Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

        Participation Interests. The Fund may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals that meet the procedures established by the Board of Directors. The seller may receive a fee from the Fund in connection with the arrangement.

        In the case of longer term bonds, the Fund may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

        The Fund will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Fund holds participation interests is exempt from federal income tax to the Fund.

        There are, of course, other types of municipal securities that are, or may become, available, and the Fund reserves the right to invest in them.

        For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Adviser, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.


                             WHEN-ISSUED SECURITIES

        New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid high-grade marketable debt securities equal in value to commitments for when-issued securities. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in each Fund are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal, Nebraska state or local income taxes. When the time comes to pay for when-issued securities, the Fund will meet its obligation from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the Fund upon notice to its shareholders.

                                    FORWARDS

        The Fund may also purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Fund must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash or liquid high grade securities internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

                                OTHER INVESTMENTS

        The Fund may invest in medium quality securities (rated BBB by Moody's or Baa by S&P, or unrated securities of equivalent quality). Such securities are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for bonds in the A category. In addition, the Fund may, from time to time, purchase debt securities that are below investment grade (i.e., those rated below BBB by Moody's or below Baa by S&P, or unrated securities of equivalent quality as determined by the Adviser). The purchase of such lower quality securities will be limited to no more than 5% of the Fund's total assets. Such bonds are generally referred to as "junk bonds" and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. (See Appendix A). While lower quality securities generally provide greater income and increased opportunity for capital appreciation than investments in medium and high quality securities, such securities also typically entail greater price volatility and principal and income risk.

                         TAXABLE MONEY MARKET SECURITIES

        Although the Fund expects to be invested solely in municipal securities, it is anticipated that, when it is deemed to be in the best interests of shareholders to do so, the Fund may also invest a portion of its assets, on a temporary basis, in the taxable money market instruments set forth below. As a matter of fundamental policy, the Fund will not purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal and Nebraska state income taxes; except that the Fund may temporarily invest more than 20% of total assets in taxable obligations during periods of abnormal market conditions, when it might be deemed advantageous to shareholders to do so because market conditions dictate a defensive posture in taxable obligations. In addition, as a matter of fundamental policy, at least 80% of the Fund's assets (exclusive of cash) during any fiscal year will be invested in securities whose income is exempt from federal, Nebraska state and local income taxes.

        The taxable money market securities that the Fund may invest in are limited to those described below. The interest earned on these money market securities is not exempt from federal, Nebraska state and local income taxes and may be taxable to shareholders as ordinary income.

     U.S. GOVERNMENT OBLIGATIONS. Direct obligations of the U.S. Government and its agencies and instrumentalities;

        U.S. GOVERNMENT AGENCY SECURITIES. Obligations issued or guaranteed by U.S. Government sponsored enterprises, federal agencies and international institutions. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the credit of the issuer; and the remainder are supported only by the credit of the instrumentality;

        BANK OBLIGATIONS. Certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and Canadian banks and their foreign branches with total assets of $1 billion or more;

        COMMERCIAL PAPER. Paper rated A-1 or better by S&P, Prime 2 or better by Moody's or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's or S&P; and

     SHORT-TERM CORPORATE DEBT SECURITIES. Short-term corporate debt securities rated at least AA by S&P or Moody's.

                                FUTURES CONTRACTS

Transactions in Futures

        The Fund may enter into interest rate futures contracts ("futures contracts") as a hedge against or to minimize adverse principal fluctuations or as an efficient means of regulating the Fund's exposure to the municipal bond market. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates.

        The Fund will only  enter  into  futures  contracts  which are traded on national  futures  exchanges  and  are  standardized  as to  maturity  date  and underlying instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. In order to provide a means of managing price risk and interest rate volatility for municipal bond portfolios, the municipal bond index futures contract was developed. Trading in the municipal bond index futures contract commenced on the Chicago Board of Trade on June 11, 1985. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Regulatory Limitations

        The Fund will engage in futures contracts only for bona fide hedging and risk management purposes in accordance with rules and regulations of the CFTC, and not for speculation.

        The Fund will not enter into a futures contract or option thereon if, as a result thereof (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's assets (taken at market value at the time of entering into the contract) would be committed to margin deposits or premiums on options on such futures contracts; provided, however, that in the case of an option which is in the money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%. In instances involving the purchase of futures contracts or all options thereon or the writing of put options thereon by the Funds, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Funds' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged.

        As an alternative to bona fide hedging as described by the CFTC, the Fund may comply with a different standard established by the CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (a) cash set aside in an identifiable manner or short-term U.S. government or other U.S. dollar-denominated high-grade short-term debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty (30) days and (c) accrued profits on the particular futures contract thereon.

        In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Trading in Futures Contracts

        A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

        It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since uniqueness of that index contract should better correlate with the Fund and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury Bond futures, and the Fund reserves the right to use Treasury Bond futures at any time. Use of these futures could occur, as an example, when both the Treasury Bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury Bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury Bond contract than would be obtained with the municipal bond index futures contract. The Fund's activity in futures contracts will be limited to municipal bond index futures contracts and Treasury Bond and Note contracts.

        Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

        These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marked to the market." The Fund expects to earn interest income on its margin deposits.

        Although futures contracts, by their terms, typically require actual future delivery of and payment for financial instruments, (or, in the case of municipal bond index futures contracts settle, in cash at the spot market value of the index on the closing day of the contract) in practice most futures contracts are usually closed out before the delivery date of securities or, in the case of municipal bond index futures contract purchase or expiration of the contract. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

        As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September municipal bonds index futures on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September municipal bond index futures on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Special Risks of Transactions in Futures Contracts

        VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

        Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of futures contracts may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

        Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

        LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Funds, and the Funds would realize a loss or a gain.

        Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

        HEDGING RISK. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's securities sought to be hedged.

        Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the securities on which the futures are written might advance and the value of securities held by the Fund might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those securities that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities at a time when it would be disadvantageous to do so.

        In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with the price movements in the underlying security due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options on Interest Rate Futures Contracts

        The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts in U.S. Government securities and any U.S. government securities futures index contract which might be developed. The Adviser believes that there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

        The Fund will purchase put options on interest rate futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Fund will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund which were being hedged.

        Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

        Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

        From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other accounts. Such aggregated orders would be allocated among the Fund and the accounts in a fair and non-discriminatory manner.

Special Risks of Transactions in Options on Futures Contracts

        The Fund may seek to close out an option position by writing or buying an offsetting option covering the same security and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event no such market exists for a particular contract in which the Fund maintains a position, in the case of a written option, the Fund would have to wait to sell the underlying securities or futures position until the option expires or is exercised. The Fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous options on securities are treated.

        In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on a municipal securities index future is used to hedge a municipal bond portfolio. Another risk is that the movements in the price of options on futures contracts may not move inversely with changes in interest rates. If the Fund has written a call option on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

        The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations

        Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Federal Tax Treatment of Futures Contracts

        Although the Fund invests almost exclusively in securities which generate income which is exempt from federal and Nebraska state income taxes, the instruments described above are not exempt from such taxes. Therefore, use of investment techniques described above could result in taxable income to shareholders of the Fund.

        Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract.

        Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

        In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from dividends, interest, certain other types of income, including income from loans of securities, and gains from the sale of securities. Gains realized on the sale or other disposition of securities, including futures contracts on securities, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

        The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments. The Fund's ability to enter into transactions in options on futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.


                              OPTIONS ON SECURITIES

        The Fund has no current intention of investing in options on securities, although it reserves the right to do so. Appropriate disclosure would be added to the Fund's prospectus and Statement of Additional Information when and if the Fund decides to invest in options.

Repurchase Agreements.

        The Fund may invest in repurchase agreements on U. S. Government securities. The Fund's Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral so that the total collateral is an amount at least equal to the repurchase price plus accrued interest.

                                  RISK FACTORS

        The Fund's concentration in the debt obligations of the State of Nebraska carries a higher risk than a portfolio that is geographically diversified. There are 93 counties and 535 incorporated municipalities in Nebraska, many of which may have outstanding debt. A number of other public authorities and private, nonprofit organizations, including utilities, also issue tax exempt debt within the State of Nebraska.


     ECONOMY. The economy of the State of Nebraska continues to demonstrate strong performance with estimated per-capita personal income for 1996 at $23,022. Total State employment was 906,256 in 1997 with the majority of jobs in manufacturing, trade, services and government. Unemployment was 2.6% in 1997, compared to a national average of 4.9%. The State's population in 1990 was 1,578,385, with 1,656,870 estimated for 1997. Approximately one-half of the population is concentrated in the three metropolitan areas of Lincoln, Omaha and South Sioux City.


        DEBT. The State of Nebraska does not issue debt. Local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited, and in some cases limited, taxing power of the issuer, revenue bonds secured by specific pledged fees or charges for a related project, and tax-exempt lease obligations, secured by annual appropriations by the issuer, usually with no implied tax or specific revenue appropriations by the issuer. In 1995, $849 million in municipal debt was issued in Nebraska, with approximately 25% representing general obligation debt and 75% revenue bonds, compared to 38% general obligation and 62% revenue backed bonds nationally.

        Many agencies and other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State of Nebraska. Representative issuers of this kind of debt include the Nebraska Educational Facilities Authority and Nebraska Investment Finance Authority. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

        FINANCIAL. To a large degree, the risk of the Fund is dependent upon the financial strength of the State of Nebraska and its political subdivisions. Agriculture traditionally has been the backbone of Nebraska's economy, although its strength has diminished in the last two decades compared to other sectors. Its continued importance to the State's economy was clearly demonstrated in recent years, when increasing farm credit problems and adverse weather conditions affected other sectors interacting with agriculture. These sectors include manufacturers of farm equipment and supplies; feed, seed, and other farm supply retailers; truckers transporting farm products; and banks providing loans for farm operating capital. While Nebraska has not experienced severe symptoms of past national recessions, the State has faced budget crises in the recent past (see PROPERTY TAX SYSTEM below).

        PROPERTY TAX SYSTEM. The passage of certain legislation relating to personal property taxes by the Nebraska Legislature and a recent challenge of the current taxation system make it difficult to predict what the effect will be on the ability of political subdivisions in the State to levy and collect ad valorem taxes to support their governmental operations. These concerns were initiated by litigation involving railroad rolling stock, the taxation of which is governed by the provisions of the Federal Railroad Revitalization and Regulatory Reform Act (the "4-R Act"). As a result of the successful challenge by the railroad of personal property taxes levied on railroad rolling stock, further challenges to personal property taxes levied on pipelines and other interstate businesses with personal property in Nebraska were filed and ultimately raised the issue of the validity of Nebraska's system of personal property taxation under the provisions of Article VIII, Section 1 of the Nebraska Constitution requiring that taxes be "levied uniformly and proportionately upon all tangible property and franchises."

        In order to resolve the constitutional issues raised by a number of lawsuits, the 1992 Nebraska Legislature submitted an amendment to Article VIII,
Section 1 of the Nebraska Constitution ("Amendment 1") allowing the exemption of certain classes of personal property from taxation and the taxation of nonexempted personal property at depreciated cost to the electors of the State of Nebraska at the May 12, 1992 primary election. The Constitutional amendment was approved by the required number of voters and has been effective since June 8, 1992. As a result of the adoption of Amendment 1, the Legislature has exempted certain classes of tangible personal property from taxation and concern over the validity of the State's property taxation system has been reduced. The 1992 Nebraska Legislature also passed, during a special session following the approval of Amendment 1, Legislative Bill 1 containing revisions to the Nebraska statutes concerning the levy and collection of property taxes and taxing all depreciable income-producing personal property at its net book value beginning in tax year 1992.

        Both Amendment 1 and Legislative Bill 1, as enacted, were recently challenged in Lancaster County District Court as unconstitutional because they create ad valorem taxes that are not uniform nor proportionate. Boettcher v. State, 494-102. The case was dismissed on May 30, 1995 based upon lack of jurisdiction, but the plaintiffs have appealed such dismissal. The Nebraska Supreme Court removed the case from the docket of the Nebraska Court of Appeals and assumed jurisdiction. Briefs in the case were filed in December, 1995 and argument before the Supreme Court is not expected earlier than June, 1997.

        PUERTO RICO. From time to time the Fund may invest in obligations of the Commonwealth of Puerto Rico and its public corporations exempt from federal and Nebraska state and local income taxes. The majority of the Commonwealth's debt is issued by ten of the major public agencies that are responsible for many of the islands' public functions, such as water, wastewater, highways, telecommunications, education, and public construction.

        Since the 1980's, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Unemployment, while reaching its lowest level in ten years, still remains high. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the U.S. Federal Tax Code for U.S. corporations doing business in Puerto Rico.

        Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure improvements are anticipated to upgrade the island's water, sewer, and road system. The Commonwealth's general obligation debt is secured by a first lien on all available revenues.

        The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while the highest in the Caribbean, lag far behind the United States.

        OTHER RISK FACTORS. Because of its investment policies, the Fund may not be suitable or appropriate for all investors. The Fund is designed for investors who want a high level of current income that is exempt from federal and Nebraska state income taxes. Investors in the Fund should not rely on the Fund for their short-term financial needs. The principal values of longer term securities fluctuate more widely in response to changes in interest rates than those of shorter term securities, providing greater opportunity for capital gain or risk of capital loss.

        In addition, because the Fund may invest up to 5% of assets in noninvestment-grade ("junk bond") securities and since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. On the other hand, short-term market developments generally have a greater effect on the value of lower rated securities--causing their principal value to fluctuate more widely relative to higher quality securities.

        There can be no assurance that the Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of Fund investments, and a decline in interest rates will generally increase the value of Fund investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

        The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

        Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of each Fund's investments would be affected and, in such an event, the Fund would reevaluate its investment objectives and policies.

        Although the banks and securities dealers from which the Fund will acquire repurchase agreements, puts, or purchase participation interests on municipal securities, will be banks and securities dealers that the Adviser believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

        The Fund's concentration in securities issued by municipalities and political subdivisions of the State of Nebraska involves greater risk than investing in municipal securities issued by a diversified group of entities from various geographical areas in the United States. Specifically, the credit quality of the Fund will depend upon the continued financial strength of the public bodies and municipalities in Nebraska. The State of Nebraska does not issue debt and, as a result, the financial condition of each municipality or political subdivision for each issue must be analyzed separately.

        Municipal securities issued by Nebraska municipalities and political subdivisions generally have been highly regarded. Defaults on Nebraska municipal securities have been confined to issues made by sanitary improvement districts primarily occurring in the early 1980's and a few of the industrial development bond issues also occurring in the early 1980's.

        The Fund expects to invest a substantial portion of its assets in the debt obligations of local governments and public authorities in the State of Nebraska. While local governments in Nebraska are predominantly reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cut-backs in state aid. None of the obligations issued by public authorities in Nebraska are backed by the full faith and credit of the State of Nebraska. In addition, property tax increases and general increases in governmental spending may be subject to voter approval.

        The Fund may also invest in certain sectors of the municipal securities market which have unique risks. The sectors include, but are not limited to, investments in issuances of health care providers, electric revenue issues with exposure to nuclear power plants, and private activity bonds without governmental backing. Each of these sectors is impacted by its own unique set of circumstances, including significant regulatory impacts, which may adversely affect an issuer's financial performance.

        Investment in Puerto Rico obligations requires a careful assessment of certain risk factors. These include reliance on substantial federal assistance and favorable tax programs, above average levels of employment and low wealth levels, and an economy vulnerable to adverse shifts in energy prices in U.S.
foreign trade/monetary policies. These risks are countered by strong security provisions, a long history of timely debt repayment and improved financial practices.

                             INVESTMENT RESTRICTIONS

        The Prospectus identifies a number of important policies and restrictions which are considered fundamental and cannot be changed without the approval of shareholders. Additional investment policies and restrictions which cannot be changed without shareholder approval are described below. Shareholder approval requires the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67% or more of the securities voting at a special or annual meeting if more than 50% of the outstanding shares of the Fund's Common Stock are represented at such meeting in person or by proxy; or (b) more than 50% of the Fund's outstanding Common Stock, whichever is less.

        Unless otherwise specified below, the Fund will not:

        1. Borrow money, except (i) the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; (ii) the Fund may enter into reverse repurchase agreements; and (iii) the Fund may also enter into futures contracts as set forth in 4. below;

        2. Purchase or sell commodities or commodity contracts; except that the Fund may enter into futures contracts or options on futures contracts, subject to 4. below;

        3. Purchase equity securities, or securities convertible into equity securities;

        4. Enter into a futures contract or options thereon if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contracts purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin or premiums on options on such futures contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;

        5. Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to : (i) securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; and (ii) municipal securities. For the purpose of this restriction, industrial development bonds issued by nongovernmental users will not be considered to be municipal securities;

        6. Make loans, although the Fund may (i) purchase issues of debt securities, acquire privately negotiated loans to tax-exempt borrowers, and enter into repurchase agreements and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loan would exceed 30% of the value of the Fund's total assets;

        7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except (i) as may be necessary in connection with permissible borrowings and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's total assets valued at cost at the time of borrowing; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions, and (ii) it may enter into futures contracts as set forth in 4. above;

        8. Purchase a security if, as a result, more than 25% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        9. Purchase or sell real estate (although it may purchase municipal securities and other debt securities secured by real estate or interests therein);

        10. Purchase restricted securities or other securities to the extent such securities are not readily marketable or invest in repurchase agreements which do not provide for payment within seven days if, as a result of such investment, more than 10% of the Fund's net assets would be invested in such securities;

        11. Issue senior securities except in compliance with the Investment Company act of 1940;

        12. Make short sales of securities or purchase securities on margin, except for such short-term credit as may be necessary for the clearance of purchases of Fund securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to 4. above;

        13. Underwrite any issue of securities, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

        14. Purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years except obligations issued or guaranteed by the U.S. Government, or its agencies, and municipal securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); provided, however, that for the purpose of this limitation, industrial development bonds issued by nongovernmental users shall not be deemed municipal securities;

        15. Purchase any securities other than those described under "Investment Objectives, Policies and Restrictions" in the Prospectus;

        16. Invest with a view to exercising control or influencing management;

        17. Purchase or sell interests in oil, gas or other mineral exploration or development program;

        18. Make short sales of securities or maintain a short position or purchase puts, calls, straddles, spreads or combinations thereof;

        19. Purchase the securities of other investment companies except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940.

        Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


                        DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are as follows:

Name, Position with Fund and Address                  Principal Occupation Last Five Years


*Thomas C. Smith, Chairman, President, age 53;        Chairman, CONLEY SMITH, Inc., Omaha,
Chief Executive Officer and Treasurer; 200 Centre     Nebraska; Chairman and President,
Terrace, 1225 L Street, Lincoln, Nebraska 68508       SMITH HAYES Financial Services
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President, Lancaster Administrative
                                                      Services,   Inc.,   Lincoln,   Nebraska;
                                                      Chairman and President, Consolidated Investment
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President and Director,
                                                      Concorde Management and
                                                      Development, Inc., Lincoln, Nebraska
                                                      Chairman, SMITH HAYES Advisers, Inc.,
                                                      Lincoln, Nebraska

Thomas D. Potter, Director; age 58;                   President  and  Chief  Executive   Officer,
1800 Memorial Drive,                                  Lincoln Mutual Life Insurance Company,
Lincoln, Nebraska 68502                               Lincoln, Nebraska; December, 1987 - Current

Dale C. Tinstman, Director; age 79;                   Financial and Investment Consultant;
Suite 200,                                            Chairman of University of Nebraska
1201 "O" Street,                                      Foundation; Director and Consultant of
Lincoln, Nebraska 68508                               IBP,  Inc.  (meat  packing  and
                                                      agribusiness), Dakota City, Nebraska


Thomas R. Larsen, C.P.A., Director; age 57;           Certified Public  Accountant,  Chairman, and
6211 "O" Street,                                      President Larsen Bryant & Porter
Lincoln, Nebraska 68510                               CPA's,  P.C., Lincoln, Nebraska

*John H. Conley, Director, age 45;                    President, CONLEY SMITH, Inc. Omaha,
444 Regency Parkway, Omaha,                           Nebraska;   Chairman,  Lancaster
Nebraska 68114-3779                                   Administrative  Services, Inc.,
                                                      Lincoln, Nebraska; President and Director
                                                      Conley Investment Counsel, Omaha,
                                                      Nebraska;   December, 1986  -  April, 1995.

Colleen Avery, Secretary; age 37;                     Vice President, Lancaster
200 Centre Terrace,                                   Administrative Services, Inc.,
1225 L Street,                                        Lincoln, Nebraska; March 1996  to Present
Lincoln, Nebraska 68508                               Investment Operations Coordinator,
                                                      Security    Mutual    Life
                                                      Insurance Company, Lincoln, Nebraska; June
                                                      1984 - March 1996.


*Interested director of the Trust as defined under the Investment Company Act of 1940 by virtue of his affiliation with CONLEY SMITH, Inc.

        The following table represents the compensation amounts received for services as a director of the Fund for the fiscal year ended June 30, 1998:


                               Compensation Table

                                           Aggregate      Total Compensation
                                        Compensation         From the Fund
Name and Position                          From Fund        Paid to Directors
-----------------                        -------------      -----------------
Thomas D. Potter, Director                   $1,200              $1,200
Dale C. Tinstman, Director                   $1,200              $1,200
Thomas R. Larsen, Director                   $1,200              $1,200
Thomas C. Smith, Chairman                    $0                  $0
John H. Conley, Director                     $0                  $0


                     INVESTMENT ADVISORY AND OTHER SERVICES

General

        The investment adviser for the Fund is CONLEY SMITH, Inc. (the "Adviser"). The administrator and transfer agent for the Fund is Lancaster Administrative Services, Inc., (the "Administrator"). The Adviser's address is 444 Regency Parkway, Suite 202 Lake Regency Building, Omaha, Nebraska 68114. The Administrator's address is 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508. The Adviser and Administrator will act as such pursuant to written agreements which will be periodically approved by the directors or the shareholders of the Trust.

Control of the Adviser and the Distributor

        The Adviser, Administrator and the Distributor are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith owns 51% and John H. Conley owns 9% of the outstanding stock of Consolidated Investment Corporation. Mr. Smith owns 79% and Mr. Conley owns 5% of the voting stock of Consolidated.

Investment Advisory Agreements and Administration Agreement

          The Advisory Agreement and Administration Agreement have been approved by the Board of Directors (including a majority of the directors who are not parties to the Advisory and Administration Agreements, or interested persons of any such party, other than as directors of the Trust).
        The Advisory Agreement and Administration Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreement and Administration Agreement are terminable at any time, without penalty, by the Board of Directors of the Trust or by vote of a majority of the Trust's outstanding voting securities on not more than 60 days' written notice to the Adviser and the Administrator, as the case may be, and by the Adviser and Administrator, as the case may be, on 60 days' written notice to the Trust. Unless sooner terminated, the Advisory Agreement and Administration Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

        Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal on an annual basis to .15% of the Fund's average daily net assets.


        Pursuant to the Administration Agreement, the Administrator provides, or contracts with others to provide, the Trust all necessary bookkeeping and shareholder record keeping services, share transfer services, and custodial services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Fund of the Trust and paid monthly, at an annual rate of .125% of the daily average net assets of the Trust. For the fiscal years ended June 30, 1996, 1997 and 1998 the Company paid the Adviser the sums of $15,880, $14,681 and $16,235 respectively and the Administrator the sums of $12,786, $12,234 and $14,529 respectively.


        Under the Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Trust. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Trust.

        The laws of certain states require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. The Fund should not ever exceed such limits. In its sole discretion the Adviser and Administrator may waive all or part of the advisory or administration fees.
Any such waiver may be discontinued at any time.


                                DISTRIBUTION PLAN

        Rule 12b-1(b) under the Investment Company Act of 1940 provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all Agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Fund are distribution expenses within the meaning of Rule 12b-1, the Trust has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule. Under the Underwriting and Distribution Agreement, the Distributor on a best efforts basis, continuously distributes the Fund's shares.

        In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of members of the Board of Directors who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the plan, cast in person at a meeting for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

               (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

               (b) that any person authorized to direct the disposition of moneys paid or payable by the Trust pursuant to the plan or any related agreement shall provide to the Trust's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

               (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of the Fund.

        Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments to the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

        Rule 12b-1(c) provides that the Trust may rely upon Rule 12b-1(b) only if the selection and nomination of the Trust's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Trust may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

        Pursuant to the provisions of the Distribution Plan, as amended, the Fund pays a fee to the Distributor computed and paid monthly at the annual rate of up to .25% for the Fund's average daily net assets in order to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of the Fund's shares. In its sole discretion the Distributor may waive all or part of such fee. Any such waiver may be discontinued at any time. Additionally, the Distributor receives commissions consisting of that portion of the sales charge remaining after reallowance to dealers.


        Expenses  for  which  the  Distributor  will  be  reimbursed  under  the
Distribution Plan include, but are not limited to, compensation paid to registered representatives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and printing of sales literature; advertisement, promotion, marketing and sales expenses; shareholder account servicing fees; and other distribution-related expenses. Compensation may be paid out of such amounts to investment executives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor as follows. If shares of the Fund are sold by a representative of a broker-dealer other than the Distributor, that portion of the reimbursement which is attributable to shares sold by such representative is paid to such broker-dealer. If shares of the Fund are sold by an investment executive of the Distributor, compensation will be paid to the investment executive by the Distributor in an amount not to exceed that portion of .25% of the average daily net assets of the Fund which is attributable to shares sold by such investment executive. For the period ending June 30, 1998, the Fund paid to the Distributor $27,041 under the Distribution Plan. The Distributor paid to its agents $18,997 and $8,044 to other broker-dealers of such fees. The Distributor also received $5,851, and retained $4,877 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund shares. Thomas C. Smith, a director and officer of the Trust, controls the Distributor and as a result has a financial interest in the Distribution Plan.



                   FUND TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable prices. In selecting broker-dealers the Adviser may consider a number of factors including but not limited to the reasonableness of the commission (if any), quality of services, research services and execution.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research and/or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's transactions in exchange for research services provided the Adviser except as noted below. However, from time to time, the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide the Adviser with research services which the Adviser anticipates will be useful to it. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.


        During the fiscal year ended June 30, 1998, the Fund incurred $15,400 of brokerage commissions, all of which were paid to the Distributor. This amounted to 100% of the total brokerage commissions paid by the Fund and represented 100% of the total number of transactions involving commissions. Most of the Fund's securities purchases are typically principal transactions involving new issues. The Fund's previous practice of permitting SMITH HAYES to execute portfolio transactions on an agency basis has been discontinued.


        In certain instances, there may be securities which are suitable investments for the Fund as well as for one or more of the advisory clients of the Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

                            CAPITAL STOCK AND CONTROL


        A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 4, 1998. Officers and directors of the Trust, in the aggregate, owned 1% of the shares of the Fund as of that date.

        Name and Address                        Shares                 Ownership
        UBATCO & Co.                          85,815.035                  6.93%
        4732 Calvert Street
        Lincoln, NE  68506

        Firlin & Co.                          114,268.339                 9.23%
        C/O National Bank of Commerce
        P.O. Box 82408
        Lincoln, NE  68501

        Virgil Eihusen                        109,184.002                 8.82%
        550 B Road
        Grand Island, NE  68801



                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price of the Fund's shares is summarized in the Prospectus in the text following the headings "Purchase of Shares--General" and "Valuation of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.


Determination of Net Asset Value, Redemption Price and Maximum
Offering Price per Share as of June 30, 1998

        Net asset value and redemption price per share (Net assets divided by shares outstanding - $9.95)

        Maximum offering price per share (100/96.10 of the per share net asset value, which takes into account the Fund's current maximum sales charge) - $10.35


     Shares of the Fund are offered to the public at their net asset value next determined after an order is received with a varying sales charge as set forth below.

                                                    Sales Charges
                                                                       Dealer
                                       As a % of     As a % of      Reallowance
                                    Public Offering Net Amount       as a % of
                                         Price        Invested    Offering Price
On Purchases of:
    less than $25,000                   3.90            4.06           3.00
    $25,000 but less than $50,000       2.50            2.56           2.00
    $50,000 but less than $100,000      1.30            1.32           1.00
    $100,000 and over                    -0-            -0-             -0-

Net Asset Value Purchases

        Shares of the Fund may be sold without a sales charge to (1) directors and employees (and their families) of the Company, the Distributor, the Adviser, the Administrator, and securities dealers having sales agreements with the Distributor; (2) investors purchasing shares with proceeds of redemptions from any U.S. mutual fund not distributed by the Distributor which imposes front-end sales charges or deferred sales charges; and (3) persons who have entered into an investment advisory agreement with the Distributor or the Adviser as to any portion of their assets that is invested in the Fund or any other Fund of the Company. To be eligible to purchase shares without the imposition of sales charges as described above, the investor or the investor's broker must establish such eligibility at the time shares are purchased by advising the Distributor.

Reduced Sales Charge

        Select shares of the Fund may also be purchased at the reduced sales charges as set forth in this Prospectus if the investor agrees to purchase at least the aggregate amount necessary to qualify for the reduced sales charge under a statement of intent. Under the statement of intent, an investor agrees to purchase a certain amount over a 13 month period, and in so doing qualifies for the reduced sales charge for the aggregate amount for all purchases in furtherance of the statement of intent. The statement of intent does not create a binding obligation on the shareholder to purchase the requisite number and amount of shares and consequently, 2.5% of the value of the total shares to be purchased will be segregated from the shareholder's account as statement of intent shares. All such shares will be credited with the appropriate amount of dividends and capital gains distributions. In the event that the statement of intent is fulfilled, all shares will be credited to the shareholder's regular account. In the event that the statement of intent is not fulfilled, a sufficient amount of the statement of intent shares will be redeemed to realize the difference in sales charges based on the number and amount of the shares actually purchased and the balance of such shares will be released to the shareholder's regular account. (See account application).

    Investors may also qualify for the reduced sales charges by aggregating their investments in the Fund with a spouse and children under the age of 21 or a business entity or trust of which they are a shareholder, partner, owner or beneficiary.

Statement of Intention

        The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written statement of intention (the "Statement") in the application form provided by the Principal Underwriter and signed by the purchaser. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder signs a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.


                                   REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


                        CALCULATIONS OF PERFORMANCE DATA

        From time to time the Trust may quote the yield for the Fund in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing the Fund's net investment income per share for the base period which is 30 days or one month, by the Fund's maximum offering purchase price on the last day of the period and annualizing the result. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future.

        Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, a Fund's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Fund's net asset value over the period for which yield has been calculated, which, when combined, will indicate the Fund's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such portfolio. In periods of rising interest rates, the opposite can be expected to occur.


        The yield of the Fund for the 30-day period ended June 30, 1998 was 4.55%.

        In connection with the quotations of yields in advertisements described above, the Trust may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Fund may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement. The total return for the Fund for one year and three years ended June 30, 1998 was 5.79% and 5.91% (annualized) and from inception (July 12, 1993) through June 30, 1998, annualized, was 4.90%.



                                    AUDITORS

        The  Board  of  Directors,   including  all   disinterested   directors,
unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Fund's accountants.

                                    DIVIDENDS

        All net investment income and capital gains of the portfolio are distributed to shareholders periodically. Dividends are declared and paid once each month. Capital gains distributions, if any, will be paid at least once per year. Dividends are accrued and credited to shareholders' accounts and are automatically reinvested in additional Fund shares on the dividend date each month at the net asset value of the shares on such day, unless the shareholder notifies the SMITH HAYES investment executive or other broker-dealer of an election to receive cash. Cash payment, if requested, is made through the dividend date and checks for such payment will be mailed within 5 days thereof.


                                   TAX STATUS

        The Fund anticipates that substantially all of the dividends declared will be exempt from federal income taxes. Additionally, substantially all dividends are anticipated to be exempt from the state income taxes of the state of Nebraska. Due to seasonal variations and the supply of municipal securities and temporary investment strategies, the Fund may generate income which is tax exempt for federal purposes, nontax-exempt for Nebraska state income tax purposes, income that may be subject to the alternative minimum tax, and/or income that is not federal tax-exempt or Nebraska state income tax-exempt. Annually the Trust or the Fund will mail shareholders Form 1099-DIV and other information indicating the federal and state tax status of dividends and capital gain distributions made by the Fund during the calendar year.

        As indicated, the Fund may invest in certain "private activity" bonds, which may result in some shareholders having to include income generated by these bonds in their alternative minimum tax computation. The amount of dividends declared by the Fund which are subject to alternative minimum tax will be reported to shareholders in January.

        A redemption or exchange of Fund shares by a shareholder is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss to a shareholder, depending upon how long the shareholder has owned the shares. In January of each year, shareholders will receive a Form 1099-B indicating the trade date and proceeds from all sales and exchanges of portfolio shares.

        At the time of purchase, the share price of the Fund may reflect undistributed capital gains or unrealized appreciation of securities. Any capital gains which the Fund may declare from these amounts or from future capital gains which are distributed to shareholders, are fully taxable assets.


                                    CUSTODIAN

        Union Bank & Trust Company, Lincoln, Nebraska (the "Bank"), under an agreement with the Trust, is the custodian for the Fund's securities and cash. The Bank's main office is at 4732 Calvert Street, Lincoln, Nebraska.


                              FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the information in the Fund's Financial Report dated June 30, 1998, attached hereto.

                                 LANCASTER FUNDS


                         INSTITUTIONAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                               September 29, 1998


                                Table of Contents

                                                                           Page

General Information......................................................    2
Investment Objectives, Policies and Restrictions.........................    2
Directors and Executive Officers.........................................    6
Investment Advisory and Other Services...................................    7
Distribution Plan........................................................    8
Portfolio Transactions and Brokerage
        Allocations......................................................   10
Capital Stock and Control................................................   11
Net Asset Value and Public Offering Price................................   12
Redemption...............................................................   12
Tax Status...............................................................   13
Calculation of Performance Data..........................................   13
Auditors.................................................................   14
Financial Statements.....................................................   14



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated September 29, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Company at 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

                               GENERAL INFORMATION

     Lancaster Funds is a Minnesota corporation incorporated in 1988 under the name SMITH HAYES Trust, Inc. The SMITH HAYES Trust, Inc. adopted the trade name "Lancaster Funds" and will hence forth do business under this name.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

        The shares of Lancaster Funds (the "Company") are offered in series. This Statement of Additional Information only relates to the series designated:
Institutional Money Market Fund (sometimes referred to herein as a "Fund" ). The investment objective and policies of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.

Institutional Money Market Fund

        The investment objective of the Institutional Money Market Fund is to provide maximum current income consistent with preservation of capital and maintenance of liquidity. In order to accomplish this goal, assets of the Institutional Money Market Fund will be invested in the following types of money market instruments maturing in less than one year from time of investment, as defined herein:

        1. Securities issued or guaranteed by the United States Government. These include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government.

        2. Obligations issued or guaranteed by agencies or instrumentalities of the United States Government, such as Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such Securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.

        3. The Fund is authorized to purchase Trust Certificates representing an equitable ownership in a group of federally insured student loans held by a bank trustee. However, management of the Fund believes that these investments are not presently available to the Fund and are not likely to be available in the future. Accordingly, the Fund does not expect to invest in such Trust Certificates in the forseeable future.


Investment Policies Applicable to the Fund

        Assets of the Fund will consist of securities with maturities of less than one year at date of purchase or, if maturing beyond one year, which have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment. The dollar-weighted average maturity of the Fund's investments will be 90 days or less, determined in the same manner. The underlying securities will be issued or guaranteed by the United States Government, its agencies or instrumentalities. In attempting to provide its shareholders with the highest income consistent with safety of principal, the Fund may not necessarily purchase investments bearing the highest interest rates available as such investments may also involve a higher degree of risk.

        As a general policy, it is the Company's intention to hold the Fund's investments until they mature. However, in an effort to increase portfolio yields, the Company may periodically trade securities to take advantage of perceived disparities between the markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of a portfolio investment prior to maturity and at time when such sale would be undesirable.

        While investments by the Company for the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible Under certain circumstances, the net asset value of Fund shares could decrease. In light of these various contingencies, there cannot be any assurances that the Fund will achieve its investment objective or maintain a consistent net asset value.

        The Prospectus identifies a number of important policies and restrictions which are considered fundamental and cannot be changed without the approval of shareholders. Additional investment policies and restrictions which cannot be changed without shareholder approval are described under Investment Restrictions below. Shareholder approval requires the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67% or more of the securities voting at a special or annual meeting if more than 50% of the outstanding shares of the Fund's Common Stock are represented at such meeting in person or by proxy; or (2) more than 50% of the Fund's outstanding Common Stock, whichever is less.

Investment Restrictions

        In addition to the investment objectives and policies set forth in the Prospectus, the Company and the Fund are subject to certain investment restrictions, as set forth below, which may not be changed without the vote of a majority of the Company's or Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of the Company's or the Fund's outstanding shares voting at a meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) a majority of the Company's or the Fund's outstanding shares.

        Unless otherwise specified below, the Fund will not:

        1.     Purchase  any  securities   other  than  those  described   under
"Investment Objectives, Policies and Restrictions;"


        2.  Invest with a view to exercising control or influencing management;

        3. Purchase or sell real estate commodities or commodity contracts, interests in oil, gas or other mineral exploration or development program;

        4. Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

        5. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

        6.  Make  loans  to  other  persons;  provided,  the  Fund  may make the
investments,   and  enter  into  repurchase   agreements,   as  described  under
"Investment Objective, Policies and Restrictions;"

        7. Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of the Fund's total assets;

        8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund, except as may be necessary in connection with borrowings outlined in (7) above and then securities mortgaged, hypothecated, or pledged may not exceed 5% of the Fund's total assets taken at market value;

        9. Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements and loans) or for which no ready market exists;

        10.    Act as an underwriter of securities;

        11. Enter into repurchase agreements if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and

        12. Purchase the securities of other investment companies except as provided by Section 12(d)(1)(F) of the Investment Company Act of 1940.


        Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.


                        DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are as follows:


Name, Position with Fund and Address                  Principal Occupation Last Five Years
*Thomas C. Smith, Chairman, President, age 53;        Chairman, CONLEY SMITH, Inc., Omaha,
Chief Executive Officer and Treasurer; 200 Centre     Nebraska; Chairman and President,
Terrace, 1225 L Street, Lincoln, Nebraska 68508       SMITH HAYES Financial Services
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President, Lancaster Administrative
                                                      Services,   Inc.,   Lincoln,   Nebraska;
                                                      Chairman and President, Consolidated Investment
                                                      Corporation, Lincoln, Nebraska;
                                                      Vice President and Director,
                                                      Concorde Management and
                                                      Development, Inc., Lincoln, Nebraska
                                                      Chairman, SMITH HAYES Advisers, Inc.,
                                                      Lincoln, Nebraska

Thomas D. Potter, Director; age 58;                   President  and  Chief  Executive   Officer,
1800 Memorial Drive,                                  Lincoln Mutual Life Insurance Company,
Lincoln, Nebraska 68502                               Lincoln, Nebraska; December, 1987 - Current

Dale C. Tinstman, Director; age 79;                   Financial and Investment Consultant;
Suite 200,                                            Chairman of University of Nebraska
1201 "O" Street,                                      Foundation; Director and Consultant of
Lincoln, Nebraska 68508                               IBP,  Inc.  (meat  packing  and
                                                      agribusiness), Dakota City, Nebraska


Thomas R. Larsen, C.P.A., Director; age 57;           Certified Public  Accountant,  Chairman, and
6211 "O" Street,                                      President Larsen Bryant & Porter
Lincoln, Nebraska 68510                               CPA's,  P.C., Lincoln, Nebraska

*John H. Conley, Director, age 45;                    President, CONLEY SMITH, Inc. Omaha,
444 Regency Parkway, Omaha,                           Nebraska;   Chairman,  Lancaster
Nebraska 68114-3779                                   Administrative  Services, Inc.,
                                                      Lincoln, Nebraska; President and Director
                                                      Conley Investment Counsel, Omaha,
                                                      Nebraska;   December, 1986  -  April, 1995.

Colleen Avery, Secretary; age 37;                     Vice President, Lancaster
200 Centre Terrace,                                   Administrative Services, Inc.,
1225 L Street,                                        Lincoln, Nebraska; March 1996  to Present
Lincoln, Nebraska 68508                               Investment Operations Coordinator,
                                                      Security    Mutual    Life
                                                      Insurance Company, Lincoln, Nebraska; June
                                                      1984 - March 1996.



*Interested director of the Company as defined under the Investment Company Act of 1940 by virtue of his affiliation with CONLEY SMITH, Inc.

        The following table represents the compensation amounts received for services as a director of the Fund for the fiscal year ended June 30, 1998:



                               Compensation Table

                                        Aggregate             Total Compensation
                                     Compensation              From the Fund
Name and Position                       From Fund              Paid to Directors
-----------------                     -------------            -----------------
Thomas D. Potter, Director               $1,200                    $1,200
Dale C. Tinstman, Director               $1,200                    $1,200
Thomas R. Larsen, Director               $1,200                    $1,200
Thomas C. Smith, Chairman                $0                        $0
John H. Conley, Director                 $0                        $0


                     INVESTMENT ADVISORY AND OTHER SERVICES

General

        The investment adviser for the Fund is CONLEY SMITH, Inc. (the "Adviser"). The administrator and transfer agent for the Fund is Lancaster Administrative Services, Inc., (the "Administrator"). The Adviser's address is 444 Regency Parkway, Suite 202 Lake Regency Building, Omaha, Nebraska 68114. The Administrator's address is 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508. The Adviser and Administrator will act as such pursuant to written agreements which will be periodically approved by the directors or the shareholders of the Fund.

Control of the Adviser, Administrator and the Distributor

        The Adviser, Administrator and Distributor are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith owns 51% and John H. Conley owns 9% of the outstanding stock of Consolidated Investment Corporation. Mr. Smith owns 79% and Mr. Conley owns 5% of the voting stock of Consolidated.

Investment Advisory Agreements and Administration Agreement


        The Advisory Agreement and Administration Agreement have been approved by the Board of Directors (including a majority of the directors who are not parties to the Advisory and Administration Agreements, or interested persons of any such party, other than as directors of the Company). The Advisory Agreement and Administration Agreement for the Fund were first approved by the Board of Directors on April 20, 1992, and were approved by the shareholders on December 18, 1993. The Board of Directors last approved the Advisory Agreement and Administration Agreement on July 21, 1998.


        The Advisory Agreement and Administration Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreement and Administration Agreement are terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser and the Administrator, as the case may be, and by the Adviser and Administrator, as the case may be, on 60 days' written notice to the Company. The Advisory Agreement may be terminated at any time by a vote of the holders of a majority of the outstanding voting securities of such Portfolio, upon 60 days' written notice to the Adviser. The Administration Agreement is terminable by the vote of a majority of all outstanding voting securities of the Company. Unless sooner terminated, the Advisory Agreement and Administration Agreement shall continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

        Pursuant to the Advisory Agreement, the Fund will pay the Adviser a monthly advisory fee equal on an annual basis to .10% of the Fund's average daily net assets.

        Pursuant to the Administration Agreement, the Administrator acts as transfer agent and provides, or contracts with others to provide, the Company all necessary bookkeeping and shareholder recordkeeping services, share transfer services, and custodial services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for the Fund and paid monthly, at an annual rate of .12% of the daily average net assets of the Company.


        For the fiscal years ended June 30, 1996, 1997 and 1998 the Company paid the Adviser the sums of $27,243, $48,545 and $44,835, respectively and the Administrator the sums of $32,692, $58,254 and $53,802, respectively.


        Under the Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Company.

        The laws of certain states require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. The Fund should not ever exceed such limits.

Custodian

        The Custodian for the Company and the Fund is Union Bank and Trust Company ("Union"), 4732 Calvert Street, Lincoln, Nebraska 68506. Union, as custodian, holds all cash and securities owned by the Fund.

                                DISTRIBUTION PLAN

        Rule 12b-1(b) under the Investment Company Act of 1940 provides that any payments made by the Fund in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all Agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Fund are distribution expenses within the meaning of Rule 12b-1, the Fund has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule. Under the Underwriting and Distribution Agreement, the Distributor, on a best efforts basis, continuously distributes the Fund's shares.

        In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of members of the Board of Directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan, cast in person at a meeting for the purpose of voting on such plan or agreement. Rule 12(b)-1(b)(3) requires that the plan or agreement provide, in substance:

               (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

               (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

               (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of the Fund.

        Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments to the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

        Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

        Pursuant to the provisions of the Distribution Plan, as amended, the Fund pays a fee to the Distributor computed and paid monthly at the annual rates of up to .20% for the Institutional Money Market Fund's average daily net assets in order to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of the Fund's shares.

        Expenses  for  which  the  Distributor  will  be  reimbursed  under  the
Distribution Plan include, but are not limited to, compensation paid to registered representatives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and printing of sales literature; advertisement, promotion, marketing and sales expenses; shareholder account servicing fees; and other distribution-related expenses. Compensation may be paid out of such amounts to investment executives of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor as follows. If shares of the Fund are sold by a representative of a broker-dealer other than the Distributor, that portion of the reimbursement which is attributable to shares sold by such representative is paid to such broker-dealer. If shares of the Fund are sold by an investment executive of the Distributor, compensation will be paid to the investment executive by the Distributor in an amount not to exceed .20% of the average daily net assets of the Fund which is attributable to shares sold by such investment executive.


        For  the  fiscal  years  ended  June  30,  1996,   1997  and  1998,  the
Institutional Money Market Portfolio paid to the Distributor $54,439, $96,972 and $89,676under the Distribution Plan.

        Of the total amount pad to the Distributor pursuant to the Distribution Plan, the Distributor retained or paid to its agents $85,506. The Distributor paid the balance to various other broker-dealers pursuant to selling agreements between the Distributor and such persons for distribution services. Thomas C. Smith, a director and officer of the Company, controls the Distributor and as a result has a financial interest in the Distribution Plan.



                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research and/or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement their own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believe that most research services obtained by them generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser has not entered into any formal or informal Agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's transactions in exchange for research services provided the Adviser except as noted below. However, from time to time, the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide the Adviser with research services which the Adviser anticipates will be useful to it. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser doing so determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio transactions for the Fund may be effected through the Distributor, as discussed in the Prospectus under "Management-Portfolio Brokerage." In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        In certain instances, there may be securities which are suitable for the Fund as well as for one or more of the advisory clients of the Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the portfolio involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.


        For the fiscal years ended June 30, 1996, 1997 and 1998, the Institutional Money Market Fund incurred $638, $469 and $746 for brokerage commissions for securities transactions. All of the brokerage commissions incurred were paid to SMITH HAYES Financial Services Corporation, the Fund's Distributor, which is an affiliate of the Fund's Adviser. All the brokerage transactions executed through SMITH HAYES were effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.


                            CAPITAL STOCK AND CONTROL


        A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. The following table provides the name and address of any person who owns of record 5% or more of the outstanding shares of the Portfolio as of September 4, 1998.


                   Name and Address                       Shares       Ownership



                   UBATCO & Company                   3,506,948.120      9.24%
                   Union Bank and Trust Company
                   Trust Department-nominee name
                   4732 Calvert Street
                   Lincoln, NE  68506

                   Mesirow Financial, Inc.           22,403,760.870     59.05%
                   Omnibus Account
                   350 No. Clark Street
                   Chicago, IL  60610


        As a group, the officers and directors of the Company owned less than 1% of the shares of the Institutional Money Market Portfolio. As a group, the officers and directors owned less than 1% of all outstanding shares of all the Company's Portfolios.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price of the Fund's shares is summarized in the Prospectus in the text following the headings "Purchase of Shares--Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

        The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940 which permits the Company to compute the Fund's net asset values per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors must establish procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, but in any event, not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and recordkeeping procedures.

        Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. Accordingly, U.S. Government obligations held by the Fund will be valued at their amortized cost, which normally will be their face amount. Other assets and securities are valued at a fair value determined, in good faith, by the Board of Directors.

        The amortized cost method of valuation may result in some dilution of a shareholder's interest in the Fund insofar as general market increases and decreases of interest rates usually have an inverse effect on the value of debt instruments. However, the significance of the effect of such general market increases and decreases in interest rates directly corresponds to the maturity of the debt instruments, that is, the change in the market value of the underlying debt instruments and the corresponding change in the premium or discount of such instruments is greater when maturities are larger and less when maturities are shorter.

                                   REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                   TAX STATUS

        The Company has qualified and intends to continue to qualify the Fund as "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale of other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Fund's gross income. This restriction may limit the extent to which a Fund may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Fund. The Code also requires a regulated investment company to diversify its holdings.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Company may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

                        CALCULATIONS OF PERFORMANCE DATA

        From time to time the Company may quote the yield for the Fund in advertisements, in reports, and other communications to shareholders.

        The Fund's yield (a seven-calendar-day historical yield) is calculated by first dividing the average daily net investment income per share for that seven-day period by the average daily net asset value per share for the same period. This return is then annualized by multiplying the result times 365/7. Net investment income does not include realized or unrealized gains or losses. The effective yield calculation is based on the current yield and the distribution of dividends monthly.

        The rate of return, or yield, on the Fund's shares may fluctuate daily and does not provide a basis of determining future yields. The yield is not guaranteed nor is the Fund's principal insured. In comparing the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other money market funds), investors should consider differences between the Fund and the alternate investments, including differences in the period and methods used in calculating the yields being compared.


        The Fund's current yield and effective (compounded) yield was as follows as of the seven day period ending June 30, 1998:

        Assumptions:
               Value of a hypothetical preexisting
               account with exactly one share at
               the beginning of the period:                    $     1.00
                                                                ---------

               Value of the same account (excluding
               capital changes) at the end of
               the seven day period:                            $1.00095

        Calculation:
              Ending account value                              $1.00095

               Less beginning account value                  $      1.00
                                                                 -------
               Net change in account value                     $  .00095
                                                                 -------
               Base period return:
               (change account value)                          $  .00095
                                                                --------
               Current yield

               (Base period return x (365/7))                      4.97%

               Effective yield

               [(Base period return + 1)365/7]-1                   5.10%


        There are no monthly account charges.

        From time to time the Fund may quote yield in advertisements or in reports and other communications to shareholders. The yield changes in response to fluctuations in interest rates and in the Fund's expenses. Consequently, any given yield quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future.

        Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the yield will fluctuate, unlike other investments which may pay a fixed yield for a stated period of time.

        Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields in the balance of the Fund's holdings, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                                    AUDITORS

        The  Board  of  Directors,   including  all   disinterested   directors,
unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508-1469 as the Fund's accountants.

                              FINANCIAL STATEMENTS


        The Company hereby incorporates by reference the information in the Company's Financial Report for the Fund dated June 30, 1998, attached hereto.

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements

               (1)    Included in Part A:

                      Financial Highlights

               (2) Incorporated by reference to the Annual Report filed on Edgar on August 28, 1998.

                      Statement of Assets and Liabilities, June 30, 1998; Statements of Operations and Statements of Changes in Net Assets, Years ended June 30, 1998 and 1997; Schedules of Investments; Notes to Financial Statements; Financial Highlights and Independent Auditors' Report dated July 24, 1998 for the Capital Builder Fund, Crestone Small Cap Fund, Convertible Fund, Government/Quality Bond Fund, Institutional Money Market Fund and Nebraska Tax-Free Fund.

               (3)    Consent of Deloitte & Touche LLP

        (b)    Exhibits

           Exhibit No.       Description

           1.  (a)(1)        Articles of Incorporation

               (b)(2)        Articles   of   Amendment   to  the   Articles  of
                             Incorporation

               (c)(2)        Certificate of Redesignation

               (d)(2)        Certificate  of  Designation  - Nebraska  Tax-Free
                             Fund

               (e)(3)        Certificate  of  Designation  of  Capital  Builder
                             Fund

               (f)(9)        Certificate of Designation - Multiple Class

           2.  (a)(1)        Bylaws of Company

               (b)(4)        Amendment to Bylaws

           5.  (a)(5)        Amended   Transfer   Agent   and    Administrative
                             Services Agreement

               (b)(5) Investment Advisory Agreement for the Small Cap Fund, Convertible Fund, Government/Quality Bond Fund, Nebraska Tax-Free Fund and Capital Builder Fund

               (c)(1)        Form of Sub-Investment Advisory Agreement

               (d)(6) Investment Advisory Agreement for Institutional Money Market Fund

           6.  (a)(3)        Underwriting Agreement

               (b)(3)        Specimen Copy of Servicing Agreement

           8.  (9)           Amended  Custodian  Agreement  with Union Bank and
                             Trust Company

           9.  (6)           Form of  Declaration  of  Trust  establishing  the
                             Mid-America Student Finance Trust

          10.  (a)(4)        Opinion  and Consent of Messrs.  Cline,  Williams,
                             Wright,  Johnson & Oldfather  with  respect to the
                             Convertible  Fund  and   Government/Quality   Bond
                             Fund

               (b)(8) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with respect to the Small Cap Fund

               (c)(6) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with respect to the Institutional Money Market Fund

               (d)(2) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with respect to the Nebraska Tax-Free Fund

               (e)(9)        Opinion  and Consent of Messrs.  Cline,  Williams,
                             Wright,   Johnson  &  Oldfather  with  respect  to
                             multiple classes of shares.

          15.    (9)         Amended Rule 12b-1 Plan

          16.                Schedule of Performance Computations

          18.    (9)         Rule 18f-3 Plan


Footnotes to Exhibits

(1) Incorporated by reference to Form N-1A Registration Statement File No. 33-19894 (the "Form N-1A") filed January 30, 1988

(2) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-1A filed May 10, 1993

(3) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-1A filed January 19, 1995

(4) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-1A filed June 3, 1988

(5)       Incorporated   by  reference  to   Pre-Effective   Amendment  No.  2
          to Form  N-14 Registration Statement File No. 33-92012 filed
          July 14, 1995

(6) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-1A filed July 1, 1992

(7) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-1A filed October 28, 1994

(8) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-1A filed July 1, 1992

(9) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-1A filed July 8, 1996

Item 25.  Persons Controlled by or under Common Control with Registrant

          None

Item 26.  Number of Holders of Securities

          As of September 4, 1998:


        Title of Class                                  Number of Record Holders
             Common Stock
        Capital Builder Fund                                       273
        Small Cap Fund                                             198
        Convertible Fund                                            89
        Government Quality Bond Fund                                41
        Institutional Money Market Fund                            164
        Nebraska Tax Free Fund                                     146


Item 27.      Indemnification

        Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 8.d. of the Articles of Incorporation, Article XIII of the Bylaws of Registrant (Exhibit 2 hereto) and to Section 10 of the Underwriting Agreement (Exhibit 6 hereto) for additional indemnification provisions.

        The general effect of such provisions is to require indemnification of persons who are made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors and officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interests of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

        Nevertheless, Article 8(d) of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibit any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.(a)        Business and Other Connections of Investment Adviser

CONLEY SMITH, Inc.

      Name and                             Principal Occupations
 Principal Business    Positions with      (Present and for
      Address*             Adviser         Past Two Years)
-------------------------------------------------------------------------------
   Thomas C. Smith        Chairman         See  caption  "Management"  in  the
                                           Statement       of       Additional
                                           Information  forming a part of this
                                           Registration Statement

   John H. Conley         President        See  caption  "Management"  in  the
                                           Statement       of       Additional
                                           Information  forming a part of this
                                           Registration Statement

   Colleen Avery          Secretary        See  caption  "Management"  in  the
                                           Statement       of       Additional
                                           Information  forming a part of this
                                           Registration Statement

     * The address is the address of the Adviser or Portfolio Manager unless otherwise indicated, which is contained under "Management" in the Prospectus.


         (b)       Business and Other Connections of the Portfolio Managers

CALAMOS ASSET MANAGEMENT, INC.

     Name and                        Principal Occupations
Principal Business   Positions with  (Present and for
     Address*            Adviser     Past Two Years)
-------------------------------------------------------------------------------
  John P. Calamos  President and     President,  Calamos Asset Management, Inc.
                   Managing Director ("CAM");   President,   Calamos   Financial
                                     Services,  Inc.  ("CFS"),  a broker-dealer;
                                     President and Trustee,  Calamos  Investment
                                     Trust ("CIT"); an investment adviser.

 Robert  M. Slotky  Senior Vice      Senior   Vice   President   and Treasurer,
                    President        CAM and CFS; Treasurer CIT; from 1984 until
                                     September  1987,  Financial Vice President,
                                     NCA and Treasurer, NCAM.

 Joyce  A. Cagnina Vice  President   Vice President and Secretary,and Secretary,
                                     CAM and CFS; Secretary, CIT; from 1986  to
                                     September 1987, Vice President, NCA; prior thereto, employee, NCA.

* The address is the address of the Adviser or Portfolio Manager unless otherwise indicated, which is contained under "Management" in the Prospectus.

        For the past two years, the directors, officers and partners of Crestone Capital Management, have not been engaged in any other business, profession, vocation or employment for their own account or as a director, officer, employee, partner or trustee and have devoted substantially their full time to their respective businesses. Further information about this Sub-Adviser included in such Sub-Advisers' Form ADVs filed with the Commission and which is incorporated by this reference herein.

Item 29.      Principal Underwriters

        (a)   Not applicable.
        (b)

    Positions and Name                             Positions and
     and Principal             Offices with        Offices with
     Business Address*          Underwriter        Registrant
-------------------------------------------------------------------------------
     Thomas C. Smith      Chairman and President    Chairman, President, Chief
     200 Centre Terrace                             Executive Officer, Treasurer
     1225 L Street                                  and Director
     Lincoln, NE 68508

     George W. Peterson   Director and Vice President  n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     Max H. Callen        Director and Vice President  n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     A. John Walters      Director and Vice President  n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     Allen J. Moore        Director and Vice President  n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     Sharon A. Shelley     Director, VP, Sec/Treasurer  n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     John H. Conley        Director                     n/a
     444 Regency Parkway
     Omaha, NE  68114

     W. Don Nelson         Vice President               n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508

     Pamela A. Feilmeier   Vice President               n/a
     200 Centre Terrace
     1225 L St.
     Lincoln, NE  68508


        (c)   Not applicable.

Item 30. Location of Accounts and Records

         All required  accounts,  books and records will be maintained by Thomas
C. Smith, 200 Centre Terrace, 1225 L Street, Lincoln, Nebraska 68508.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

         The Registrant further undertakes to furnish each person to whom the Prospectus is delivered a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant  to the  requirements  of the  Securities  Act of  1933,  and  the
Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln and the State of Nebraska, on the 29th day of September, 1998. By the execution hereof, the undersigned hereby certifies that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933.


                                         SMITH HAYES Trust, Inc.


                                         By: /s/ Thomas C. Smith
                                               Thomas C. Smith, President



        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on September 29, 1998.



              Signature                    Title


  /s/  Thomas C. Smith               Chairman, President, Principal Executive
              Thomas C. Smith        Officer, Principal Financial and
                                     Accounting Officer and Treasurer

 /s/  Thomas D. Potter               Director
              Thomas D. Potter

 /s/  Thomas R. Larsen               Director       /s/ Thomas C. Smith
              Thomas R. Larsen                          Thomas C. Smith
                                                        Attorney-in-Fact
 /s/  Dale C. Tinstman               Director
              Dale C. Tinstman

 /s/ John H. Conley                  Director
              John H. Conley